AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 11,
                                      1997



                   Registration File Nos. 33-480 and 811-4415

================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-3


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]
                         Pre-Effective Amendment No.                   [ ]
                                       --

                       Post-Effective Amendment No. 26                 [X]

                                       --


                                     and/or


       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                              Amendment No. 32                         [X]

                                       --


                        (CHECK APPROPRIATE BOX OR BOXES.)

                        COLLEGE RETIREMENT EQUITIES FUND
                           (EXACT NAME OF REGISTRANT)

                                (NOT APPLICABLE)
                           (NAME OF INSURANCE COMPANY)


                                730 Third Avenue
                          NEW YORK, NEW YORK 10017-3206
          (ADDRESS OF INSURANCE COMPANY'S PRINCIPAL EXECUTIVE OFFICES)


     INSURANCE COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE: 212-490-9000


NAME AND ADDRESS OF AGENT FOR SERVICE:     COPY TO:
Peter C. Clapman, Esquire                  Paul J. Mason, Esquire
College Retirement Equities Fund           Sutherland, Asbill & Brennan
730 Third Avenue                           1275 Pennsylvania Avenue, N.W.
New York, New York  10017-3206             Washington, D.C.  20004-2404




                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
    As soon as practicable after effectiveness of the Registration Statement


It is proposed that this filing will become effective (CHECK APPROPRIATE BOX) [ [ ] immediately upon filing pursuant to paragraph (b)

[ ] on (DATE) pursuant to paragraph  (b)

 [ ] 60 days after  filing  pursuant to paragraph
(a)(1)


[ ]  on (DATE) pursuant to paragraph (a)(1)

[ ]  75 days after filing pursuant to paragraph (a)(2)
[X]  on May 1, 1997 pursuant to paragraph (a)(2) of Rule 485.
IF APPROPRIATE, CHECK THE FOLLOWING BOX:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for the Registrant's fiscal year ended December 31, 1996, will be filed on February 13, 1997.

             CROSS REFERENCE TO ITEMS REQUIRED BY PART A OF FORM N-3



               N-3 ITEM                                   PROSPECTUS HEADING
               --------                                   ------------------

 1.  Cover Page .....................................     Cover Page

 2.  Definitions ....................................     Definitions

 3.  Synopsis .......................................     Summary

 4.  Condensed Financial
       Information ..................................     Condensed Financial
                                                          Information

 5.  General Description of
       Registrant and Insurance
       Company ......................................     The College Retirement
                                                          Equities Fund

 6.  Management .....................................     Management and
                                                          Investment Advisory
                                                          Arrangements

 7.  Deductions and Expenses ........................     Expense Deductions

 8.  General Description of Variable Annuity
          Contracts .................................     Summary; The Annuity
                                                          Certificates; General
                                                          Matters; Voting Rights

 9.  Annuity Period .................................     Summary; The Annuity
                                                          Period

10.  Death Benefit ..................................     Death Benefits

11.  Purchases and Contract
          Value .....................................     The Annuity
                                                          Certificates;
                                                          Valuation of Assets

12.  Redemptions ....................................     Summary; The Annuity
                                                          Certificates

13.  Taxes ..........................................     Federal Income Taxes

14.  Legal Proceedings ..............................     Legal Proceedings

15.  Table of Contents for the
          Statement of Additional
          Information ...............................     Inside Back Cover

                                     PART A
                      INFORMATION REQUIRED IN A PROSPECTUS

PROSPECTUS
DATED MAY 1, 1997
INDIVIDUAL, GROUP, AND TAX-DEFERRED VARIABLE ANNUITIES
ISSUED BY
COLLEGE RETIREMENT EQUITIES FUND



This prospectus tells you about the College Retirement Equities Fund (CREF) and its accounts. Read it carefully before investing, and keep it for future reference.


CREF provides variable individual and group annuities for retirement and tax-deferred savings plans at tax-exempt or publicly supported colleges, universities, and other educational and research organizations. Our main purpose is to accumulate, invest, and then disburse funds for your retirement, in the form of lifetime income or other payment options. At present CREF has eight investment portfolios, which we call "accounts": the Stock, Global Equities, Growth, Equity Index, Bond Market, Inflation-Linked Bond, Social Choice, and Money Market Accounts. For the investment objective of each, see pages .


As with all variable annuities, your CREF accumulation and retirement income can increase or decrease, depending on how well the underlying investments do over time. CREF doesn't guarantee the investment performance of the accounts, and you bear the entire investment risk. AN INVESTMENT IN THE CREF MONEY MARKET ACCOUNT IS NEITHER INSURED NOR GUARANTEED BY THE U.S., STATE, OR ANY OTHER UNIT OF GOVERNMENT.


More information about CREF is on file with the Securities and Exchange Commission (SEC) in a "Statement of Additional Information" (SAI) dated May 1, 1997. You can get it by writing us at 730 Third Avenue, New York, New York 10017-3206 (attention: Central Services), or by calling 1 800 842-2733, extension 5509. The SAI, as supplemented from time to time, is "incorporated by reference" into the prospectus, which means it's legally part of this prospectus. The SAI's table of contents is on the last page of this prospectus. The SEC maintains a Website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding CREF.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


The date of this prospectus is May 1, 1997.

                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----


DEFINITIONS
SUMMARY
CONDENSED FINANCIAL
 INFORMATION
THE COLLEGE RETIREMENT
 EQUITIES FUND
  History
  Operation
ADDING, CLOSING, OR
 SUBSTITUTING ACCOUNTS;
 SUSPENDING PREMIUMS
INVESTMENT PRACTICES AND
 RISK CONSIDERATIONS OF THE ACCOUNTS
  The Stock Account
  The Global Equities Account
  The Growth Account
  The Equity Index Account
  The Bond Market Account
  The Inflation-Linked Bond Account
  The Social Choice Account
  The Money Market Account
  Other Investment Issues and
   Risk Considerations
PERFORMANCE
 INFORMATION
VALUATION OF ASSETS
MANAGEMENT AND
 INVESTMENT ADVISORY ARRANGEMENTS
THE ANNUITY CERTIFICATES
 RA and GRA Certificates
 SRA and GSRA Certificates
 Rollover IRA Certificates
 IRA Certificates
 Keogh Certificates
 Remitting Premiums
 Accumulation Units
 Transfers Between CREF
  Accounts and Between
  CREF and TIAA
 Transfers to Other Companies
  and Cash Withdrawals
 Transfers to CREF from
  Other Plans
General Considerations for All
  Cash Withdrawals and
  Transfers
Repurchase of Retirement
  Annuities (RAs)

                                                                            PAGE
                                                                            ----

  Tax Issues
  Texas ORP Restrictions
  Spousal Rights
  Portability of Benefits
  Expense Deductions
  The Annuity Period
  Income Options
  Death Benefits
  Timing of Payments
FEDERAL INCOME TAXES
VOTING RIGHTS
GENERAL MATTERS
DISTRIBUTION OF THE
  CERTIFICATES
LEGAL PROCEEDINGS
APPENDIX
TABLE OF CONTENTS FOR
 STATEMENT OF ADDITIONAL
 INFORMATION

This prospectus outlines the terms under which the CREF accounts are available for your retirement investments. It does not constitute an offering in any jurisdiction where such an offering may not lawfully be made. No dealer, salesman, or other person is authorized to give any information or to make any representation in connection with this offering other than those contained in this prospectus. If given or made, such information or representations must not be relied upon.

DEFINITIONS


Throughout the prospectus, "CREF," "we," and "our" refer to the College Retirement Equities Fund. "You" and "your" mean anyone reading the prospectus, regardless of whether the reader actually has a CREF annuity.


The terms and phrases below are defined so you'll know precisely how we're using them. To understand some definitions, you may have to refer to other defined terms.

ACCOUNT Any of CREF's investment funds. Each account is a separate portfolio with its own investment objective.

ACCUMULATION The total value of your accumulation units.

ACCUMULATION FUND The assets in each account not dedicated to current retirement benefits or other liabilities.

ACCUMULATION PERIOD The period that begins with your first premium and continues until the entire accumulation has been converted to annuity income, transferred from CREF, or paid to you or a beneficiary.

ACCUMULATION UNIT A share of participation in a CREF account for someone in the accumulation period. Each account has its own accumulation unit value, used to calculate the total value of your accumulation.


ANNUITY FUND The assets in an account that fund current retirement benefits. We plan to offer (in late 1997, subject to regulatory approval) an additional payment method under which annuity income will be revalued each month. To provide this option, a separate annuity fund will be created in each account, the Monthly Revalued Annuity Fund, to fund the monthly revalued retirement benefits. At that time, the existing Annuity Fund in each account will become the Annually Revalued Annuity Fund. The Annually Revalued Annuity Fund will fund the annually revalued retirement benefits, which is the payment option available to annuitants as of May 1, 1997.


ANNUITY PARTNER Anyone you name under a CREF survivor income option to receive lifetime annuity income if you die. Your annuity partner can be your spouse, child, or anyone else eligible under current CREF practices.

ANNUITY PAYMENTS Payments under any CREF income option or method of payment.

ANNUITY UNIT A measure used to calculate the amount of annuity payments due a participant. Each account uses its own annuity unit value.

BENEFICIARY Any person or institution named to receive benefits if you die during the accumulation period or if you (and your annuity partner, if you have one) die before any guaranteed period of your annuity ends. You don't have to name the same beneficiary for each of these two situations.

BUSINESS DAY Any day the New York Stock Exchange (NYSE) is open for trading. A business day ends at 4 p.m. Eastern Time, or when trading closes on the NYSE, if earlier.

CALENDAR DAY Any day of the year. Calendar days end at the same time as business days.

CASH WITHDRAWAL Taking some or all of an accumulation as a single payment.

CERTIFICATE The document that sets forth the terms of your CREF annuity. There are separate certificates for the accumulation period and the income-paying period for each annuity.

COMMUTED VALUE The present value of annuity payments due under an income option or method of payment not based on life contingencies. Present value is calculated using the then-current value of the annuity unit for the appropriate account(s), adjusted for investment gains or losses since annuity unit value was last calculated.

CREF The College Retirement Equities Fund.

ELIGIBLE INSTITUTION A public or private institution in the United States that is non-proprietary and non-profit. Private institutions in the U.S. have to be ruled tax-exempt under IRC section 501(c)(3) or earlier versions of the section. The main purpose of any eligible institution must be to offer instruction; conduct research; serve and support education or research; or perform ancillary functions for such institutions.

EMPLOYER An eligible institution that maintains an employee retirement or tax-deferred annuity plan.

INCOME OPTION Any of the ways you can receive CREF retirement income.

INTERNAL REVENUE CODE (IRC) The Internal Revenue Code of 1986, as amended.

METHOD OF PAYMENT Any type of CREF death benefit available to a beneficiary.

PARTICIPANT Any person who owns a CREF certificate. Under certain arrangements an employer can be the participant.

PLAN An employer's retirement, profit-sharing or tax-deferred annuity program.


PREMIUM The amount you and/or your employer send to CREF to purchase retirement benefits.

SURVIVOR INCOME OPTION An option that continues lifetime annuity payments to your annuity partner after you die.

TERMINATION OF EMPLOYMENT Any conclusion of employment, including retirement; however, termination of employment doesn't include vacations, sabbaticals, leaves of absence (with or without pay), changes in the name or affiliation of your employer, or dissolution or modification of your employer's plan.

TIAA Teachers Insurance and Annuity Association of America, CREF's companion organization.

VALUATION DAY Any day the NYSE is open for trading, as well as the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of CREF are principally traded. Valuation days that aren't business days will end at 4 p.m. Eastern Time.

VALUATION PERIOD The time from the end of one valuation day to the end of the next.

SUMMARY


Read this summary together with the detailed information you'll find in the rest of the prospectus.

CREF issues certificates for five kinds of variable annuities: a Retirement Annuity (RA); a Group Retirement Annuity (GRA); a Supplemental Retirement Annuity (SRA); a Group Supplemental Retirement Annuity (GSRA); and a Rollover Individual Retirement Annuity (Rollover IRA). Subject to regulatory approval, CREF also expects to offer a new individual retirement annuity that will accept both rollovers and direct contributions (New IRA) and a Keogh Plan Annuity (Keogh). We refer to the Rollover IRA and the New IRA collectively as IRAs. RAs, SRAs, IRAs and Keoghs are issued to you directly. GRAs and GSRAs are issued under the terms of a group contract.

CREF ACCOUNTS


The accounts are subject to the risks inherent in professional investment management, including those resulting from general economic conditions. The value of your accumulation in any account can fluctuate, and you bear the entire risk. For the investment objective of each CREF account, see pages . CREF's past investment experience shouldn't be taken as a prediction of future performance.



Subject to your employer's retirement plan, you can allocate RA, GRA, or GSRA premiums to the Stock, Global Equities, Growth, Equity Index, Bond Market, Inflation-Linked Bond, Social Choice, and Money Market Accounts. Any allocations you make to an SRA, IRA or Keogh won't be subject to your employer's plan.

EXPENSE DEDUCTIONS

The following table summarizes the direct and indirect expense deductions for each CREF account.


                                                                GLOBAL                       EQUITY        BOND
                                                    STOCK       EQUITIES      GROWTH         INDEX         MARKET


 PARTICIPANT TRANSACTION EXPENSES
 Deductions from Premiums
  (AS A PERCENTAGE OF PREMIUMS)                     NONE        NONE          NONE           NONE          NONE
 CHARGES FOR TRANSFERS AND CASH WITHDRAWALS (AS A
 PERCENTAGE OF TRANSACTION AMOUNT)
   Transfers Between CREF Accounts
                                                    None        None          None           None          None
   Transfers to TIAA                                None        None          None           None          None
   Transfers to other companies                     None        None          None           None          None
   Cash Withdrawals                                 None        None          None           None          None
 ANNUAL EXPENSE DEDUCTIONS FROM NET ASSETS (AS A
 PERCENTAGE OF AVERAGE NET ASSETS)
   Mortality and Expense Risk Charges               None        None          None           None          None
   Investment Advisory Expenses                     0.08%       0.15%         0.13%          0.07%         0.06%
   Administrative Expenses                          0.20%       0.20%         0.20%          0.20%         0.20%
   Distribution Expenses                            0.03%       0.03%         0.03%          0.03%         0.03%
                                                    -----       -----         -----          -----         -----
   Total Annual Expense Deductions                  0.31%       0.38%         0.36%          0.30%         0.29%
                                                    =====       =====         =====          =====         =====




                                                         INFLATION-
                                                         LINKED          SOCIAL        MONEY
                                                         BOND            CHOICE        MARKET


 PARTICIPANT TRANSACTION EXPENSES
 Deductions from Premiums
  (AS A PERCENTAGE OF PREMIUMS)                          NONE            NONE          NONE
 CHARGES FOR TRANSFERS AND CASH WITHDRAWALS (AS A
 PERCENTAGE OF TRANSACTION AMOUNT)
   Transfers Between CREF Accounts
                                                         None            None          None
   Transfers to TIAA                                     None            None          None
   Transfers to other companies                          None            None          None
   Cash Withdrawals                                      None            None          None
 ANNUAL EXPENSE DEDUCTIONS FROM NET ASSETS (AS A
 PERCENTAGE OF AVERAGE NET ASSETS)
   Mortality and Expense Risk Charges                    None            None          None
   Investment Advisory Expenses                          0.08%           0.07%         0.06%
   Administrative Expenses                               0.20%           0.20%         0.20%
   Distribution Expenses                                 0.03%           0.03%         0.03%
                                                         -----           -----         -----
   Total Annual Expense Deductions                       0.31%           0.30%         0.29%
                                                         =====           =====         =====




The next table gives an example of the expenses you'd incur on a hypothetical investment of $1,000 over several periods. The table assumes a 5 percent annual return on assets. See the SAI for the past performance of the CREF accounts.

                    ANNUAL EXPENSE DEDUCTIONS FROM NET ASSETS
                    -----------------------------------------


                                                                               INFLATION
                           GLOBAL                       EQUITY        BOND     -LINKED       SOCIAL       MONEY
                 STOCK     EQUITIES       GROWTH        INDEX         MARKET    BOND         CHOICE       MARKET

  1 Year           $ 3          $ 4         $ 4           $ 3          $ 3        $ 3         $ 3         $ 3
  3 Years          $10          $12         $12           $10          $ 9        $10         $10         $ 9
  5 Years          $17          $28         $20           $17          $16                    $17         $16
 10 Years          $39          $48         $46           $38          $37                    $38         $37



The purpose of these tables is to help you understand the various expenses you would bear directly or indirectly as a participant in CREF. REMEMBER THAT THESE DON'T REPRESENT ACTUAL PAST OR FUTURE EXPENSES OR INVESTMENT PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER. Some commissions paid by CREF to broker-dealers who buy and sell securities for the CREF accounts have been used in the past to reduce account expenses; however, this practice, which CREF no longer uses, didn't affect the amount of brokerage commissions paid.


For more information, see "Expense Deductions," page .


RIGHT TO CANCEL CREF CERTIFICATES


You can cancel a CREF RA, SRA, IRA or Keogh certificate up to thirty days after you receive it, unless it's one under which annuity payments have begun. If asked to cancel the certificate, CREF will do so as of its date of issue, then send the entire current accumulation, including premiums, investment gains or losses, and deductions (if any) back to the premium remitter (see page ).


RESTRICTIONS ON TRANSFERS AND CASH WITHDRAWALS


Cash withdrawals are available from RA and GRA certificates at any time your employer's retirement plan permits. For more information, see page .

FEDERAL TAX LAW RESTRICTS YOUR RIGHT TO MAKE WITHDRAWALS FROM SALARY REDUCTION CONTRIBUTIONS (AND EARNINGS, IF ANY) CREDITED TO YOUR CREF ACCUMULATION. IF YOUR SALARY REDUCTION CONTRIBUTIONS ARE MADE TO A 403(B) ANNUITY, THESE WITHDRAWAL RESTRICTIONS APPLY ONLY TO AMOUNTS (AND EARNINGS, IF ANY) CREDITED AFTER DECEMBER 31, 1988. You may also have to pay a tax penalty if you want to begin annuity income or take a cash withdrawal before age 59 1/2. Federal tax law may also require you to start receiving annuity income by a particular date. For more, see "Income Options," page . Your employer's retirement plan may also restrict your right to make transfers or take a cash withdrawal.


CONDENSED FINANCIAL INFORMATION


Below you'll find condensed, audited financial information for the CREF accounts. The Stock Account figures are for the ten-year period ended December 31, 1996. The figures for the Global Equities Account, which was made available July 1, 1992, are for the four-year and eight-month period from May 1, 1992, when the account was registered with the SEC, to December 31, 1996. The figures for the Growth Account and Equity Index Account, both of which were made available July 1, 1994, are for the period from April 29, 1994, when the accounts were registered with the SEC, to December 31, 1996. The Bond Market and Social

Choice Accounts figures are for the six-year and ten-month period ended December 31, 1996. The Money Market Account figures are for the eight-year and nine-month period ended December 31, 1996. We have not included condensed financial information for the Inflation-Linked Bond Account, since it had not commenced operations as of December 31, 1996.


                                                                Stock
                                                               Account

                                                               For the
                                                             Years Ended
                                                             December 31
====================================================================================================================================
                                                1996            1995             1994             1993            1992
------------------------------------------------------------------------------------------------------------------------------------
Per Accumulation Unit Data:
------------------------------------------------------------------------------------------------------------------------------------
 Investment income                              $2.114          $1.885           $1.699           $1.606          $1.523
------------------------------------------------------------------------------------------------------------------------------------
 Expenses*                                        .304            .271             .223             .210            .181
------------------------------------------------------------------------------------------------------------------------------------
 Investment income--net                          1.810           1.614            1.476            1.396           1.342
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
 gain (loss) on total investments
                                                15.953          19.984           (1.557)           7.139           2.294
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
 in Accumulation
 Unit Value:                                    17.763          21.598            (.081)           8.535           3.636
------------------------------------------------------------------------------------------------------------------------------------
Accumulation Unit Value:
------------------------------------------------------------------------------------------------------------------------------------
 Beginning of period                            91.460          69.862           69.943           61.408          57.772
------------------------------------------------------------------------------------------------------------------------------------
 End of Period                                $109.223$        $91.460          $69.862          $69.943         $61.408
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average
------------------------------------------------------------------------------------------------------------------------------------
 Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
 Expenses                                         .31%           0.34%            0.32%            0.32%           0.31%
------------------------------------------------------------------------------------------------------------------------------------
 Investment income--net                          1.82%           2.00%            2.11%            2.14%           2.32%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                         19.57%          16.25%           18.77%           22.93%          16.29%
------------------------------------------------------------------------------------------------------------------------------------
Thousands of Accumulation
 Units outstanding at end of period
                                              620,498         632,803          637,435          642,528         645,564
------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================








                                                                Stock
                                                               Account

                                                               For the
                                                             Years Ended
                                                             December 31
====================================================================================================================================
                                               1991             1990             1989            1988            1987
------------------------------------------------------------------------------------------------------------------------------------
Per Accumulation Unit Data:
------------------------------------------------------------------------------------------------------------------------------------
 Investment income                            $1.552           $1.549           $1.367          $1.195          $1.040
------------------------------------------------------------------------------------------------------------------------------------
 Expenses*                                      .184             .148             .140            .113            .084
------------------------------------------------------------------------------------------------------------------------------------
 Investment income--net                        1.368            1.401            1.227           1.082            .956
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
  gain (loss) on total investments
                                              11.994           (4.007)           9.051           4.380            .569
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
 Accumulation
 Unit Value:                                  13.362           (2.606)          10.278           5.462           1.525
------------------------------------------------------------------------------------------------------------------------------------
Accumulation Unit Value:
------------------------------------------------------------------------------------------------------------------------------------
 Beginning of period                          44.410           47.016           36.738          31.276          29.751
------------------------------------------------------------------------------------------------------------------------------------
 End of Period                               $57.772          $44.410          $47.016         $36.738         $31.276
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average
------------------------------------------------------------------------------------------------------------------------------------
 Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
 Expenses                                      0.36%            0.33%            0.33%           0.33%           0.24%
------------------------------------------------------------------------------------------------------------------------------------
 Investment income--net                        2.65%            3.12%            2.87%           3.15%           2.65%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                       22.47%           20.94%           24.14%          24.68%          20.59%
------------------------------------------------------------------------------------------------------------------------------------
Thousands of Accumulation
 Units outstanding at end of period
                                            640,298          637,886          655,091         680,442         717,885
------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================



*Includes all expenses charged as a deduction from investment income. As noted above on page , some brokerage commissions paid by CREF have been used to reduce expenses.


                                                     Global Equities Account
                                                                                                                   May 1
                                                               For the                                          (date of SEC
                                                             Years Ended                                       registration)
                                                             December 31                                       to December 31
====================================================================================================================================
                                                1996           1995           1994              1993              1992
------------------------------------------------------------------------------------------------------------------------------------
Per Accumulation Unit Data:
------------------------------------------------------------------------------------------------------------------------------------
  Investment income                             $.751         $.727           $.687            $.487             $.493
------------------------------------------------------------------------------------------------------------------------------------
  Expenses*                                      .167          .157           .134              .103              .109
------------------------------------------------------------------------------------------------------------------------------------
  Investment income-net                          .584          .570           .553              .384              .384
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
  gain (loss)
  on total investments                          7.138         6.618          (.719)            9.021              .274
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
  in Accumulation Unit Value:
                                                7.722         7.188          (.166)            9.405              .658
------------------------------------------------------------------------------------------------------------------------------------
Accumulation Unit Value:
------------------------------------------------------------------------------------------------------------------------------------
  Beginning of period                          42.958         35.770         35.936            26.531            25.873
------------------------------------------------------------------------------------------------------------------------------------
  End of Period                                $50.680       $42.958         $35.770          $35.936           $26.531
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
  Expenses                                      0.37%         0.40%           0.41%            0.45%             0.37%
------------------------------------------------------------------------------------------------------------------------------------
  Investment income-net                         1.28%         1.47%           1.71%            1.67%             1.31%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                        88.84%         67.50%         51.63%            16.75%            11.71%
------------------------------------------------------------------------------------------------------------------------------------
Thousands of Accumulation Units
 outstanding at end of period
                                               80,016         70,163         70,700            36,796            8,277
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================





*Includes all expenses charged as a deduction from investment income. As noted above on page , some brokerage commissions paid by CREF have been used to reduce expenses.



                                                                                        Growth Account
                                                                                                                        April 29
                                                                                           For the                    (date of SEC
                                                                                         Years Ended                registration) to
                                                                                         December 31                  December 31
====================================================================================================================================
                                                              1996                           1995                           1994
------------------------------------------------------------------------------------------------------------------------------------
Per Accumulation Unit Data:
------------------------------------------------------------------------------------------------------------------------------------
  Investment Income                                           $.484                         $.417                          $ .356
------------------------------------------------------------------------------------------------------------------------------------
  Expenses*                                                    .119                          .114                            .077
------------------------------------------------------------------------------------------------------------------------------------
  Investment Income-net                                        .365                          .303                            .279
------------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized                                 8.638                         8.891                            .886
   gain (loss) on investments
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in                                    9.003                         9.194                           1.165
   Accumulation Unit Value
------------------------------------------------------------------------------------------------------------------------------------
Accumulation Unit Value:
------------------------------------------------------------------------------------------------------------------------------------
  Beginning of period                                        35.310                         26.116                         24.951
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                              44.313                        $35.310                        $26.116
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
  Expenses                                                    0.35%                         0.43%                           0.30%
------------------------------------------------------------------------------------------------------------------------------------
  Investment income-net                                       1.07%                         1.13%                           1.09%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      38.51%                         24.42%                         11.51%
------------------------------------------------------------------------------------------------------------------------------------
Thousands of Accumulation
Units outstanding at
end of year                                                 53,201                         32,375                         10,446
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================



                                                                           Equity Index Account
                                                                                                                  April 29
                                                                                  For the                       (date of SEC
                                                                                Years Ended                   registration) to
                                                                                December 31                      December 31
====================================================================================================================================
                                                  1996                           1995                              1994
------------------------------------------------------------------------------------------------------------------------------------
Per Accumulation Unit Data:
------------------------------------------------------------------------------------------------------------------------------------
  Investment Income                              $.773                           $.755                            $ .504
------------------------------------------------------------------------------------------------------------------------------------
  Expenses*                                       .106                            .100                              .070
------------------------------------------------------------------------------------------------------------------------------------
  Investment Income-net                           .667                            .655                              .434
------------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized                    6.936                           8.703                              .401
   gain (loss) on investments
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in                       7.603                           9.358                              .835
   Accumulation Unit Value
------------------------------------------------------------------------------------------------------------------------------------
Accumulation Unit Value:
------------------------------------------------------------------------------------------------------------------------------------
  Beginning of period                            35.231                          25.873                           25.038
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                 $42.834                         $35.231                          $25.873
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
  Expenses                                       0.30%                           0.34%                             0.26%
------------------------------------------------------------------------------------------------------------------------------------
  Investment income-net                          1.87%                           2.22%                             1.65%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                           7.85%                          8.31%                             1.30%
------------------------------------------------------------------------------------------------------------------------------------
Thousands of Accumulation
Units outstanding at
end of year                                     20,725                         10,911                             2,716
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================



*Includes all expenses charged as a deduction from investment income. As noted
 above on page   , some brokerage commissions paid by CREF have been used to reduce expenses.




                                                                        Bond Market Account



                                                                                                         For the
                                                                                                       Years Ended
                                                                                                       December 31

========================================================================================================================
                                                   1996               1995               1994              1993
------------------------------------------------------------------------------------------------------------------------
Per Accumulation Unit Data:
------------------------------------------------------------------------------------------------------------------------
  Investment income                               $3.039             $2.863             $2.502            $2.348
------------------------------------------------------------------------------------------------------------------------
  Expenses*                                         .126               .123               .108              .103
------------------------------------------------------------------------------------------------------------------------
  Investment income-net                           2.913               2.740              2.394            2.245
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
 gain (loss)
  on total investments                           (1.600)              3.722            (3.897)            1.606
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
  in Accumulation Unit Value
                                                  1.313               6.462            (1.503)            3.851
------------------------------------------------------------------------------------------------------------------------
Accumulation Unit Value:
------------------------------------------------------------------------------------------------------------------------
  Beginning of period                             42.689             36.227             37.730            33.879
------------------------------------------------------------------------------------------------------------------------
  End of Period                                  $44.002             $42.689           $36.227           $37.730
------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------
  Expenses                                         .30%               0.31%             0.29%             0.28%
------------------------------------------------------------------------------------------------------------------------
  Investment income-net                           6.86%               6.93%              6.54%            6.18%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                          145.27%             185.11%           161.46%           139.55%
------------------------------------------------------------------------------------------------------------------------
Thousands of Accumulation Units
outstanding at end of period
                                                  22,611             19,522             14,939            14,698
------------------------------------------------------------------------------------------------------------------------

========================================================================================================================

                                                Bond Market Account


                                                                    March 1,
                                                             (date of inception)
                                                                to December 31
================================================================================
                                      1992            1991             1990
--------------------------------------------------------------------------------
Per Accumulation Unit Data:
--------------------------------------------------------------------------------
  Investment income                 $ 2.287          $ 2.270          $ 1.844
--------------------------------------------------------------------------------
  Expenses*                           .093            .096             .084
--------------------------------------------------------------------------------
  Investment income-net              2.194            2.174            1.760
--------------------------------------------------------------------------------
Net realized and unrealized
 gain (loss)
  on total investments                .056            2.247            .448
--------------------------------------------------------------------------------
Net increase (decrease)
  in Accumulation Unit Value
                                     2.250            4.421            2.208
--------------------------------------------------------------------------------
Accumulation Unit Value:
--------------------------------------------------------------------------------
  Beginning of period                31.629          27.208           25.000
--------------------------------------------------------------------------------
  End of Period                     $33.879          $31.629          $27.208
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
--------------------------------------------------------------------------------
  Expenses                           0.29%            0.34%            0.33%
--------------------------------------------------------------------------------
  Investment income-net              6.78%            7.61%            7.05%
--------------------------------------------------------------------------------
Portfolio turnover rate             217.89%          124.62%          50.64%
--------------------------------------------------------------------------------
Thousands of Accumulation Units
outstanding at end of period        13,583           10,658           4,395
--------------------------------------------------------------------------------

================================================================================


*Includes all expenses charged as a deduction from investment income. As noted above on page , some brokerage commissions paid by CREF have been used to reduce expenses.


                                                                               Social Choice Account

                                                                                      For the
                                                                                    Years Ended
                                                                                    December 31

                                                  1996              1995              1994              1993             1992
================================================================================================================================
Per Accumulation Unit Data:
--------------------------------------------------------------------------------------------------------------------------------
  Investment income                              $2.068            $1.832           $ 1.621           $ 1.452          $ 1.363
--------------------------------------------------------------------------------------------------------------------------------
  Expenses*                                        .158              .144              .125             .117              .105
--------------------------------------------------------------------------------------------------------------------------------
  Investment income-net                           1.910             1.688             1.496             1.335            1.258
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
  gain (loss)
  on total investments                            5.968             9.863            (2.015)            2.082            2.367
================================================================================================================================
Net increase (decrease)
  in Accumulation Unit Value:
                                                  7.878            11.551            (.519)            3.417            3.625
--------------------------------------------------------------------------------------------------------------------------------
Accumulation Unit Value:
--------------------------------------------------------------------------------------------------------------------------------
  Beginning of period                            50.712            39.161            39.680           36.263            32.638
--------------------------------------------------------------------------------------------------------------------------------
  End of Period                                 $58.590           $50.712           $39.161           $39.680          $36.263
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
--------------------------------------------------------------------------------------------------------------------------------
  Expenses                                        .30%             0.32%             0.32%             0.31%            0.33%
--------------------------------------------------------------------------------------------------------------------------------
  Investment income-net                          3.58%             3.75%             3.80%             3.52%            3.88%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                          40.93%            52.65%            49.06%           39.85%            77.48%
--------------------------------------------------------------------------------------------------------------------------------
Thousands of Accumulation Units
outstanding at end of period
                                                 25,841            22,196            18,302           16,790            9,224
--------------------------------------------------------------------------------------------------------------------------------

================================================================================================================================

                                                  Social Choice Account

                                                                   March 1
                                                                  (date of
                                                                inception) to
                                                                 December 31

                                                 1991              1990
================================================================================
Per Accumulation Unit Data:
--------------------------------------------------------------------------------
  Investment income                             $ 1.432          $ 1.224
--------------------------------------------------------------------------------
  Expenses*                                        .102             .097
--------------------------------------------------------------------------------
  Investment income-net                           1.330            1.127
--------------------------------------------------------------------------------
Net realized and unrealized
 gain (loss)
 on total investments                              5.237            (.056)
--------------------------------------------------------------------------------
Net increase (decrease)
  in Accumulation Unit Value:
                                                  6.567            1.071
--------------------------------------------------------------------------------
Accumulation Unit Value:
--------------------------------------------------------------------------------
  Beginning of period                            26.071           25.000
--------------------------------------------------------------------------------
  End of Period                                 $32.638          $26.071
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
--------------------------------------------------------------------------------
  Expenses                                       0.36%            0.38%
--------------------------------------------------------------------------------
  Investment income-net                          4.69%            4.39%
--------------------------------------------------------------------------------
Portfolio turnover rate                         46.41%           22.83%
--------------------------------------------------------------------------------

Thousands of Accumulation Units
outstanding at end of period
                                                4,929            2,311
--------------------------------------------------------------------------------

================================================================================




*Includes all expenses charged as a deduction from investment income. As noted above on page , some brokerage commissions paid by CREF have been used to reduce expenses.

                                                            Money Market
                                                               Account

                                                               For the
                                                             Years Ended
                                                             December 31
===============================================================================================================
                                                       1996             1995            1994           1993
---------------------------------------------------------------------------------------------------------------
Per Accumulation Unit Data:
---------------------------------------------------------------------------------------------------------------
 Investment income                                      $.880          $.910           $.631          $.464
---------------------------------------------------------------------------------------------------------------
 Expenses*                                               .049           .048            .041           .039
---------------------------------------------------------------------------------------------------------------
 Investment income--net                                  .831           .862            .590           .425
---------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain
   (loss) on total investments                          (.003)          .009           (.012)         (.002)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Accumulation
 Unit Value:                                             .828           .871            .578           .423
---------------------------------------------------------------------------------------------------------------
Accumulation Unit Value:
---------------------------------------------------------------------------------------------------------------
 Beginning of period                                   15.666          14.795          14.217         13.794
---------------------------------------------------------------------------------------------------------------
 End of Period                                        $16.494          15.666          $14.795        $14.217
---------------------------------------------------------------------------------------------------------------
Ratios to Average
---------------------------------------------------------------------------------------------------------------
 Net Assets:
---------------------------------------------------------------------------------------------------------------
 Expenses                                              .30%             0.32%           0.28%          0.27%
---------------------------------------------------------------------------------------------------------------
 Investment income--net                                 5.16%            5.64%           4.03%          3.02%
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 n/a              n/a             n/a            n/a
---------------------------------------------------------------------------------------------------------------
Thousands of Accumulation
Units outstanding at end of period                    218,292          193,181         183,135        174,073
---------------------------------------------------------------------------------------------------------------

===============================================================================================================



                                                            Money Market
                                                              Account
                                                                                                                  April 1
                                                              For the                                            (date of
                                                            Years Ended                                        inception) to
                                                            December 31                                         December 31
====================================================================================================================================
                                                     1992            1991           1990           1989            1988
------------------------------------------------------------------------------------------------------------------------------------
Per Accumulation Unit Data:
------------------------------------------------------------------------------------------------------------------------------------
 Investment income                                   $.539          $.808           $.994         $1.022           $.595
------------------------------------------------------------------------------------------------------------------------------------
 Expenses*                                            .036           .039            .037           .032            .021
------------------------------------------------------------------------------------------------------------------------------------
 Investment income--net                               .503           .769            .957           .990            .574
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain
  (loss) on total investments                        (.009)          .013          (.003)            --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Accumulation
 Unit Value:                                         .494            .782           .954           .990            .574
------------------------------------------------------------------------------------------------------------------------------------
Accumulation Unit Value:
------------------------------------------------------------------------------------------------------------------------------------
 Beginning of period                                13.300          12.518         11.564         10.574          10.000
------------------------------------------------------------------------------------------------------------------------------------
 End of Period                                      $13.794        $13.300         $12.518        $11.564         $10.574
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average
------------------------------------------------------------------------------------------------------------------------------------
 Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
 Expenses                                            0.26%          0.30%           0.30%          0.30%           0.23%
------------------------------------------------------------------------------------------------------------------------------------
 Investment income--net                              3.70%          5.95%           7.92%          8.90%           5.94%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               n/a            n/a             n/a            n/a             n/a
------------------------------------------------------------------------------------------------------------------------------------
Thousands of Accumulation
Units outstanding at end of period
                                                    184,768        207,368         230,184        163,314         85,355
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================


*Includes all expenses charged as a deduction from investment income. As noted above on page , some brokerage commissions paid by CREF have been used to reduce expenses.

THE COLLEGE RETIREMENT EQUITIES FUND


HISTORY


CREF is a nonprofit membership corporation established in New York State on March 18, 1952. Its headquarters are at 730 Third Avenue, New York, New York 10017; there are also regional offices in Atlanta, Boston, Chicago, Dallas, Denver, Detroit, New York, Philadelphia, San Francisco, and Washington, D.C., and a telephone service center in Denver. CREF, the first company in the United States to issue a variable annuity, is the companion organization of Teachers Insurance and Annuity Association of America (TIAA). TIAA was founded in 1918 by the Carnegie Foundation for the Advancement of Teaching. It offers traditional annuities, which guarantee principal and a specified interest rate while providing the opportunity for additional dividends. It also offers a variable annuity funded by a separate account that invests in real estate (the Real Estate Account). Together, CREF and TIAA form the principal retirement system for the nation's education and research communities and the largest retirement system in both the U.S. and the world, based on assets under management. TIAA-CREF serves approximately 1.8 million people at about 6,100 institutions. These include approximately 5,800 institutions and 449,000 individuals with SRAs, GSRAs or IRAs and approximately 277,000 people currently receiving annuity income. As of December 31, 1996, CREF's assets were approximately $99 billion; the combined assets for CREF and TIAA totalled approximately $185 billion.

CREF offers certificates for a number of different variable annuities: a Retirement Annuity (RA), a Group Retirement Annuity (GRA), a Supplemental Retirement Annuity (SRA), a Group Supplemental Retirement Annuity (GSRA), and a Rollover Individual Retirement Annuity (Rollover IRA). We also plan to offer, subject to regulatory approval, a new Individual Retirement Annuity that accepts both rollovers and direct contributions (New IRA) and a Keogh Plan Annuity (Keogh). (For more on each, see page , "The Annuity Certificates.") However, CREF is in some ways unlike most other companies that offer variable annuities. Usually variable annuities are issued by insurance companies through segregated asset accounts called "separate accounts." The insurance company performs administration and other services for the separate account and, for a fee, assumes certain mortality and expense risks. In contrast, CREF is legally independent from TIAA. Even though virtually all employers use both CREF and TIAA to fund their retirement plans, TIAA assumes no mortality and expense risks for CREF. Investment advisory, distribution, and administrative services are provided for CREF under agreements with two nonprofit subsidiaries of TIAA. A separate account of TIAA also issues a variable annuity that accepts after tax dollars.

OPERATION

As an "open-end," diversified management investment company, CREF has no limit on how many units of participation it can issue. We issue variable annuity certificates to residents of all fifty states, the District of Columbia, Puerto Rico, U.S. territories, and foreign countries. CREF is registered with the SEC under the Investment Company Act of 1940, as amended (the 1940 Act), though registration doesn't entail SEC supervision of our management and investment practices. CREF is also subject to the Not-For-Profit Corporation Law of New York State and to regulation of the New York State Insurance Department and insurance departments in several other jurisdictions (see SAI).


CREF is governed by its Board of Trustees and, to the limited extent explained on page , by a Board of Overseers.

CREF currently has eight different investment accounts. All assets of the accounts belong to CREF. Each account's income, investment gains, and investment losses are credited to or charged against that account alone, not to any of the other accounts.

ADDING, CLOSING, OR SUBSTITUTING ACCOUNTS; SUSPENDING PREMIUMS

Subject to applicable laws, CREF can add or close accounts; substitute one account for another; combine accounts; discontinue an account as a vehicle for paying annuity income; suspend the acceptance of premiums and/or transfers into an account (e.g., we may stop accepting premiums and/or transfers into the Inflation-Linked Bond Account when there is an insufficient supply of inflation-indexed bonds available in the market); or restrict whether and how CREF offers any account under an employer's retirement plan. CREF can also make any changes required by the Internal Revenue Code or the 1940 Act. CREF can make some changes at its discretion, subject to SEC approval as required. Unless required under the 1940 Act or by the IRC, CREF won't close, substitute for, or stop accepting premiums and/or transfers into the Stock and Money Market Accounts.

If an account is closed or discontinued for premiums or annuity income or we stop accepting premiums into an account, we'll notify affected participants and request that they transfer their accumulations or annuity income and/or reallocate their premiums (as applicable). If you're notified of such a change and don't respond with reallocation or transfer instructions within the requested time period, we'll place any premiums, accumulations or annuity income affected in the CREF Money Market Account.

INVESTMENT PRACTICES AND RISK CONSIDERATIONS OF THE ACCOUNTS

Each CREF account has its own investment objective and policies. The accounts won't have the same investment results or market and financial risks. For more, see the SAI at pages B- through B-.


The accounts are subject to several types of risks. One is market risk-price volatility due to changing conditions in the financial markets and, particularly for bonds and other debt securities, changes in overall interest rates. Another kind of risk is financial risk. For stocks or other equity securities, it comes from the possibility that current earnings will fall or that overall financial soundness will decline, which means that the security can lose its value. For bonds and other debt securities, financial risk comes from the possibility the issuer won't be able to pay principal and interest when due. Finally, current income volatility means how much and how quickly overall interest rate changes affect current income from an investment. No account's investment objective can be changed without approval by a majority of its outstanding voting securities (see page ). CREF can change investment policies (that is, the methods used to pursue the objectives) without such approval. Of course, there is no guarantee that any CREF account will meet its investment objective.

Because our main goal is to provide retirement benefits, CREF's general perspective is long-term, and we avoid both extreme conservatism and high risk in investing. The managers of the CREF accounts may also manage the assets of other investment companies including TIAA Separate Account VA-1, on behalf of another investment advisor that is also a subsidiary of TIAA. Investment decisions for the CREF accounts or for other investment companies are made independently. Sometimes, however, managers for more than one CREF account or for any other investment company may decide either to buy or sell a particular security at the same time. If so, investment opportunities are allocated equitably -- a procedure that can have an adverse effect on the size of the position each CREF account buys or sells, as well as the price paid or received for it.


Expense deductions are at cost and we expect they'll be relatively low.

THE STOCK ACCOUNT

The Stock Account's investment objective is a favorable long-term rate of return through capital appreciation and investment income by investing primarily in a broadly diversified portfolio of common stocks.

INVESTMENT MIX


DOMESTIC STOCKS. The Stock Account divides its portfolio into segments -- one of which is designed to track U.S. equity markets as a whole. To diversify and control volatility, the Stock Account invests this segment in the stocks that make up the Russell 3000(R) index. The Russell 3000 is an index of the stocks of the 3000 largest U.S. companies traded on the New York Stock Exchange, other U.S. exchanges, and over-the-counter (i.e., stocks such as those listed on the NASDAQ system). Each stock in the index is weighted by its relative market value. The Stock Account doesn't attempt to match the Russell 3000 precisely by holding all 3000 stocks. Rather, we use a sampling approach to ensure that this segment of the account closely matches the overall investment characteristics (for example, yield and industry weight) of the index. This means that a company can remain in this segment of the Stock Account even if it performs poorly, unless the company is removed from the Russell 3000. A subset of this segment employs proprietary quantitative valuation and trading techniques to attempt to slightly outperform U.S. equity markets as measured by the Russell 3000 index. At year's end 1996, the Russell 3000 segment of the Stock Account made up 62.67% of the portfolio.

The Russell 3000 is a trademark and a service mark of the Frank Russell Company. No CREF account is promoted, sponsored, endorsed or sold by or affiliated with the Frank Russell Company. A stock's presence in the Russell 3000 doesn't mean that Frank Russell Company believes that it's an attractive investment. The Frank Russell Company isn't responsible for any literature about any CREF account, and makes no representations or warranties about its content.

Another segment of the account contains stocks selected individually for their investment potential. At year's end 1996, this segment was 17.24 percent of the portfolio.

FOREIGN SECURITIES. The account invests in foreign stocks and other equity securities, fixed-income securities, and money-market instruments traded on foreign exchanges, in other foreign securities markets, or privately placed. At year's end 1996, this segment was 14.65% of the portfolio. The authorized level may change from time to time. Foreign securities often entail different types and levels of risk than a strictly domestic portfolio; for more information, see page .

OTHER INVESTMENTS. The Stock Account can hold other types of securities with equity characteristics, such as convertible bonds, preferred stock and warrants. Pending more permanent investments or to use cash balances effectively, the account can hold the same types of money market instruments the Money Market

Account invests in, as well as other short-term instruments. In addition, the Stock Account can hold fixed-income securities that it acquires because of mergers, recapitalizations or otherwise. The account can buy and sell options ("puts" and "calls"), futures contracts, and options on futures. Investing in options and futures carries special risks. See page and the SAI. We trade options or futures only as permitted by applicable regulatory authorities. To manage currency risk, the account can enter into forward currency contracts; buy or sell options and futures on foreign currencies, and buy securities indexed to foreign currencies. For more, see "The Global Equities Account -- Managing Currency Risk", page .

As of December 31, 1996, net assets of the Stock Account were over $81.3 billion, and the portfolio was invested as follows:



                      TYPE OF SECURITIES AND PERCENTAGE OF
               TOTAL MARKET VALUE OF THE STOCK ACCOUNT'S PORTFOLIO
               ---------------------------------------------------



                                         SECURITIES
              SECURITIES                SELECTED FOR
         REPRESENTATIVE OF THE        THEIR INVESTMENT                                     SHORT-TERM
          U.S. EQUITY MARKET              POTENTIAL       FOREIGN SECURITIES         (DOMESTIC AND FOREIGN)
          ------------------              ---------       ------------------         ----------------------

                62.67%                     17.24%               14.25%                        5.84%



Investment percentages can vary considerably among portfolio categories. The chart doesn't show assets held as collateral from stock lending in money market and other short-term instruments.

Because it's so large, the Stock Account entails both special opportunities and special risks. The blocks of a given security that we're buying may be very large compared to its trading volume, so we may find it difficult to quickly establish the positions called for by our investment decisions. For the same reason, we may find that attempting to sell large blocks of a particular security can lower its price. As a result, we may not be able to adjust the Stock Account portfolio profiles as quickly as we might desire.

On the other hand, the size of the Stock Account lets us keep up relationships with many brokers, taking advantage of competition among them to get good transaction terms. We often pursue economies of scale, buying or selling large amounts of securities in single transactions. As a result, the Stock Account can benefit from reduced brokerage commissions and better purchase or sales prices than smaller investors usually get.

THE GLOBAL EQUITIES ACCOUNT

The account's investment objective is favorable long-term return through capital appreciation and income from a broadly diversified portfolio that consists primarily of foreign and domestic common stocks.

INVESTMENT MIX


The account will invest at least 65 percent of its assets in equity securities of foreign and domestic companies

The account will usually have at least 40 percent of its assets invested in foreign securities and at least 25 percent in domestic securities, with the balance of its assets being distributed betweeen foreign and domestic as we deem appropriate. However, this is not a fundamental investment policy, and these percentages may vary from time to time depending on market conditions. The account allocates investments to particular countries or regions based on our evaluation of various factors, such as the relative attractiveness of particular markets at specific times, and the size of a country's or region's equity markets as compared to the value of the global equity markets as a whole. Consistent with industry practice for global accounts, this account will be invested in at least three different countries, one of which will be the U.S.
We expect, however, that under normal conditions the account will be more broadly diversified.



The account can invest in companies of any size, although investing in smaller less established ones ordinarily involves more risk. The account's portfolio may be divided into segments -- some designed to track foreign or domestic markets, others containing stocks selected individually for their investment potential. In addition to common stocks, the account can also hold other types of equity securities -- for example, bonds convertible into common stock, warrants, preferred stock, and depository receipts. For liquidity, the account can also invest in the same kind of money market instruments as the CREF Money Market Account, as well as other short-term instruments, including those denominated in foreign currencies. When market conditions warrant, the account can also invest in fixed-income securities on a short-or long-term basis. Investments by the account in bonds or other debt instruments will be similar to those authorized for the CREF Bond Market Account. The Global Equities Account can also invest in fixed-income securities of foreign issuers, including corporations, banks, or governments, and these may be denominated in foreign currencies or other units of account.

Subject to any necessary regulatory approvals, the account can buy and sell options (puts and calls), futures contracts, and options on futures.

MANAGING CURRENCY RISK

Changing exchange rates can increase or decrease the value of securities denominated in foreign currencies, and this may affect the account's performance. To reduce the risk, the Global Equities Account (as well as the Stock and Inflation-Linked Bond Accounts) can enter into forward currency contracts; buy or sell options and futures on foreign currencies; and buy securities indexed to foreign currencies. These transactions seek to reduce the account's exposure to a decline in the value of investments denominated in foreign currencies; they may also let us "lock in" exchange rates when buying or selling foreign securities. However, these transactions can also limit gains if the value of the foreign currency increases. The account will enter into forward currency contracts and buy or sell options and futures on foreign currencies only to hedge currency risk, not to speculate. For more details, see "Currency Transactions," page , and the SAI.

SPECIAL RISKS OF FOREIGN INVESTMENTS

Foreign investments have other special risks besides changing exchange rates. They include the possibility of political and social instability in some countries, and foreign government regulation and market conditions that differ from those in the U.S. For more information on this and other aspects of CREF's foreign investments, see "Foreign Investments," page and the SAI.

THE GROWTH ACCOUNT

The Growth Account's investment objective is favorable long-term return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks that present the opportunity for exceptional growth.

INVESTMENT MIX

The Growth Account invests in companies that we believe have the potential for significant capital appreciation. The account invests in companies of all sizes including companies in new and emerging areas of the economy and companies with distinctive products or promising market conditions. The account is intended for people who can tolerate greater risk and fluctuation in the value of their funds in exchange for the potential of higher returns over time.

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Ordinarily, the account will keep at least 80 percent of its assets in common stocks and other securities with equity characteristics. The account's portfolio may be divided into segments -- some containing stocks selected individually for their investment potential, and others designed to track the growth sector of the market generally. We choose individual investments based on a company's prospects under current or forecasted economic, financial, and market conditions. We look for companies we believe have the potential for strong earnings or sales growth, or that appear to be undervalued based on current earnings, assets or growth prospects. The Growth Account can also invest in large, well-known, established companies, particularly when we believe they have new or innovative products, services, or processes that enhance future earnings prospects. We also look for companies in new and emerging areas of the economy, and for smaller, less-seasoned companies with above-average growth potential. The account can also invest in companies in order to benefit from prospective acquisitions, reorganizations or corporate restructurings or other special situations.

The Growth Account can buy foreign securities and other instruments if we believe they have superior investment potential. Depending on investment opportunities, the account may have as little as none of its assets in foreign securities or as much as 40 percent. (The authorized level may change from time to time.) The securities will be those traded on foreign exchanges or in other foreign markets and may be denominated in foreign currencies or other units of account. Foreign securities often have risks that differ from those of domestic securities. For more information about the risks of foreign investments, see page .

SPECIAL RISK CONSIDERATIONS

The Growth Account may involve special risks not present in other CREF accounts. For example, the Growth Account may at times have a significant exposure to stocks of smaller, lesser-known companies, which often depend on narrow product lines, may have limited track records, may lack depth of management, and may have thinly-traded securities. As a result, prices of small company stocks may fluctuate more than larger company stocks. In addition, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. Accordingly, the Growth Account will probably be more volatile than the overall stock market, and it could significantly outperform or underperform the stock market during any particular period.

OTHER INVESTMENTS

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In addition to common stocks, the account can also hold other types of securities with equity characteristics -- for example, bonds convertible into common stocks, warrants, preferred stock, and depository receipts for such securities. For liquidity, the account can hold the same types of instruments as the Money Market Account, as well as other short-term instruments. When market conditions warrant, the Growth Account can also invest in bonds or other debt instruments similar to those authorized for the Bond Market Account.

Subject to any necessary regulatory approvals, the account can buy and sell options (puts and calls), futures contracts, and options on futures. All of these investments involve special risks; see page and the SAI.

THE EQUITY INDEX ACCOUNT

The Equity Index Account's investment objective is favorable long-term return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by a broad stock market index.

INVESTMENT MIX

The Equity Index Account attempts to track the U.S. stock market as a whole by investing substantially all of its assets in stocks included in the Russell 3000(R) Index. The Equity Index Account doesn't try to match the Russell 3000 precisely by holding all 3,000 stocks. Rather, we use a sampling to try to emulate the index's overall investment characteristics. The portfolio won't be managed in the traditional sense of picking individual securities based on economic, financial, and market analysis. This means that a company can remain in the Equity Index Account even if it performs poorly, unless the company is removed from the Russell 3000.

We expect that in periods when the overall U.S. stock market is rising, the account's unit value will also rise, while in periods of market decline, the account's unit value will likewise decline. We don't expect the account's performance to match the performance of the Index precisely. However, we expect the account to closely track the Index. Since the Index's returns aren't reduced by operating or investment expenses, the account's ability to match the Index will be adversely affected by the costs of buying and selling stocks and other expenses. However, we expect expenses to be low compared to an actively managed stock account.

Using the Russell 3000 as the measure of the U.S. equity market isn't fundamental to the account's objective or investment policies, and other indices can be substituted by CREF's Board

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of Trustees without participant approval. We'll notify you before making any change in the account's target index.

THE RUSSELL 3000 INDEX

The Russell 3000 is an index of the 3,000 largest publicly traded U.S. corporations, as determined by the value of their outstanding stock. According to the Frank Russell Company, Russell 3000 companies represent about 98% of the total market capitalization of the publicly-traded U.S. equity market. The market capitalization of individual companies in the Russell 3000 ranged from $20.0 million to $163.27 billion with an average of $2.56 billion as of December 31, 1996.

Frank Russell Company chooses the stocks to be included in the Index solely on a statistical basis, using their market capitalization. The stocks are weighted in the Index by relative market value. Frank Russell Company can change stocks and their weightings in the Index from time to time. We'll adjust the Equity Index Account's portfolio to reflect these changes as appropriate. We can also adjust the account's portfolio because of mergers and similar events.

Frank Russell Company is not a sponsor of the Equity Index Account and is not affiliated with us in any way. For more about the Frank Russell Company, see page .

OTHER INVESTMENTS

The account can also hold other instruments whose return depends on stock market prices. These include stock index futures contracts, options (puts and calls) on futures contracts, and debt securities whose prices or interest rates are linked to the return of a recognized stock market index. The account can also make swap arrangements where the return is linked to a recognized stock market index. The account would make such investments in order to seek to match the total return of the Russell 3000. However, those instruments may not track the return of the Russell 3000 in all cases and can involve additional credit risks. Investing in options or futures contracts and entering into equity swaps involve special risks; see page and the SAI. Investment by the account in these types of instruments is subject to any necessary regulatory approvals.

The Equity Index Account can hold other types of securities with equity characteristics, such as bonds convertible into common stock, warrants, preferred stock, and depository receipts for such securities. In addition, the account can hold fixed-income securities that it acquires because of mergers, recapitalizations, or otherwise. For liquidity, the account can also invest in the same types of money market instruments as the

Money Market Account, as well as other short-term instruments, including those denominated in foreign currencies.

THE BOND MARKET ACCOUNT

The Bond Market Account's investment objective is a favorable long-term rate of return, primarily through high current income consistent with preserving capital. The account invests primarily in a broad range of investment-grade, fixed-income securities, such as bonds, notes, and money-market instruments. Ordinarily fixed-income securities are interest-rate-sensitive, except those with floating or variable rates. That means their market value will tend to rise when interest rates fall, and fall when interest rates rise. The market price of securities with longer maturities tends to be more volatile.

INVESTMENT MIX

The account's assets are primarily (at least 85%) in bonds and other fixed-income instruments. Investments include securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, as well as publicly traded investment-grade corporate securities (those rated Baa3 or better by Moody's Investors Service, Inc. or BBB-- or better by Standard & Poor's). The account also invests in mortgage-backed securities including (i) obligations of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), and similar federal agencies or government-sponsored enterprises; and (ii) other high-quality mortgage-related or asset-backed securities rated Baa3 or better (Moody's) or BBB-- or better by S&P, or if not rated, determined to be of equivalent investment quality. See the appendix, page , and the SAI for an explanation of what the bond ratings mean. The investments in mortgage-related securities may be subject to the risk of early repayment of principal (see SAI). The Bond Market Account can also buy and sell other asset-backed securities unrelated to mortgages if they meet investment criteria and offer attractive potential.

The Bond Market Account can buy and sell the same kind of money-market and other short-term instruments and debt securities our Money Market Account invests in, as well as other kinds of short-term instruments. These help us assure liquidity, use cash balances effectively, and take advantage of attractive investment opportunities.

The account can invest up to 15 percent of its assets in bonds, notes, commercial paper, and other debt securities issued by foreign governments, agencies, corporations, and banks. (The authorized level may change from time to time.) These may expose the account to risks different from the risks of domestic securities (see page ).

The Bond Market Account can also buy and sell lower-rated securities, by which we mean those rated Ba1 or lower (Moody's) and BB+ and lower (S&P), as well as unrated securities of similar quality. These are usually called "high-yield" or "junk" bonds. Currently we don't intend to invest more than 20 percent of the account's assets in such holdings. At the end of 1996, these securities were
1.64 percent of the account's portfolio.

In general, lower-rated bonds offer higher returns but also entail higher risks. The issuer of lower-rated bonds may be less creditworthy or have a higher risk of insolvency, especially during economic downturns. Small changes in the issuer's creditworthiness can have more impact on the price of its lower-rated bonds than comparable changes would for investment-grade bonds. In addition, lower-rated bonds may be harder to trade, hence to value or dispose of, which could disrupt the market for lower-rated bonds. Rising interest rates could lower the securities' value, and the prices of lower-rated bonds can be more volatile than those of higher-quality securities.

Bear in mind that all these risks can also apply to the lower levels of "investment grade" securities, too -- for example, Moody's Baa and S&P's BBB. Moreover, securities originally rated "investment grade" are sometimes downgraded later if a ratings service believes the issuer's business outlook or creditworthiness has deteriorated. If that happens to a security in the Bond Market Account portfolio, it may or may not be sold, depending on our analysis of the issuer's prospects. However, the account won't purchase below-investment-grade securities if that would increase their representation in the portfolio to more than 20 percent. We don't rely exclusively on credit ratings when making investment decisions because they may not alone be an accurate measure of the risk of lower-rated bonds. Instead, we also do our own credit analysis, paying particular attention to interest rate trends and other market events (see SAI).

The Bond Market Account can also buy and sell options (puts and calls), futures contracts, and options on futures. These have some special risks. The account won't pursue any investment not permitted by any applicable regulatory authority (see page and the SAI).

The account can also invest in preferred stock. It won't invest in common stock, but as a result of conversion of bonds, exercise of warrants, and extraordinary business events, it can have up to 5 percent of its assets in stocks for a reasonable period. (The authorized level can change from time to time.)

Besides the investments already discussed, the Bond Market Account can hold any other instruments consistent with its investment objective and policies. The account has no formal policy on portfolio turnover and can engage in short-term trading or sell securities before they mature whenever consistent with its investment objective. Market conditions and the account's liquidity needs will determine the portfolio's turnover rate.

THE INFLATION-LINKED BOND ACCOUNT

The Inflation-Linked Bond Account's investment objective is a long-term rate of return that keeps pace with inflation, primarily through investment in inflation-indexed bonds -- fixed-income securities whose returns are specifically designed to track a specified inflation index over the life of the bond.

Like conventional bonds, inflation-indexed bonds generally pay interest at fixed intervals and return the principal at maturity. Unlike conventional bonds, an inflation-indexed bond's principal or interest is adjusted periodically to reflect changes in a specified inflation index. Inflation can diminish the future purchasing power of amounts invested in a conventional bond. Inflation-indexed bonds are designed to preserve purchasing power over the life of the bond while paying a "real" rate of interest (i.e., a return over and above the inflation rate). These bonds are generally issued at a fixed interest rate which is lower than conventional bonds of comparable maturity and quality, but are expected to retain their value against inflation over time.

INVESTMENT MIX

The Inflation-Linked Bond Account will invest primarily in inflation-indexed bonds issued or guaranteed by the U.S. government, or its agencies and instrumentalities, and in other inflation-indexed securities issued by corporations and foreign governments, as well as money market instruments and other short-term securities.

Initially, we anticipate that the account's portfolio will consist mostly of the recently-introduced inflation protection securities issued by the United States Department of the Treasury (see below), and money market instruments. In order to provide the account with the opportunity for additional returns, and in the event there is a limited supply of the new Treasury securities in the market at any given time, the account will seek investments in other inflation-indexed securities or other instruments, consistent with the account's overall goal of inflation protection and as opportunities become available.

U.S. TREASURY INFLATION-PROTECTION SECURITIES (TIPS)

In January 1997, the United States Department of the Treasury issued for the first time a new type of bond designed to provide returns linked to the inflation rate--Treasury Inflation-Protection Securities (TIPS). The Treasury has committed initially to issuing ten-year notes quarterly, and has indicated that it intends to introduce other maturities of TIPS during 1997.

The principal amount of a TIPS bond is periodically adjusted for inflation using the non-seasonally adjusted Consumer Price Index for All Urban Consumers (CPI-U), and interest is paid twice a year in amounts equal to a fixed percentage of the inflation-adjusted principal. In other words, the interest rate is fixed, but the amount of each interest payment varies as the principal is adjusted for inflation. To use a simplified example, if an investor purchased a $1,000 TIPS bond with a fixed annual interest of 3% (payable 1.5% semi-annually), and inflation over the first six months of the bond were 1%, the bond's principal at mid-year would be adjusted to $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 x 1.5%). If inflation during the second half of the year reached 3% for the year, the principal at the end of the year would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 x 1.5%). (Note that the actual calculation used to determine the inflation-adjusted principal is somewhat more complex than the example illustrates.)

The principal amount of a TIPS investment can go down in times of negative inflation; however, the U.S. Treasury guarantees that the final principal payment at maturity will not be less than the original principal amount of the bond when issued. (While this guarantee applies to TIPS, other inflation-indexed securities may not provide a similar guarantee.) The inflation-adjusted principal value of TIPS will be calculated using CPI-U data that is approximately three months old.

TIPS are eligible to be stripped. This means that the interest and principal components of the bonds may be sold separately. The account can buy or sell either component of a stripped security.

OTHER INFLATION-INDEXED SECURITIES

The account may invest in inflation-indexed bonds issued or guaranteed by foreign governments, or their agencies and instrumentalities, as well as other foreign (non-governmental) issuers, to the extent consistent with the account's investment objective. These investments may be denominated in U.S. dollars, foreign currencies or other units of account. Inflation-indexed bonds have been available in the United Kingdom (Indexed Gilts) since 1981 and in Canada (Real-Return Bonds) since 1991. They are also available in other countries including Argentina, Australia, Brazil, Israel, Mexico and Sweden. These bonds, which are varied in structure, generally are designed to track the inflation rate in the issuing country. Since the inflation rate in the issuing country may be higher or lower than the rate in the United States, and may affect the value of the country's foreign currency relative to the U.S. dollar, we will only invest in these foreign issues when we believe they provide the potential for additional returns without diluting the account's overall inflation protection feature. We currently don't expect the account's investments in foreign inflation-indexed bonds to exceed 25% of the account's assets, although the authorized level may change from time to time. Foreign investments may expose the account to risks that are in addition to and different from the risks of domestic securities (see page ).

The account may also invest in inflation-indexed bonds issued or guaranteed by agencies or instrumentalities of the U.S. government and in corporate (non-governmental) or other inflation-indexed securities of U.S.-domiciled issuers , as the market for these investments develops. Currently, there are few existing inflation-indexed securities issues on the domestic market, although we expect a market to develop in the future. Because these types of investments are new, we can't predict when or if they will be widely available for purchase, nor whether there will be an active secondary market for these securities.

OTHER INVESTMENTS

The Inflation-Linked Bond Account can also buy and sell the same kind of fixed-income securities the Bond Market Account invests in. These securities will usually be investment grade (those rated Baa3 or better by Moody's Investors Service, Inc. or BBB- or better by Standard & Poor's or non-rated issues of similar quality). The account doesn't intend to invest more than 5% of its assets in fixed-income instruments that are rated below investment grade at the time of investment, or in unrated securities of similar quality.

The account can also buy and sell the same kind of money market and other short-term instruments and debt securities as the Money Market Account, as well as other kinds of short-term instruments. These help us assure liquidity, use cash balances effectively, and take advantage of investment opportunities. From time to time, particularly during the account's first year, a significant percentage of the account may be invested in these liquid assets pending the availability of a sufficient supply of suitable inflation-linked securities on the market. The account also can temporarily increase the percentage of its portfolio in money market or other short-term instruments under particular circumstances. These include the rapid influx of participants' funds, lack of suitable inflation-indexed investments, and/or a need for greater liquidity.

To manage currency risk, the Inflation-Linked Bond Account can enter into forward currency contracts, buy or sell options and futures on foreign currencies, and buy securities indexed to foreign currencies. For more, see "The Global Equities Account--

Managing Currency Risk," page . The account can also, on a limited basis, buy and sell options (puts and calls), futures contracts, and options on futures. These have some special risks. The account won't pursue any investment not permitted by any applicable regulatory authority (see page and the SAI).

Besides the investments already discussed, the Inflation-Linked Bond Account can hold any other instruments consistent with its investment objective and policies. The account has no formal policy on portfolio turnover and can engage in short-term trading or sell securities before they mature whenever consistent with its investment objective. Market conditions and the account's liquidity needs will determine the portfolio's turnover rate.

SPECIAL CONSIDERATIONS

Inflation-indexed securities have just recently been introduced in the United States, and therefore it's uncertain how these types of investments will actually perform. For example, although the U.S. Treasury has committed to issuing an adequate supply of TIPS to support market demand, there's no guarantee that they will do so, or that other inflation-indexed bonds will be available on a continuing basis. In addition, there's no guarantee that an active secondary market will develop for inflation-indexed securities. If the liquidity of these securities is limited, the price the account pays or receives when buying or selling them prior to maturity could be adversely affected. The account may also be compelled to invest a large portion of its assets in money market instruments and conventional bonds if there isn't a sufficient supply of inflation-indexed securities available for purchase.

Another factor that you should consider is that the investments in the account, like those in all CREF accounts other than the Money Market Account, are "marked-to-market"--that is, the value of the account is adjusted every business day to reflect the daily market value of the account's investments. Because market values of inflation-indexed securities will fluctuate, the account could lose money on its investments and its total return may not actually track inflation in each and every year. Market values of inflation-indexed securities can go up or down due to changes in the market's underlying inflation expectations or in real rates of interest (i.e., the component of interest rates not attributable to anticipated inflation rates), or as a result of supply and demand shifts in the marketplace. For example, if inflation were to rise at a faster pace than reflected in conventional bond interest rates (nominal interest rates), real rates might decline, leading to an increase in market value of inflation-indexed bonds. In contrast, if nominal rates increase at a faster rate than inflation, real interest rates might increase, leading to a decrease in inflation-indexed bond values. We can't predict with certainty how volatile market values of inflation-linked securities will be, although we anticipate that they'll be less volatile over the long-term than conventional bonds and equities.

Note also that it has recently been suggested that the CPI-U does not accurately reflect the true rate of inflation in the price of a representative basket of goods and services purchased by the typical urban consumer, and that therefore the index should be changed or an entirely new index devised. It's unclear whether the U.S. Treasury would adopt any revised or new index for TIPS investments. If the market perceives that the adjustment index used by TIPS does not accurately reflect real inflation, the market value of those bonds could be adversely affected.

Participants choosing to receive annuity income through this account should also be aware that their annuity income benefits may not precisely keep pace with inflation, particularly if the stated interest rate on the inflation-indexed bonds in the account is below the 4% assumed interest rate we use to calculate initial annuity benefits for new retirees. (See page of the SAI for the specific formula used to calculate initial annuity benefits.)

THE SOCIAL CHOICE ACCOUNT

The Social Choice Account's investment objective is a return that reflects the broad investment performance of the financial markets while giving special consideration to certain social criteria. The portfolio is a diversified set of stocks and other equity securities; bonds and other fixed-income securities; and money market instruments and other short-term debt securities. The account seeks to invest only in companies which are suitable from a financial perspective and whose activities are consistent with the account's social criteria.

CURRENT SOCIAL CRITERIA

The social criteria the account takes into consideration are non-fundamental investment policies. They can change from time to time without the approval of the account's participants.

At present, the Social Choice Account won't invest if the issuer:

(1) Engages in activities that result or are likely to result in significant damage to the natural environment;

(2)  Has a significant portion of its business in weapons manufacturing;

(3)  Produces and markets alcoholic beverages or tobacco products;

(4)  Produces nuclear energy; or

(5) Has operations in Northern Ireland and has not (a) adopted the MacBride Principles (a fair employment code for U.S. firms operating in Northern Ireland and concerned with preventing religious discrimination in employment); or (b) operated consistently with such principles and in compliance with the Fair Employment (Northern Ireland) Act of 1989.

For the second and third criteria, we assess the issuer to decide whether the activity is a "significant" part of its business -- basing our decision on, for example, how large an operation the activity involves or how much revenue it brings in.

The CREF Finance Committee and Committee on Corporate Governance and Social Responsibility of the Board provide overall guidance in deciding whether investments meet the social criteria. To do that, the committees can use information from independent monitoring organizations such as the Investor Responsibility Research Center, Inc. We'll do our best to make sure the account's investments meet the criteria in effect, but we can't guarantee that every holding will always do so. The Social Choice Account isn't restricted from investing in any securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Even if a given investment is not excluded by current social criteria, we can decide at any time that it nevertheless isn't suitable for the account. If we decide to sell an investment because it would be excluded by the criteria because it or the criteria have changed, we'll try to do it in an orderly way that limits the account's risk.

INVESTMENT MIX

The Social Choice Account is a balanced fund, with assets divided between stocks and other equity securities (currently about 60 percent of the portfolio) and bonds and other fixed-income securities, including money-market instruments (about 40 percent). When market conditions or transaction needs require, the equity portion can go as high as 70 percent or as low as 50 percent, with corresponding changes in the fixed-income portion. Moreover, we can change the balancing profile even further if we think it's appropriate. If so, the account's assets could be even more heavily weighted toward either equity or fixed-income securities.

The equities portion of the Social Choice Account will ordinarily consist of the same kinds of securities and other investments as the CREF Stock Account (see page ). Its goal will be to perform consistently with the U.S. stock markets as represented by the Standard & Poor's 500 index. If market conditions and other factors warrant, however, the account can invest up to 15 percent of its assets in foreign securities. (The authorized level can change from time to time.)

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The fixed-income portion of the Social Choice Account will invest in the same kinds of securities authorized for the CREF Bond Market Account (see page ). Money-market instruments and short-term debt securities will be of the same type as our Money Market Account's. The Social Choice Account can also hold other kinds of short-term instruments. These help us assure liquidity, use cash balances effectively, and take advantage of attractive investment opportunities (see page ).

Subject to any necessary regulatory approval, the Social Choice Account can buy and sell options (puts and calls), futures contracts, and options on futures.

SPECIAL CONSIDERATIONS

Because its social criteria preclude some investments, the Social Choice Account may not be able to take the same advantage of specific opportunities or market trends as portfolios that don't use such criteria. Only part of the account's assets are in stocks and other equity securities, so overall returns may not parallel the U.S. stock market as a whole. However, we expect the account will have less risk than a portfolio made up exclusively of common stocks.

THE MONEY MARKET ACCOUNT

The Money Market Account's investment objective is high current income consistent with maintaining liquidity and preserving capital. Substantially all assets will be in securities or other instruments maturing in 397 days or less, though some U.S. government securities may have maturities of up to 762 days. However, the dollar-weighted average maturity won't be more than 90 days. The account will be subject to very little financial and market risk but may have relatively high current income volatility -- that is, its yield will vary.

INVESTMENT MIX

The account will invest primarily in:

(1) Commercial paper (short-term "IOUs" issued by corporations and others) or variable-rate, floating-rate, or variable-amount securities of domestic or foreign companies;

(2) Obligations of commercial banks, savings banks, savings and loan associations, and foreign banks whose latest annual financial statements show more than $1 billion in assets. These obligations include certificates of deposit, time deposits, bankers' acceptances, and other short-term debt;

(3) Securities issued by or whose principal and interest are guaranteed by the U.S. government or one of its agencies or instrumentalities;

(4) Other debt obligations with a remaining maturity of 397 days or less issued by domestic or foreign companies;

(5) Repurchase agreements involving securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, or involving certificates of deposit, commercial paper, or bankers' acceptances (see page and SAI);

(6)  Participation interests in loans banks have made to the issuers of (1) and
     (4) above (these may be considered illiquid);

(7)  Asset-backed securities issued by domestic corporations or trusts;

(8) Obligations issued or guaranteed by foreign governments or their political subdivisions, agencies, or instrumentalities; and

(9) Obligations of international organizations (and related government agencies) designated or supported by the U.S. or foreign government agencies to promote economic development or international banking.

The order of the preceding list doesn't indicate the priority of the investment types or their weight in the Money Market Account, which will vary according to market conditions.

The account will invest at least 95% of its assets in money market instruments that at the time of purchase are "first tier" securities -- that is, securities rated within the highest category by at least two nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if it's the only one that has rated the security). The account can purchase unrated securities in this segment so long as we consider them to be of comparable quality to other first tier securities. The account also can invest up to 5% of its assets in "second tier" securities -- that is, securities rated within the two highest categories by at least two NRSROs (or one, if it's the only one that has rated the security). The account can also purchase unrated securities in this segment so long as we consider them to be of comparable quality to other second tier securities.

The account can invest up to 30 percent of its assets in foreign money-market and debt instruments denominated in U.S. dollars, including obligations of foreign banks, foreign governments, their agencies and instrumentalities, domestic branches of foreign banks, and foreign branches and subsidiaries of U.S. banks. (The authorized level can vary from time to time.) These foreign investments must meet the eligibility standards described above. The risks of foreign investments may differ from those of portfolios made up exclusively of U.S. holdings. For more on such risks, see page .

The above list of Money Market Account investments is not exclusive and the account may make other investments consistent with its investment objective and policies.

To the extent that law allows, the Money Market Account can invest in options and futures contracts. For a more detailed description of types of money market instruments, see the SAI.

The account can try to increase returns by buying and selling securities and other investments to take advantage of short-term changes in the market. There's no formal policy on portfolio turnover. Turnover will depend on market conditions and the account's liquidity needs.


OTHER INVESTMENT ISSUES AND RISK CONSIDERATIONS

Unless noted otherwise, the following information is generally pertinent to all CREF accounts.

FOREIGN INVESTMENTS

CREF has extensive experience managing foreign investments, including those not registered or traded in the United States. When we began investing in Japanese issues in 1972, for example, we became one of the first institutional investors to hold foreign stocks and other equity securities not traded on U.S. exchanges. In 1979, we expanded our holdings to include a wide range of foreign issues. An account's foreign portfolio may be divided into segments -- some designed to track foreign markets as a whole, others with stocks selected individually for their investment potential. On December 31, 1996, foreign investments (including securities held as collateral for stock lending) represented the following fractions of total market value for each CREF account: Stock Account -- 14.65 percent; Global Equities Account -- 48.16 percent; Growth Account -- 0 percent; Equity Index Account -- 0 percent; Bond Market Account -- 4.92 percent; Social Choice Account -- 0 percent; and Money Market Account -- 16.15 percent. The percentages change daily with fluctuations of both foreign and domestic financial markets and the values of foreign currencies. To meet an account's investment objective (and subject to the limits in CREF's charter; see SAI), the Finance Committee can from time to time change the percentage of the portfolio devoted to foreign investments.

We invest only in foreign securities and other instruments that meet the investment objectives of the respective CREF accounts. We think the diversity of our foreign holdings is desirable because it reduces the risks and increases the opportunity for returns. On December 31, 1996, for example, the Stock Account held almost 2,568 issues representing investments in 39 foreign countries and the Global Equities Account held almost 1,620 issues representing investments in 23 foreign countries.


Investing in foreign securities, especially those not issued by governments, can involve risks not ordinarily part of domestic investing. These include: 1) changes in currency exchange rates; 2) possible imposition of market controls or currency exchange controls; 3) possible imposition of withholding taxes on dividends and interest; 4) possible seizure, expropriation, or nationalization of assets; 5) more limited foreign financial information or difficulty in interpreting it because of foreign regulations and accounting standards; 6) the lower liquidity and higher volatility in some foreign markets; 7) the impact of political, social, or diplomatic events; 8) the difficulty of evaluating some foreign economic trends; or 9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

The accounts can invest in developing or "emerging" countries. The risks noted above often increase in emerging countries. For example, emerging countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile. In addition, foreign investors are subject to a variety of special restrictions in many emerging countries.

Even considering the risks, foreign investing offers the chance to improve an account's diversification and long-term performance. Foreign investments let CREF take part in the growth of other countries' economies and financial markets, which sometimes offer better prospects than in the U.S. Moreover, periods of rising or falling values often come at different times in foreign markets than in U.S. markets, and price trends can move in different directions. When this happens, foreign investments can reduce an account's volatility, compared to the U.S. market as a whole, and perhaps enhance long-term returns.

CURRENCY TRANSACTIONS

When investing in foreign securities, the CREF accounts can use currency transactions to protect themselves against future exchange rate uncertainties and to take advantage of exchange rate disparities between countries. We'll conduct transactions either on a spot (i.e., cash) basis at prevailing rates, or else through forward contracts to buy or sell currencies at a set price on a stipulated date in the future. Forward currency contracts are usually entered into with large commercial banks that participate in the interbank market. The CREF accounts can also use currency financial futures and options and can hold part of their assets in bank deposits denominated in foreign currency. If foreign-currency assets are converted to dollars, changes in exchange rates and exchange control regulations may increase or reduce their value.

Foreign currency transactions involve special risks. For example, they may limit potential gains from increases in a currency's value. For more information, see the SAI. We don't intend to speculate in foreign currency exchange transactions or forward currency contracts.

OPTIONS, FUTURES, AND OTHER INVESTMENTS

The CREF accounts can buy and sell options (puts and calls) and futures to the extent permitted by the New York State Insurance Department, the SEC, and the Commodity Futures Trading Commission. We intend to use options and futures primarily as hedging techniques or for cash management, not for speculation, but they involve special considerations and risks nonetheless. For more information, see the SAI.

The accounts can also invest in newly developed financial instruments, such as equity swaps and debt securities whose returns are linked to equity market performance, so long as these are consistent with each account's investment objective and policies and with regulatory requirements. For more information, see the SAI.

ILLIQUID SECURITIES

Each account can invest up to 10 percent of its assets in investments that may not be readily marketable. It may be difficult to sell these investments for their fair market value.

REPURCHASE AGREEMENTS

Repurchase agreements are one of several short-term vehicles the CREF accounts can use to manage cash balances. In a repurchase agreement, we buy an underlying debt instrument on condition that the seller commits to buy it back at a fixed time (which is usually a relatively short period) and price. The period from purchase to repurchase is usually no more than a week and never more than a year. Repurchase agreements may involve special risks; for more details, see the SAI.

FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES


The CREF accounts can enter "firm commitment" agreements to buy securities at a fixed price or yield on a specified future date. Accordingly, if we expect a decline in future yields on a given issuer's bonds, we might believe it to our advantage to commit to buy now with a later issue or delivery date. For example, an account might purchase new bonds on a "when issued" basis, with principal payments and interest rates set at the time of the transaction. See SAI.


INVESTMENT COMPANIES

Each account can invest up to 10 percent of its assets in other investment companies.

SECURITIES LENDING

Subject to certain restrictions, all CREF accounts can seek additional income by lending securities to brokers, dealers, and other financial institutions. Brokers and dealers must be registered with the SEC and be members of the NASD; any recipient must be unaffiliated with CREF. All loans will be fully collateralized. If we lend a security, we can call in the loan at any time. See SAI.

BORROWING


As a temporary measure for extraordinary or emergency purposes, the Stock Account, Global Equities Account, Bond Market Account, Social Choice Account, and Money Market Account can borrow money from banks (no more than 10 percent of the market value of the account's assets at the time of borrowing). No more than 5 percent of the value of their assets can be borrowed to purchase securities. Each account can pledge, mortgage, or otherwise encumber as much as 10 percent of its assets (at the time of borrowing) as collateral for borrowing, but only for permitted purposes.

The Growth Account, the Equity Index Account, and the Inflation-Linked Bond Account can borrow money from banks (no more than 33 1/3 percent of the market value of the account's assets at the time of borrowing). The Growth Account, the Equity Index Account, and the Inflation-Linked Bond Account also can borrow money from other sources temporarily (no more than 5 percent of the total market value of the account's assets at the time of borrowing). See SAI.


PERFORMANCE INFORMATION

From time to time CREF advertises the total return and average annual total return for each of our accounts. For the Bond

Market, Inflation-Linked Bond, and Money Market Accounts, we also advertise yield. We can also advertise how compounding, tax deferral and different expense charges can affect total return over time. For more, see the SAI.


TOTAL RETURNS

"Total return" means the cumulative percentage increase or decrease in the value of an investment over standard one-, five-, and ten-year periods (and occasionally other periods as well). The average annual total return means the annually compounded rate that would result in the same cumulative total return over the stated period.

MONEY MARKET ACCOUNT YIELDS

For the Money Market Account, "yield" or "current yield" means the income generated by an investment over a seven-day period, after expenses. This is then annualized -- that is, we assume the account will generate income at the same rate for each week for 52 weeks, then show the total income as a percentage of the original investment. We can also advertise "effective yield" for the account. We calculate this similarly, but when annualizing we assume the income is reinvested. Because of compounding, effective yield will be slightly higher than current yield.


BOND MARKET AND INFLATION-LINKED BOND ACCOUNT YIELDS

For the Bond Market and Inflation-Linked Bond Accounts, "thirty-day yield" means the income generated by an investment over a thirty-day period, after expenses. We then assume that the net investment income rate for the thirty-day period as a percentage of average net assets is compounded monthly for six months, then annualized.

All performance figures are based on past investment results. They aren't a guarantee that an account will perform equally or similarly in the future. Write or call us for current performance figures for all accounts (see "Contacting CREF," page ).


VALUATION OF ASSETS


We calculate the value of the assets in each CREF account as of the close of every valuation day. Except as noted below, we generally use market quotations or independent pricing services to value securities and other instruments. We set the value of short-term money-market instruments with a remaining maturity of sixty days or less held in the Money Market Account based on amortized cost, if that isn't materially different from the actual market value. If market quotations or independent pricing services aren't readily available, we'll use fair value, as decided in good faith under the direction of the Finance Committee and in accord with the responsibilities of the CREF Board as a whole. For more information, see the SAI.

MANAGEMENT AND INVESTMENT ADVISORY ARRANGEMENTS

The CREF Board of Overseers is responsible for appointing certain committees, approving amendments to CREF's charter, constitution, and bylaws, and considering any other matters presented to them. The seven overseers also constitute the TIAA Board of Overseers, a New York membership corporation that owns all stock of CREF's companion organization, TIAA.

The principal responsibility for governing CREF rests with its Board of Trustees. The trustees of each class are elected by participants for four-year terms. The Board directs CREF's administration and investments, meeting throughout the year to oversee CREF's activities, review contractual arrangements with companies that provide services to CREF, and review each account's performance.

TIAA-CREF Investment Management, Inc. ("Investment Management") manages the assets in each CREF account. A nonprofit subsidiary of TIAA, Investment Management is registered under the Investment Advisers Act of 1940. Its duties include conducting research, recommending investments, and placing orders to buy and sell securities. It also performs all portfolio accounting, custodial, and related services for each account. All services are provided by Investment Management at cost, and its personnel act consistently with the investment objectives, policies, and restrictions of each account.

CREF restricts the ability of those personnel of Investment Management who have direct responsibility and authority for making investment decisions for CREF to trade in securities for their own accounts. The restriction also applies to members of their households, i.e. spouses, domestic partners and relatives sharing the same home. Transactions in securities by those individuals are subject to preclearance procedures and reporting requirements, including a requirement that they send duplicate confirmation statements and other brokerage account reports to a special compliance unit.

THE ANNUITY CERTIFICATES

CREF issues certificates for five kinds of variable annuities: a Retirement Annuity (RA); a Group Retirement Annuity (GRA); a Supplemental Retirement Annuity (SRA); a Group Supplemental Retirement Annuity (GSRA); and a Rollover Individual Retirement Annuity (Rollover IRA). Subject to regulatory approval, we plan to offer an Individual Retirement Annuity that accepts both direct contributions and rollovers (the New IRA) and a Keogh Plan

Annuity (Keogh). (We refer to the Rollover IRA and New IRA collectively as the IRAs.)


RAs, SRAs, IRAs and Keoghs are issued to you directly. GRAs and GSRAs are issued under the terms of a group contract. The CREF accounts are available under some unallocated group annuity contracts issued to employers. Neither you nor your beneficiaries can assign your ownership of a CREF certificate to anyone else, except as a result of a qualified domestic relations order as defined by the IRC. Currently CREF makes no deductions from your premiums, but we reserve the right to do so in the future. You can cancel any RA, SRA, IRA or Keogh certificate up to thirty days after you receive it, unless it's one under which annuity payments have begun. To cancel a CREF certificate, mail or deliver it and a signed Notice of Cancellation to our home office. If asked to cancel the certificate, CREF will do so as of its date of issue, then send the entire current accumulation, including premiums, investment gains or losses, and deductions (if any) back to the premium remitter. If you're considering canceling a CREF certificate, consult your employer.


RA AND GRA CERTIFICATES


RA and GRA certificates are used mainly for employee retirement plans set up under sections 401(a), 403(a), and 403(b) of the IRC (and, in limited cases, other types of employer-sponsored plans). Occasionally we issue RA or GRA certificates to employers to meet deferred-compensation obligations or where the certificate will eventually be transferred to an employee who has met delayed-vesting requirements.

Depending on the terms of your plan, RA premiums can be paid by your employer, you, or both. If you're paying some or all of the periodic premium, your contributions can be in either pre-tax dollars, by salary reduction1; or after-tax dollars, by payroll deduction -- in either case, subject to your employer's plan and the relevant tax laws. You can also transfer accumulations from another investment choice under your employer's retirement plan to your RA certificate (see page ). For RAs only, you can make single, non-recurring contributions in any amount directly to CREF.

GRA premiums can also include contributions from your employer or both you and your employer. Like an RA, the GRA lets you make pre-tax contributions by salary reduction and after-tax contributions by payroll deduction -- again subject to your employer's plan and relevant tax laws. You can't make payments


----------
     1 In salary reduction, your employer periodically reduces your taxable compensation by a specified sum (up to a maximum set by federal law), then sends an equal amount to CREF.

directly; your employer has to send them for you. As with RAs, you can transfer accumulations from another investment choice under your employer's retirement plan to your GRA certificate (see page ). Some employer plans may require that GRA certificates be redeemed if you terminate employment and your accumulation is below a minimum amount specified in your contract. Contact your employer for more information.


SRA AND GSRA CERTIFICATES

SRA and GSRA certificates are used mainly for voluntary tax-deferred annuity
(TDA) plans set up under section 403(b) of the IRC. The SRA certificate is issued directly to you, while GSRA certificate is issued through an agreement between CREF and your employer. For both SRAs and GSRAs, you pay all premiums in pre-tax dollars via salary reduction. You can't pay premiums directly, though you can transfer amounts from another TDA plan (see below).

ROLLOVER IRA CERTIFICATES


The Rollover Individual Retirement Annuity is issued under IRC section 408(b). You currently can use it only for tax-deferred funds previously held in an eligible institution's retirement plan or in individual retirement accounts that were themselves set up with amounts originally in an eligible institution-sponsored plan. Subject to regulatory approval, we expect to expand eligibility, so that you or your spouse can also set up a Rollover IRA with funds rolled over from any retirement plan or individual retirement account, so long as such a rollover is permitted by the IRC and as long as you are currently employed by or retired from an eligible institution.


IRA CERTIFICATES


We plan to issue, subject to regulatory approval, an IRA certificate that accepts the same type of funds that the Rollover IRA currently accepts, the funds it would accept under the expanded eligibility just described, as well as other types of funds. These are:

(1) Direct payments from anyone employed by an eligible institution or married to an employee. The IRC limits the amount you can contribute, usually to $2,000. See "Federal Income Taxes," page .


(2) Contributions to a Simplified Employee Pension (SEP) plan. You can use the IRA to fund your SEP plan if you have income from self-employment and you're currently employed by or retired from an eligible institution. If you open your IRA when you are retired, or if you have a SEP plan, your contribution must be from qualified income. Qualified income is income from work related to your primary academic or research career. You can also use the IRA to accept contributions from an eligible institution's SEP plan. For more information, please contact CREF.

KEOGH CERTIFICATES


Subject to regulatory approval, we expect to offer Keogh certificates. They will be issued under IRC sections 401(a) and 403(a). If you own an unincorporated business, you can use them to fund your Keogh plan if you are currently employed by or retired from an eligible institution. The IRC limits the amount you can contribute each year, and contributions must be from qualified income (see above). See "Federal Income Taxes," page .


REMITTING PREMIUMS

We'll issue you a CREF certificate as soon as we receive your completed application or enrollment form, even if you don't initially allocate any premiums to CREF. Premiums will be credited as of the business day we receive them.

If we receive premiums from your employer before your application or enrollment form, we'll credit the premiums to the Money Market Account until we receive the application or enrollment form. Then we'll transfer the appropriate amounts to any other accounts you've specified, crediting the transfer as of the business day we received the application or enrollment form. After that we'll follow your most recent allocation instructions.

If the allocation instructions on your application or enrollment form are incomplete, violate plan restrictions or don't total 100 percent, we'll credit your premiums to the Money Market Account until we do receive complete instructions. Any amounts that we credited to the Money Market Account before we received correct instructions will be transferred to another account only on request, and will be credited as of the business day we receive that request.


CREF doesn't restrict the amount or frequency of premiums to your RA, GRA, or IRA certificates, although we reserve the right to impose restrictions in the future. Your employer's retirement plan may limit your premium amounts, while the IRC limits the total annual premiums to plans qualified for favorable tax treatment (see page ).


In most cases, CREF will accept premiums to a certificate at any time before your accumulation period ends. Once your first premium has been paid, your CREF certificate can't lapse or be forfeited for nonpayment of premiums. However, CREF can stop accepting future payments to both the GRA and GSRA certificates at any time.

Employees or retirees of eligible institutions can also purchase at any time a certificate to begin receiving annuity income starting the first day of the following month.

PAYMENT OF PREMIUMS DIRECTLY BY A PARTICIPANT



If you make one or more direct RA, IRA or Keogh contributions, the amounts and any earnings based on them won't be subject to the provisions of your institution's retirement plan. For such funds, the only restrictions on allocating premiums, transferring accumulations, making cash withdrawals, exercising repurchase rights, and choosing income options are those stipulated under the certificate itself. If you like, you can give us different allocation instructions for each direct premium.Direct RA premiums must be paid in after-tax dollars; they won't reduce your current taxable income (see "Federal Income Taxes").



ALLOCATION OF PREMIUMS


You can allocate all or part (whole percentages) of your premiums to any or all CREF accounts, unless your retirement plan precludes that. With RAs, GRAs, or GSRAs your employer's plan can prohibit your using the Global Equities, Growth, Equity Index, Bond Market, Inflation-Linked Bond, and/or Social Choice Accounts, but not the Stock and Money Market Accounts.


You can change your allocation for future premiums at any time by writing to our home office or calling 1 800 842-2252; however, we reserve the right to suspend or terminate your right to change your allocation by telephone.

ACCUMULATION UNITS


Your premiums purchase accumulation units. We calculate how many accumulation units to credit by dividing the amount allocated to each account by its accumulation unit value for the business day when we received your premium. To determine how many accumulation units to subtract for transfers and cash withdrawals we use the unit value for the business day when we receive your completed transaction request and all required information and documents (unless you ask for a later date). For amounts applied to begin CREF annuity income or death benefits, unless you ask for a different date, the accumulation unit value will be the one for the valuation period that ends on the last day of the month that contains the business day when we receive all required information and documentation. See "The Annuity Period," page , and "Death Benefits," page .

For each account, the value of the accumulation units will depend mainly on investment experience, though unit values also reflect expense deductions against assets (see page ). We calculate the accumulation unit values at the end of each valuation day. For more information, see the SAI.


TRANSFERS BETWEEN CREF ACCOUNTS AND BETWEEN CREF AND TIAA

Subject to the conditions below, you can transfer some (generally at least $1,000 per account at a time) or all of your accumulation from one CREF account to another, or to TIAA's traditional annuity or the TIAA Real Estate Account.


UNDER RA, GSRA, AND GRA CERTIFICATES, you can transfer between the CREF Stock and Money Market Accounts without employer restriction; you can also transfer without restriction from CREF to TIAA's traditional annuity. Your employer's retirement plan may restrict your right to transfer accumulations to the CREF Global Equities, Growth, Equity Index, Bond Market, Inflation-Linked Bond, and Social Choice Accounts or the TIAA Real Estate Account. You can transfer from the TIAA traditional annuity and TIAA Real Estate Account RA and GRA contracts to CREF certificates or, if your employer's plan permits, to other retirement plans. Transfers from the TIAA traditional annuity take place in roughly equal installments over a ten-year period via a TIAA transfer payout annuity. There are no restrictions on transfers from the TIAA traditional annuity or TIAA Real Estate Account SRA or GSRA contracts to CREF certificates.


If you don't already have a CREF certificate when you ask for a transfer from TIAA to CREF, we execute your transfer on the day we receive your completed application for a CREF certificate, not the day you requested the transfer. If you want to transfer amounts attributable to more than one employer, we'll do so on a pro-rata basis, although this may change in the future. (For more information, contact CREF.)

UNDER SRA, IRA AND KEOGH CERTIFICATES, you can transfer funds without employer restrictions among the CREF accounts and to or from TIAA (traditional or Real Estate). If your institution offers a GSRA plan, you can also transfer CREF (and
TIAA) funds between SRA and GSRA certificates.


Currently, you can authorize a transfer at any time during your accumulation period, although we reserve the right to limit transfer frequency in the future. You can also transfer on a limited basis during the annuity period (see page ). Currently, we don't charge you for transfers between accounts or to TIAA.

TRANSFERS TO OTHER COMPANIES AND CASH WITHDRAWALS

IF YOU HAVE A CREF RA, GRA OR GSRA CERTIFICATE, your ability to move funds to any company other than TIAA will depend upon the terms of your employer's retirement plan. If the plan permits, you can move some or all of your accumulation to any company approved by your employer. Transfers usually must be for at least $1,000 per account (OR THE ENTIRE PART OF YOUR ACCUMULATION PERMITTED TO BE TRANSFERRED, IF LESS).

If some of your RA accumulation is attributable to a previous employer, that employer may restrict your ability to transfer those funds to another company. For more information, contact CREF or your employer.


AGAIN DEPENDING ON THE TERMS OF YOUR EMPLOYER'S PLAN, YOU MAY ALSO BE ABLE TO WITHDRAW SOME OR ALL OF YOUR RA AND/OR GRA ACCUMULATION AS CASH. Subject to certain restrictions (see below) you can withdraw some or all of your SRA, GSRA, IRA or Keogh accumulation, or transfer it to another company at any time during the accumulation period. Cash withdrawals must also be for at least $1,000 per account (or your entire accumulation, if less). You can withdraw the entire amount of your SRA or GSRA accumulation attributable to salary reduction contributions (and earnings, if any) prior to 1989, even if it's less than $1,000. For more information, see "Federal Income Taxes."


Currently, CREF does not charge you for transfers to other companies or for cash withdrawals.

SPECIAL TRANSFER SERVICES

If your employer participates in our Special Transfer Services program, you can arrange for us to make automatic monthly transfers from your RA or GRA certificate to another company. The requirement that transfers be for at least $1,000 per account doesn't apply to these automatic transfers -- they can be for any amount.

SYSTEMATIC WITHDRAWALS AND TRANSFERS

Any participant can arrange to have CREF execute withdrawals and transfers automatically. At your request, we will withdraw from your accumulation as cash, or transfer to another CREF account, TIAA (traditional or Real Estate) or another company, any fixed number of accumulation units, dollar amount, or percentage of your accumulation that you specify until you tell us to stop or until your accumulation is exhausted. Currently the initial amount must be at least $100 per account. The availability of the service is subject to any restrictions in your employer's retirement plan.

TRANSFERS TO CREF FROM OTHER PLANS


Ordinarily you can make single-sum transfers from another 403(b) retirement plan to a CREF certificate. Likewise, if your retirement plan is a 401(a) or 403(a) arrangement, you can make single-sum transfers to it from other 401(a) or 403(a) plans if your CREF funded plan and the other 401(a) or 403(a) plan so provides. Amounts transferred from another company to CREF may still be subject to provisions of the original retirement plan. Under current federal tax law, you can also transfer funds from some 401(a), 403(a), and 403(b) plans, or from an IRA containing funds originally contributed to such plans, to a CREF IRA.


GENERAL CONSIDERATIONS FOR ALL CASH WITHDRAWALS AND TRANSFERS


Current federal tax law restricts the availability of cash withdrawals from any part of your accumulation under salary reduction agreements (including earnings, if any). If your salary reduction contributions are made to a 403(b) annuity, these withdrawal restrictions apply only to amounts (and earnings, if any) credited after December 31, 1988. Such withdrawals are generally available only if you reach age 59 1/2, leave your job, become disabled, or die. Withdrawals of elective deferral amounts may also be permitted if your employer's plan is a 401(k) plan and your employer terminates the plan. If your employer's plan permits, you may also be able to take a cash withdrawal if you encounter hardship, as defined by the IRS, but hardship withdrawals can be from contributions only, not investment earnings. These restrictions don't apply to withdrawals from an IRA. For more about tax consequences, see page .


Ordinarily, you can't transfer or withdraw any part of an accumulation from which you've already begun receiving annuity income.

Transfers and cash withdrawals are effective at the end of the business day we receive your request (and any required information and documentation). You can instead choose to have transfers and withdrawals take effect at the close of any future business day or the last calendar day of the current or any future month, even if it's not a business day. You can request a transfer between CREF accounts or from CREF to TIAA by telephone. If you do that at any time other than during a business day, it will be effective at the close of the next business day. Transfers to the TIAA traditional annuity begin participating on the next day.


To request a transfer, write to our home office or call us at 1 800 842-2252. We reserve the right to suspend or terminate your right to make transfers by telephone. For more about telephone transfers, see page .

REPURCHASE OF RETIREMENT ANNUITIES (RAS)

If you leave your employer with a relatively small accumulation (usually under $4,000 for both TIAA and CREF), your plan may allow you to have CREF "repurchase" (i.e., cash out in a single sum) some or all of your Retirement Annuity.


Your employer can impose certain other conditions on your right to have your RA repurchased. If you're eligible for repurchase, it's ordinarily your option to do so or to retain your CREF accumulation until you (or your beneficiary) are ready to begin annuity (or survivor) benefits. You can also continue to pay additional premiums directly to CREF, subject to limits based on federal tax considerations (see page ).


CREF reserves the right at any time to change the conditions governing your RA repurchase rights or to curtail repurchase for future participants. Contact us for the most current information about repurchases.

TAX ISSUES


Make sure you understand the possible federal and other income tax consequences of transfers and cash distributions, including repurchase. Transfers between retirement plans set up under the same section of the Internal Revenue Code aren't ordinarily considered taxable distributions; nor are transfers between IRAs funded at other companies or from 401(a), 403(a), and 403(b) plans to a CREF IRA. Cash withdrawals are usually taxed at the rates for ordinary income. They may also subject you to early-distribution and/or excess-distribution taxes as well, although excess distribution taxes do not apply in 1997, 1998 and 1999 pursuant to recently enacted legislation. (Note that different rules may apply to residents of Puerto Rico.) For details, see "Federal Income Taxes."


TEXAS ORP RESTRICTIONS

If you're in the Texas Optional Retirement Program, section 36.105 of the Texas Education Code says you (or your beneficiary) can redeem some or all of your accumulation only if you retire, die, or leave your job in the state's public institutions of higher education. You're also subject to other distribution restrictions outlined elsewhere in this prospectus.

SPOUSAL RIGHTS


If you're married, the Retirement Equity Act of 1984 (REACT) and your employer's plan may require you to get advance written consent from your spouse before making certain transactions. They include (1) a cash withdrawal (except from most IRAs); (2) a payment of a retirement transition benefit (see page ); (3) a transfer to a retirement plan not covered by the Employee Retirement Income Security Act of 1974 (ERISA); (4) a rollover directly from a plan to another plan or an IRA (you don't receive a check); and (5) a repurchase. In addition, if you're married at your annuity starting date, REACT may require that you choose an income option that provides survivor annuity income to your spouse, unless he or she waives that right in writing (see "The Annuity Period," page ). There are limited exceptions to the waiver requirement -- contact us for more information. For more on spousal rights, see "Death Benefits," page .


PORTABILITY OF BENEFITS

Once you're fully vested under your employer's RA or GRA plan, you can't lose the benefits you've earned. Length-of-service and other rules vary considerably from plan to plan, so check with your employer to find out your vesting status. Benefits under SRAs, GSRAs, and IRAs are immediately vested and can't be forfeited under any circumstances.


If you go back to a prior employer, you may be able to resume participation under your original CREF certificate(s) if the plan allows it. Under RA certificates, you may also be able to continue paying premiums on your own, subject to federal income tax limits (see page ).


EXPENSE DEDUCTIONS


CREF deducts expenses from its accounts' assets for investment management, administration, and distribution services. Services are performed for CREF at cost by two nonprofit subsidiaries of TIAA: TIAA-CREF Investment Management, Inc., and TIAA-CREF Individual & Institutional Services, Inc. Deductions are from the net assets of each account, including the accumulation and annuity funds. Because the deductions are at cost, they'll usually be lower than for comparable annuity contracts offered by for-profit companies. Deductions take place each valuation day.


INVESTMENT ADVISORY EXPENSE DEDUCTION


Charges are for investment advice, portfolio accounting, custodial and similar services. For the Stock Account, the current daily deduction is equivalent to
 .08 percent of net assets annually. For the Global Equities Account, .15 percent. For the Growth Account, .13 percent. For the Equity Index Account, .07 percent. For the Bond Market Account, .06 percent. For the Inflation-Linked Bond Account, .08 percent. For the Social Choice Account, .07 percent. For the Money Market Account, .06 percent.

ADMINISTRATIVE EXPENSE DEDUCTION

Charges are for administration and operations, such as allocating premiums and paying annuity income. For each account, the current daily deduction is equivalent to .20 percent of net assets annually.

DISTRIBUTION EXPENSE DEDUCTION

Charges are for distributing the certificates -- that is, telling you what they are and how you can invest in them, and helping employers install and manage retirement plans.

For each CREF account, the current daily deduction is equivalent to .03 percent of net assets annually.

Normally within thirty days after the end of every quarter, CREF reconciles how much we deducted with the expenses each account actually incurred. If there's a difference, we add it to or deduct it from the account in equal daily installments over the remaining days in the quarter. We revise the deduction rates from time to time to keep deductions as close as possible to actual expenses. Whether to change the deduction rates will be decided by members of the CREF board who are not "interested persons" within the meaning of the Investment Company Act of 1940. However, the annual distribution expense charge won't be more than .25 percent of an account's average daily net assets.

IMPACT OF MORTALITY EXPERIENCE ON ANNUITY PAYMENTS


How much you or your beneficiary receive in annuity payments from any account will depend in part on the mortality experience of the annuity fund (annually revalued or monthly revalued) from which the payments are made. For example, if the people receiving income from an account's annually revalued annuity fund live longer, as a group, than expected, the amount payable to each will be less than if they as a group die sooner than expected. So the "mortality risk" of each CREF account's annuity fund falls on those who receive income from it. See "The Annuity Period," below, and the SAI.


NO DEDUCTIONS FROM PREMIUMS

Currently there are no expense deductions from your premiums.

NO PREMIUM TAXES

Currently no taxes are assessed against your premiums.

BROKERAGE FEES AND RELATED TRANSACTION EXPENSES

Brokers' commissions, transfer taxes, and other portfolio fees are charged to the account that incurs them (see SAI).

THE ANNUITY PERIOD


You can receive income from any account and from all or just a part (but not less than $10,000) of your accumulation. You can also pick a different income option for different portions of your accumulation, but once you've started payments you can't change your income option (except if you picked the minimum distribution annuity) or annuity partner (if you named one) for that payment stream. If you buy an annuity to begin income on the first day of the next month, you can take any of CREF's available income options (see below).

Current federal tax law restricts the availability of annuity payments from any part of your accumulation under salary reduction agreements (including earnings, if any). If your salary reduction contributions are made to a 403(b) annuity, these restrictions apply only to amounts (and earnings, if any) credited after December 31, 1988. For more about this, see "Federal Income Taxes," page .


Usually, income payments are monthly. You can choose quarterly, semi-annual, and annual payments as well, but CREF has the right to not make payments at any interval that would cause the initial payment to be less than $25 (or any smaller amount if specified in the annuity certificate).


The value of the accumulation upon which payments are based will be set at the end of the last valuation day before your annuity starting date. Under the annual revaluation method (the method used for all annuity payments as of May 1, 1997), your payments will vary each year according to the net investment results, mortality experience, and expenses of the annually revalued annuity fund for the account(s) you choose to take income from. We plan to offer (in late 1997, subject to regulatory approval) another payment method, the monthly revaluation method. Under the monthly revaluation method, your payments will change every month according to the net investment results during the preceding month for the monthly revalued annuity fund of the account(s) you choose to take income from. The amount of each payment will be determined on the "payment valuation date" which will be the 20th day of the month before the payment due date, or the preceding business day if the 20th is not a business day. Once a year the adjustment will also include the mortality experience and expenses of the monthly revalued annuity funds. For the formulas used to calculate the amount of CREF annuity payments, see the SAI. The total value of your annuity payments may be more or less than your total premiums.

We'll send your payments by mail to your home address or (on your request) by mail or electronic fund transfer to your bank.

ANNUITY STARTING DATE


Generally you pick an annuity starting date when you first apply for a CREF certificate. If you don't, we'll tentatively assume your annuity starting date will be the first day of the month after your sixty-fifth birthday. You can change your annuity starting date at any time prior to the day before that annuity starting date (see page ). The latest annuity starting date for your accumulation is April 1 of the calendar year after whichever comes later: (1) the calendar year when you reach 70 1/2, or (2) the calendar year when you're no longer working for the eligible employer. For IRAs, a pay-out that meets the minimum distribution rules must begin by April 1 of the calendar year following the calendar year you reach age 70 1/2. You also can't begin an income option that is contingent on your life after you reach age 90.

Ordinarily, annuity payments begin when your annuity starting date arrives; however, the terms of your employer's plan can restrict when you can begin retirement income. For payments to begin, we must have received all premiums due under your retirement plan, as well as all information and documentation necessary for the income option you've picked. (For more information, contact CREF -- see page ). If we haven't received all your premiums and the necessary information, we may defer your annuity starting date until the first day of the month after the premiums and information have reached us. Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment.

Starting in the second half of 1997, subject to regulatory approval, we may begin annuity payments on the date you have chosen (assuming we've received all applicable information and documentation), even if we haven't received all premiums due under your retirement plan. Any premiums received within seventy days after payments begin will be used to provide additional annuity income. Premiums received after seventy days will remain in your accumulating annuity certificate until you give us further instructions.


ALLOCATION AND TRANSFER FOR ANNUITY PAYMENTS

Before starting payments from your accumulation, you can transfer (at least $1,000 per account or the entire accumulation, if less) between CREF accounts (subject to the terms of your retirement plan), or to TIAA to purchase a traditional annuity or interests in the TIAA Real Estate Account on either an accumulating or income-paying basis. Under the RA, GSRA and GRA certificates, you can transfer to investment vehicles offered by other companies approved for your employer's retirement plan. Under SRA and IRA certificates, there are no restrictions on transfers to other companies, but be sure to consider the federal and other income tax consequences of the transaction.

TRANSFERS DURING THE ANNUITY PERIOD


Once a year, you can transfer income payable from one CREF account into a comparable annuity payable from (a) another CREF account, (b) the TIAA traditional annuity or (c) the TIAA Real Estate Account. (Comparable annuities are those which are payable under the same income option, and have the same first and second annuitant, if any, and remaining guaranteed period, if any.) All transfers take place on March 31. We must receive your transfer request before the end of the last business day in March of the year you want the transfer to occur. We plan to allow (in late 1997, subject to regulatory approval) one transfer each calendar quarter on any business day. We'll process your transfer on the business day we receive your request. You can also choose to have a transfer take effect at the close of any future business day or the last calendar day of the current or any future month, even if it's not a business day. Under the annual revaluation method, if you transfer from any CREF Account to another CREF Account or the TIAA Real Estate Account your payments will not change until the May 1 following the transfer (or the May 1 of the subsequent calendar year for transfers made in April). Under the monthly revaluation method and for all transfers from a CREF Account to the TIAA traditional annuity, your payments will change with the payment due after the first payment valuation date following the transfer date. Transfers between the monthly and annual revaluation methods will be effective on March 31 only.


INCOME OPTIONS


Both the number of annuity units you own and the amount of your income payments will depend on which income option(s) you pick. Your employer's retirement plan, the IRC and ERISA may limit which CREF income options you can use to receive income from an RA or GRA. Ordinarily you'll choose your income option(s) just before you want payments to begin; however, you can make or change your choice(s) at any time before your annuity starting date. Once annuity payments start, you can't change the income option (except in the case of the minimum distribution annuity -- see below) for the accumulation or fraction of accumulation on which they're based.


If you haven't picked an income option when the annuity starting date arrives for your RA, GRA, SRA, or GSRA certificate, CREF may assume you want the single-life annuity with 10-year guaranteed period if you're unmarried. If you're married, we may assume for you a survivor annuity with half-benefit to annuity partner and a 10-year guaranteed period, with your spouse as your annuity partner. See below and page , "Spousal Rights."

If you haven't picked an income option when the annuity starting date arrives for an IRA, we may assume you want the minimum distribution annuity.


All CREF income options are variable, and the amount of income you receive will depend in part on the number and value of your accumulation units being converted. The current options are:

     SINGLE LIFE ANNUITY. Payout for your lifetime. It's possible to receive only one payment if you die less than a month after payments start.

     LIFE ANNUITY WITH 10, 15 OR 20 YEAR GUARANTEED PERIOD. Payout for as long as your lifetime but no less than the guaranteed period.


     ANNUITY FOR A FIXED PERIOD. Payout for any period you choose from 5 to 30 years (2 to 30 for RAs, GRAs and SRAs).


     SURVIVOR ANNUITIES. Payout for as long as you or the person you choose to be your annuity partner lives. There are three types of survivor annuities, all available with or without a guaranteed payout period -- full benefit to survivor; two-thirds benefit to survivor; half benefit to annuity partner.


CREF also offers a minimum distribution annuity, which is available only if you must begin annuity payments under the IRC minimum distribution requirements (see page ). Some employer plans allow you to elect this option earlier -- contact us for more information. The option pays an amount designed to fulfill the distribution requirements under federal tax law. You must apply your entire accumulation under a certificate if you want to use the minimum distribution option.



Under the minimum distribution annuity, it's possible you won't receive income for life. Up to age 90, you can apply any remaining part of an accumulation applied to the minimum distribution annuity to any other CREF income option for which you're eligible. Using the option won't affect your right to take a cash withdrawal of any remaining CREF accumulation not yet distributed.


Current federal law says that your guaranteed or fixed period can't exceed the joint life expectancy of you and your beneficiary or you and your annuity partner, if you have one.

Other CREF income options may become available in the future, subject to the terms of your retirement plan and relevant federal laws.


RETIREMENT TRANSITION BENEFIT. Under CREF's current practice, you may be able to get a "transition benefit" of up to 10 percent of the value of any part of an RA or GRA accumulation being converted to annuity income. The benefit is paid in a single sum on the annuity starting date. Of course, if your employer allows cash withdrawals, you can take a larger amount (up to 100 percent) of your CREF accumulation as a cash payment (see page ).

Keep in mind that the retirement transition benefit will be subject to current federal income tax requirements and possible early-distribution penalties. See page , "Federal Income Taxes," as well as page , "Spousal Rights."


For more information about any annuity option, please contact us.

DEATH BENEFITS

You can add, remove, or change a beneficiary at any time before you die, although under certain circumstances you may need your spouse's written consent. Under a survivor annuity, your annuity partner can change the beneficiary after you die, unless you've stipulated otherwise.

You can choose in advance the method by which death benefits should be paid, or you can leave it up to your beneficiaries. You can later change the method of payment you've chosen, and you can stipulate that your beneficiary not change the method you've specified in advance. (To choose, change, or restrict the method by which death benefits are to be paid, you or your beneficiary has to notify us in writing.) We can require that any death benefit be paid under a method that provides an initial monthly payment of at least $25. (We'll calculate the actual amount using formulas you can find in the SAI.) You or your beneficiary can use more than one method of payment, but each has to meet the same $25 minimum payment requirement. Once death benefits start under a lifetime annuity (see above), the method of payment can't be changed.

Ordinarily a beneficiary has to request that death benefits begin within a year of your death. Otherwise we'll start them automatically on the first day of the month in which the first anniversary of your death occurs, using the annuity-for-a-fixed-period and making payments annually over five years.

If you're married at the time of your death: Even if you name a beneficiary who isn't your spouse, federal law generally requires that your spouse receive an amount actuarially equivalent to one-half the value of any part of your accumulation subject to REACT. There are exceptions to this requirement -- for more on spousal beneficiary rights, contact us or your employer's benefits office.

If you die before converting your entire accumulation to annuity income and without naming a beneficiary, your surviving spouse (if any) will receive a death benefit, available under any method of payment (see below), actuarially equivalent to half the value of your accumulation. The other half will go to your estate in a single sum. If there is no surviving spouse, the entire death benefit will go in one sum to your estate.

If you and your annuity partner, if any, die with payments still due under a fixed period annuity or a lifetime annuity with a guaranteed period, your beneficiary(ies) can take the remaining payments as scheduled or as a single-sum payment equal to their commuted value. If you name an estate as your beneficiary, if you haven't named a beneficiary, or if your beneficiary has died, CREF will pay the commuted value of your payments to your estate in a single sum. Under a survivor annuity, such benefits go to the estate of you or your annuity partner, whoever lives longer. If your beneficiary dies before receiving all payments due, we'll pay the commuted value of the remaining payments to anyone else named to receive it. If no one has been named, the commuted value will be paid to the estate of the last person to receive payments.


Single-sum payments are effective at the end of the business day when CREF has received all the required information and documentation from your beneficiary -- or if he or she chooses, at the end of the last calendar day of the current or any future month. Death benefits under any other method of payment will be calculated on the last day of the calendar month when we receive all required information and documentation -- or if your beneficiary prefers, the last day of a future month. Payments will actually begin on the first day of the month after they've been calculated. (Your first check could be delayed while we process your choice of method of payment.)

METHODS OF PAYMENT


Death benefits are available from all CREF accounts. CREF limits the methods of payment for death benefits to those suitable under federal income tax law for annuity contracts. (For more information, see page , "Taxation of Annuity Benefits.") With methods offering periodic payments, benefits are usually monthly, but your beneficiary can request to receive them quarterly, semi-annually, or annually instead. Federal law may restrict the availability of certain methods to your beneficiary. At present, the available methods of payment for death benefits are single-sum payment; single-life annuity; life annuity with 10-,

15-, or 20-year guaranteed period; annuity for a fixed period of 2 to 30 years or, for IRAs and GSRAs, 5 to 30 years; unit deposit; or minimum distribution annuity. Except for the unit deposit method, these payment methods are comparable to the annuity income options described on page , except that the lifetime over which payments are made is your beneficiary's lifetime.


UNIT DEPOSIT. Unit deposit pays a lump-sum to your beneficiary at the end of a 2- to 5-year period during which the accumulation units participate in the experience of the relevant CREF accounts. To use the unit deposit method, the value of the death benefit must be at least $5,000 at the time it takes effect, unless your CREF certificate specifies a lower minimum. Special rules apply if your spouse is the beneficiary. Contact us for more information about this option and other methods of payment.


MINIMUM DISTRIBUTION ANNUITY. The minimum distribution annuity is AVAILABLE ONLY TO BENEFICIARIES WHO MUST RECEIVE INCOME UNDER THE IRC'S MINIMUM DISTRIBUTION REQUIREMENTS. The minimum distribution death benefit is governed generally by the same rules and calculated in the same way as CREF's minimum distribution annuity (see page ), but there are additional restrictions under federal income tax law. Under the minimum distribution annuity death benefit, it's possible that your beneficiary won't receive income for life.


TRANSFERS BY A BENEFICIARY. At the time death benefits begin, or during the unit-deposit period, your beneficiary has the right to transfer some (at least $1,000, or the entire accumulation if less) or all of the assets in a CREF account to another CREF account or the TIAA traditional annuity or TIAA Real Estate Account for certain purposes. Contact us for more information about these transfer rights.

The beneficiary of an employee at an eligible institution who used another company for his retirement plan savings may transfer death benefits from the other company to CREF for payout under any of the available methods of payment for CREF death benefits.

Transfers are effective on the last calendar day of the month when we receive all required information and documentation; however, your beneficiary can have us make the transfer effective on the last day of any future month instead. (With the unit deposit method, it can be any day of the month.) For a transfer to begin annuity income from either CREF or TIAA, enough units have to be involved to provide an initial monthly payment of at least $25, unless your certificate specifies a smaller amount. The minimum transfer to the CREF unit deposit method or to a TIAA contract that provides periodic interest is $5,000. Currently beneficiaries can make transfers at no charge. We also reserve the right to limit how often a beneficiary can transfer CREF units and to decline any transfer that would reduce the value of the units still on deposit to less than $5,000.


For tax issues concerning death benefits, especially those paid as single sums, see page , "Taxation of Annuity Benefits."


TIMING OF PAYMENTS

Ordinarily we'll make the following kinds of payments within seven calendar days after we've received the information we need to process a request:

(1)         Cash withdrawals

(2)         Transfers to TIAA or to other companies

(3)         RA repurchases

(4)         Payments under a fixed-period annuity

(5)         Death benefits

We can extend the seven-day period only if (1) the New York Stock Exchange is closed (or trading restricted as determined by the Securities and Exchange Commission) on a day that isn't a weekend or holiday; (2) an SEC-recognized emergency makes it impractical for us to sell securities or determine the value of assets in a CREF account; or (3) the SEC says by order that we can or must postpone payments to protect you and other CREF participants.

FEDERAL INCOME TAXES


With limited exceptions, the CREF certificates are designed as annuity contracts under sections 72 and 403 of the Internal Revenue Code.



As a nonprofit institution, CREF is exempt from federal income tax under section 501(c)(3) of the IRC. Investment income and gains from our pension business are tax-free unless they are unrelated business income, and we conduct our operations to avoid realizing such unrelated business income. If necessary to maintain our tax-exempt status, we can limit the size of premiums to CREF and the circumstances in which they're paid. Any federal or other tax CREF does incur will affect the value of your accumulation and/or annuity units.


403(B) PLANS

CREF certificates are tailored for retirement plans set up under section 403(b) of the IRC, under which total annual contributions to section 403(b) annuities can't exceed certain limits. The annual limit for all of your contributions and your employer's contributions on your behalf is the lesser of (a) $30,000; (b) 25% of your compensation; or (c) your "maximum exclusion allowance". Your maximum exclusion allowance is generally 20% of your compensation multiplied by your years of service, less certain prior tax deferred retirement plan contributions. You usually can exclude salary reduction contributions of up to $9,500 from your gross taxable income. There are exceptions to this -- contact your tax advisor for more information.

401(A) AND 403(A) PLANS


CREF RA and GRA certificates are also available for 401(a) and 403(a) retirement plans. Employer contributions to all current defined contribution plans of the employer meeting the requirements of IRC section 401(a) and 403(a) can't exceed an annual contribution limit of $30,000 or 25% of compensation, whichever is less.


INDIVIDUAL RETIREMENT ANNUITIES


IRC section 408 permits eligible people to contribute on their own to a retirement program called an Individual Retirement Annuity or Account (IRA). The amount you can contribute annually is usually limited to $2,000. CREF's New IRA will be designed for these contributions. IRC section 408 also allows money from certain qualified plans to be "rolled-over" to an IRA without losing its tax-deferred status. CREF's current Rollover IRA is designed for these rollovers. (The New IRA will also accept them.) The IRC doesn't limit the amount you can roll over to a CREF Rollover IRA. You can revoke an IRA up to 7 days after you establish it.


TAXATION OF ANNUITY BENEFITS

Once you take a cash withdrawal or begin annuity payments, the amount you receive is usually included in your gross income for the year and taxed at the rate for ordinary income. You can exclude from your gross income any part of your payment(s) that represents the return of premiums paid in after-tax dollars, but not the part that comes from the tax-deferred earnings of after-tax premiums.

WITHHOLDING ON DISTRIBUTIONS

We must withhold federal tax at the rate of 20 percent from the taxable part of most plan distributions paid directly to you. If, however, you tell us to roll over the distribution directly to an IRA or similar employer plan (i.e., we send a check directly to the other investment company and not to you), we will not withhold any federal tax. The required 20 percent withholding doesn't apply to payments from IRAs, lifetime annuity payments, substantially equal periodic payments over your life expectancy or over ten or more years, or minimum distribution payments ("noneligible payments").

For the taxable part of noneligible payments, we usually will withhold federal taxes unless you tell us not to. Usually, you have the right to tell us not to withhold federal taxes from your noneligible payments. However, if you tell us not to withhold but we don't have your taxpayer identification number on file, we still have to deduct taxes. Nonresident aliens who pay U.S. taxes are subject to different withholding rules. Contact CREF for more information.



EARLY DISTRIBUTIONS

If you want to withdraw funds or begin income from any 401(a), 403(a) or, 403(b) retirement plan or an IRA before you reach age 59 1/2, you may have to pay an extra 10 percent "early distribution" tax on the taxable amount. However, you won't have to pay an early distribution tax on any part of a withdrawal if:

(1)  the distribution is because you are disabled;

(2) you separated from your job at or after age 55 and take your withdrawal after that (not applicable for IRAs);

(3) you begin annuity income after you leave your job (termination isn't required for IRAs), as long as your annuity income consists of a series of regular substantially equal payments (at least annually) over your lifetime or life expectancy or the joint lives or life expectancies of you and your beneficiary;


(4) you have medical expenses in excess of 7 1/2 percent of your adjusted gross income and the withdrawal is less than or equal to your expenses;



(5) you are required to make a payment to someone besides yourself under a Qualified Domestic Relations Order (e.g., a divorce settlement) (not applicable for IRAs); or



(6) for IRAs only, you are unemployed (as defined in the IRC) and you use the distribution to pay certain health insurance premiums for yourself, your spouse or your dependents.


If you die before age 59 1/2, your beneficiary(ies) won't have to pay the early distribution penalty.

Current federal tax law restricts the availability of cash withdrawals and annuity payments from any part of your accumulation under salary reduction agreements (including earnings, if any). If your salary reduction contributions are made to a 403(b) annuity, these restrictions apply only to amounts (and earnings, if any) credited after December 31, 1988. These withdrawals and annuity payments are available only if you reach age 59 1/2, leave your job, become disabled, or die. If your employer's plan permits, you may also be able to take a cash withdrawal if you encounter hardship, as defined by the IRS, but hardship withdrawals can be from contributions only, not investment earnings. In addition, certain 401(k) plans permit distributions of elective deferral amounts upon termination of the plan provided the employer does not establish or maintain another defined contribution plan. These restrictions don't apply to withdrawals from an IRA. Any part of your accumulation that has been transferred from a custodial account under section 403(b)(7) will be subject to additional restrictions.


"EXCESS" DISTRIBUTIONS


In 1996, if your combined withdrawals or payments from 401(a), 403(a), and 403(b) retirement plans, IRA, and other tax-deferred savings programs were more than $155,000 in one year, you would have to pay an "excess distribution" tax of 15 percent of the amount over $155,000. For tax years 1997, 1998 and 1999, the excess distribution tax has been repealed.


DEATH BENEFITS

Ordinarily, death benefits are subject to federal estate tax (see below, "Tax Advice"). Under some retirement programs, an additional 15 percent estate tax may be imposed on the portion of your accumulation above a certain amount at the time of your death.

MINIMUM DISTRIBUTION REQUIREMENTS AND TAXES


In most cases, payments have to begin from 401(a), 403(a) and 403(b) plans by April 1 of the calendar year after the calendar year when you reach age 70 1/2 or if later, retirement. Payments from an IRA must begin by April 1 of the calendar year after the calendar year you reach age 70 1/2. Under the terms of certain retirement plans, the plan administrator may direct us to make the minimum distributions required by law to you even if you do not elect to receive them. In addition, if you don't begin distributions on time, you'll be subject to a 50 percent excise tax on the amount you should have received but didn't. (See page .)


DEFERRED COMPENSATION PLANS

RA certificates are also available for deferred compensation plans. RAs issued under these plans are owned by your employer and subject to the claims of its general creditors. Special tax rules may apply to these plans.

TAX ADVICE

What we tell you here about federal and other taxes isn't comprehensive and is for general information only. It doesn't cover every situation. Taxation varies depending on the circumstances, and state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax adviser.


VOTING RIGHTS

As a participant, you generally can vote (1) to elect CREF trustees; (2) to ratify CREF's selection of an independent auditor; (3) on any change in fundamental investment policies; and (4) on any other matter that requires a vote by participants. For more information on how many votes you can cast and how they are counted, see the SAI.

GENERAL MATTERS

CHOICES AND CHANGES

As long as your CREF certificate permits, you (or your annuity partner, beneficiary, or any other payee) can choose or change any of the following: (1) an annuity starting date; (2) an income option; (3) a transfer; (4) a method of payment for death benefits; (5) a date when the commuted value of an annuity becomes payable; (6) an annuity partner, beneficiary, or other person named to receive payments; (7) a cash withdrawal or other distribution; and (8) a repurchase.


You have to make your choices or changes via a written notice satisfactory to us and received at our home office (see below). Transfers between CREF accounts or to TIAA can currently be made by telephone. You can change the terms of a transfer, cash withdrawal, repurchase, or other cash distribution only before they're scheduled to take place. When we receive a notice of a change in beneficiary or other person named to receive payments, we'll execute the change as of the date it was signed, even if the signer dies in the meantime. We execute all other changes as of the date received. As already mentioned, we will delay the effective date of some transactions until we receive additional documentation (see page ).

TELEPHONE AND INTERNET TRANSACTIONS


You can use our Automated Telephone Service (ATS) or our Inter/ACT System over the Internet (Inter/ACT System) to check your account balances, transfer between accounts or to TIAA, and/or allocate future premiums among TIAA and the CREF accounts. You will be asked to enter your Personal Identification Number (PIN) and social security number for the ATS and the Inter/ACT System. Both the ATS and the Inter/ACT System will lead you through the transaction process and will use reasonable procedures to confirm that instructions given are genuine. All transactions made over the ATS and Inter/ACT System are electronically recorded.

To use the ATS, you need a touch tone phone. The toll free number for the ATS is 1 800 842-2252. The Inter/ACT System may be accessed through the TIAA-CREF Internet home page at www.tiaa-cref.org.


DISSOLVED INSTITUTIONS

If your present or past employer dissolves or ceases operations, special rules will apply to your accumulation. For more information, contact us directly (see below).

CONTACTING CREF

We won't consider any notice, form, request, or payment to have been received by CREF until it reaches our home office: College Retirement Equities Fund, 730 Third Avenue, New York, New York 10017. You can ask questions by calling toll-free 1 800 842-2776.

ELECTRONIC PROSPECTUSES

If you received this prospectus electronically and would like a paper copy, please call 1 800 842-2733, extension 5509, and we will send it to you.

SIGNATURE REQUIREMENTS

For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank.

OVERPAYMENT OF PREMIUMS

If your employer mistakenly sends more premiums on your behalf than you're entitled to under your retirement plan or the IRC, we'll refund them to your employer as long as we're requested to do so (in writing) before you start receiving annuity income. Any time there's a question about premium refunds, CREF will rely on information from your employer. If you've withdrawn or transferred the amounts involved from your accumulation, we won't refund them.

DISTRIBUTION OF THE CERTIFICATES

CREF certificates are offered continuously by the personnel of TIAA-CREF Individual & Institutional Services, Inc. ("Services"), which is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Services may be considered the "principal underwriter" for the certificates. Teachers Personal Investors Services, Inc. ("TPIS"), which is also registered with the SEC and a member of the NASD, may also participate in the distribution of CREF certificates on a limited basis. As already noted, distribution costs are covered by a deduction from the assets of the accounts; no commissions are paid for distribution. Anyone distributing CREF certificates must be a registered representative of Services or TPIS, whose main offices are both at 730 Third Avenue, New York, New York 10017.

LEGAL PROCEEDINGS

CREF isn't a party to any legal actions we consider material.

APPENDIX A

SUMMARY OF BOND RATINGS

                                        RATING SERVICES

                      MOODY'S INVESTORS             STANDARD & POOR'S
                        SERVICE, INC.                 RATINGS GROUP
                        -------------                 -------------

INVESTMENT GRADE
  Highest quality             Aaa                          AAA
  High quality                 Aa                           AA
  Upper medium                  A                            A
  Medium, speculative         Baa                          BBB
     features

Lower Quality
  Moderately speculative       Ba                           BB
  Speculative                  B                             B
  Very speculative            Caa                           CCC
  Very high risk               Ca                           CC
  Highest risk                 C                             C
  No interest being paid       -                            CI
  In arrears or default        -                             D

For more detailed information on bond ratings, including gradations within each category of quality, see the SAI.

TABLE OF CONTENTS FOR
STATEMENT OF ADDITIONAL INFORMATION
                                              PAGE IN THE STATEMENT OF
            ITEM                               ADDITIONAL INFORMATION
            ----                               ----------------------


Investment Restrictions                                     B-
Description of Corporate Bond Ratings                       B-
Description of Fixed-Income Instruments                     B-
Investment Policies and Risk Considerations                 B-
    Options and Futures                                     B-
    Firm Commitment Agreements and Purchase of
     "When Issued" Securities                               B-
    Pass-Through Securities                                 B-
    Lending of Securities                                   B-
    Repurchase Agreements                                   B-
    Currency Transactions                                   B-
    Swap Transactions                                       B-
    Segregated Accounts                                     B-
    Special Considerations Affecting
      Foreign Investments                                   B-
    Other Investment Techniques and
      Opportunities                                         B-
Portfolio Turnover                                          B-
Valuation of Assets                                         B-
Management                                                  B-
    CREF Overseers, Trustees and Officers                   B-
    Compensation of CREF Trustees                           B-
Investment Advisory and Related Services                    B-
    Custody of Portfolio                                    B-
    Auditors                                                B-
Brokerage Allocation                                        B-
Performance Information                                     B-
    Total Return Information for the
      Accounts                                              B-
    Yield Information for the Bond Market and
      Inflation-Linked Bond Accounts                        B-
    Yield Information for the Money Market
      Account                                               B-
    Performance Comparisons                                 B-
    Illustrating Compounding, Tax Deferral
    and Expense Deductions                                  B-
Accumulation Unit Values                                    B-
Annuity Payments                                            B-
Periodic Reports                                            B-
Voting Rights                                               B-
General Matters                                             B-
State Regulation                                            B-
Legal Matters                                               B-
Experts                                                     B-
Considerations Concerning CREF's
  New Accounts and Options                                  B-

Additional Information                                      B-
Financial Statements                                        B-

                                     PART B
         INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

INDIVIDUAL, GROUP, AND TAX-DEFERRED

VARIABLE ANNUITIES
ISSUED BY
COLLEGE RETIREMENT EQUITIES FUND
STATEMENT OF ADDITIONAL INFORMATION



May 1, 1997

This Statement of Additional Information is not a prospectus and should be read in connection with the current prospectus dated May 1, 1997 (the "Prospectus") with respect to the Variable Annuity Certificates, which is available without charge upon written or oral request to: College Retirement Equities Fund, 730 Third Avenue, New York, New York 10017, Attention: Central Services; telephone 1 800 842-2733, extension 5509. Terms used in the Prospectus are incorporated in this Statement.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CERTIFICATES.

TABLE OF CONTENTS
         LOCATION OF
                                       PAGE IN THE          ADDITIONAL
                                      STATEMENT OF        INFORMATION IN
                                       ADDITIONAL         PROSPECTUS, IF
            ITEM                       INFORMATION          APPLICABLE
            ----                       -----------           ----------

 Investment
  Restrictions.......................
 Description of Corporate
  Bond Ratings.......................
 Description of
  Fixed-Income
  Instruments........................
 Investment Policies and
  Risk Considerations................
  Options and Futures................
  Firm Commitment
    Agreements and
    Purchase of "When
    Issued" Securities...............
  Pass-Through Securities............
  Lending of Securities..............
  Repurchase Agreements..............
  Currency Transactions..............
  Swap Transactions..................
  Segregated Accounts................
  Special Considerations
    Affecting Foreign
    Investments......................
  Other Investment
    Techniques and
    Opportunities....................
Portfolio Turnover...................
Valuation of Assets..................
Management...........................
  CREF Overseers,
    Trustees and Officers............
  Compensation of CREF
    Trustees.........................
  Investment Advisory and
  Related Services...................
  Custody of Portfolio...............
  Auditors...........................
Brokerage Allocation.................
Performance Information..............
  Total Return Information
    for the Accounts.................
  Yield Information for
    the Bond Market and
    Inflation-Linked Bond
    Accounts.........................
  Yield Information for the
    Money Market Account.............

  Performance Comparisons............
Illustrating Compounding,
Tax Deferral and
   Expense Deductions................
Accumulation Unit Values.............
Annuity Payments.....................
Periodic Reports.....................
Voting Rights........................
General Matters......................
State Regulation.....................
Legal Matters........................
Experts..............................
Considerations Concerning
  CREF's New Accounts
  and Options........................
Additional Information...............
Financial Statements.................

INVESTMENT RESTRICTIONS

Pursuant to CREF's Charter, none of the Accounts will invest in any common stocks or shares of any corporation, joint stock association, or business trust an amount in excess of such percentage, not to exceed 10% (except with the approval of the New York State Insurance Department), of voting shares of such institution which would cause any such institution to be controlled by, or become a subsidiary of, CREF, as defined in the Insurance Law, although this restriction will not apply to investment in an entity formed or acquired by CREF for a lawful business purpose. This restriction cannot be changed without an amendment to the Charter. (The Charter may be amended only by the action of CREF's Overseers and only if the New York State Superintendent of Insurance certifies the amendment as lawful and equitable.)

The following restrictions, not set forth in CREF's Charter, are fundamental policies with respect to the Accounts and may not be changed without the approval of a majority of the outstanding voting securities, as that term is defined under the 1940 Act, in the affected Account:

     1. None of the Accounts will issue senior securities (the issuance and sales of options and futures not being considered the issuance of senior securities);

     2. Neither the Stock nor the Money Market Account will make short sales, except when the Account has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held so long as the Account is in a short position;


     3. The Stock, Global Equities, Bond Market, Social Choice, and Money Market Accounts, will not borrow money, except: (a) they may purchase securities on margin, as described in restriction 12 below; and (b) from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not in excess of 10% of the value of the Account's total assets, taken at market value at the time of borrowing.

     The Growth, Equity Index, and Inflation-Linked Bond Accounts will not borrow money, except: (a) they may purchase securities on margin, as described in restriction 12 below; and (b) (i) from banks only in amounts not in excess of 33 1/3% of the Account's total assets taken at market value at the time of borrowing, or (ii) for temporary purposes in an amount not exceeding 5% of the Account's total assets taken at market value at the time of borrowing.

     Money may be temporarily obtained through bank borrowing, rather than through the sale of portfolio securities, when such borrowing appears more attractive for an Account; nevertheless, any bank borrowings by an Account may, depending on market conditions, affect investment returns;

     4. None of the Accounts will underwrite the securities of other companies, except as it may be deemed to do so in a sale of restricted portfolio securities;

     5. None of the Accounts will, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer (including repurchase agreements with any one primary dealer) other than securities issued or guaranteed by the United States Government, or its agencies or instrumentalities;

     6. None of the Accounts will, with respect to at least 75% of the value of its total assets, purchase more than 10% of the outstanding voting securities of an issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

     7. None of the Accounts will make an investment in an industry if after giving effect to that investment the Account's holding in that industry would exceed 25% of the Account's total assets--this restriction, however, does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, and, with respect to the Money Market Account, to certificates of deposit, or securities issued or guaranteed by domestic banks and branches of domestic banks and savings and loan associations and savings banks; utilities will be divided according to their services (so that, for example, gas distribution and transmission, electric, and telephone each will be considered a separate industry);


     8. Neither the Stock, the Global Equities, the Growth, the Equity Index, nor the Money Market Accounts will purchase real estate or mortgages directly, although the Bond Market, Inflation-Linked Bond and Social Choice Accounts may purchase or hold real estate or mortgages directly, subject to investment restriction 14 on page B- (relating to illiquid investments); the Stock, Global Equities, Growth and Social Choice Accounts may, however, buy shares of real estate investment trusts listed on stock exchanges or reported on the NASDAQ system, and the Accounts may buy pass-through mortgage securities and securities collateralized by mortgages;

     9. None of the Accounts will purchase commodities or commodities contracts, except to the extent futures are purchased as described herein;

     10. None of the Accounts will invest more than 5% of its total assets in the securities of any one investment company; an Account may not own more than 3% of an investment company's outstanding voting securities, and total holdings of investment company securities may not exceed 10% of the value of an Account's total assets (the SEC staff takes the position that although certain issuers of collateralized mortgage obligations may be investment companies, an Account's ability to acquire collateralized mortgage obligations of such issuers would not be subject to these restrictions);


     11. None of the Accounts will make loans, except: (a) that the Stock and Money Market Accounts may make loans of portfolio securities (not exceeding 20% of the value of their total assets), and the Global Equities, Growth, Equity Index, Bond Market, Inflation-Linked Bond, and Social Choice Accounts may make loans of portfolio securities not exceeding 33 1/3% of the value of their total assets, which are collateralized by either cash, United States Government securities, or other means permitted by applicable law, equal to at least 102% of the market value of the loaned securities, or such lesser percentage as may be permitted by the New York State Insurance Department (not to fall below 100% of the market value of the loaned securities), as reviewed daily; (b) loans through entry into repurchase agreements (the purchase of publicly-traded debt obligations not being considered the making of a loan); (c) to the extent authorized under the certificates, loans to Participants in amounts not greater than the value of their accumulations, to the extent permitted by law; (d) privately-placed debt securities may be purchased; or (e) participation interests in loans, and similar investments, may be purchased;


     12. None of the Accounts will purchase any security on margin (except that an Account may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities);


     13. Neither the Stock nor the Money Market Account will purchase or sell options or futures except those listed on a domestic or foreign securities, options or commodities exchange; however, the Global Equities, Growth, Equity Index, Bond Market, Inflation-Linked Bond and Social Choice Accounts may purchase or sell options or futures which are not listed on an exchange; or

     14. None of the Accounts will invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, and other illiquid investments, except that the Global Equities, Growth, Equity Index, Bond Market, Inflation-Linked Bond, or Social Choice Accounts may invest to a greater extent in such investments if, and to the extent, permitted by law.



If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change of values in portfolio securities will not be considered a violation.

DESCRIPTION OF CORPORATE BOND RATINGS
DESCRIPTION OF CORPORATE BOND RATINGS OF MOODY'S INVESTORS SERVICE, INC.:

Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF CORPORATE BOND RATINGS OF STANDARD & POOR'S RATINGS GROUP:

AAA-Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is very strong.

AA-Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A-Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC-CC-C-Debt rated 'BB', 'B', 'CCC', 'CC', and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB-Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B-Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC-Debt rated 'CCC' has currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC-The rating 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

C-The rating 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI-The rating 'CI' is reserved for income bonds on which no interest is being paid.

D-Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Generally, investment-grade debt securities are those rated 'Baa3' or higher by Moody's or 'BBB-' or higher by Standard & Poor's.

DESCRIPTION OF FIXED-INCOME INSTRUMENTS

U.S. GOVERNMENT OBLIGATIONS. Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less; Treasury notes have maturities of one to ten years; and Treasury bonds can be issued with any maturity period but generally have a maturity of greater than ten years. Agencies of the United States Government which issue or guarantee obligations include, among others, the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, banks ofthe Farm Credit System, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Federal Intermediate Credit Banks, Federal Land Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

CERTIFICATES OF DEPOSIT. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations and savings banks against funds deposited in the issuing institution.

TIME DEPOSITS. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received. Certain time deposits may be considered illiquid.

BANKERS' ACCEPTANCES. A bankers' acceptance is a draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

COMMERCIAL PAPER. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding 270 days.

VARIABLE RATE, FLOATING RATE, OR VARIABLE AMOUNT SECURITIES. Variable rate, floating rate, or variable amount securities are short-term unsecured promissory notes issued by corporations to finance short-term credit needs. These are interest-bearing notes on which the interest rate generally fluctuates on a scheduled basis.

CORPORATE DEBT SECURITIES. Debt issued by a corporation that pays interest and principal to the holders at specified times.

ASSET-BACKED SECURITIES. Asset-backed securities are securities which represent an undivided fractional interest in a trust whose assets generally consist of mortgages, motor vehicle retail installment sales contracts, or other consumer-based loans.

PARTICIPATION INTERESTS IN LOANS. A participation interest in a loan entitles the purchaser to receive a portion of principal and interest payments due on a commercial loan extended by a bank to a specified company. The purchaser of such an interest has no recourse against the bank if payments of principal and interest are not made by the borrower and generally relies on the bank to administer and enforce the loan's terms.

INTERNATIONAL ORGANIZATION OBLIGATIONS. International organization obligations include obligations of those organizations designated or supported by U.S. or foreign government agencies to promote economic reconstruction and development or international banking, and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank, and the InterAmerican Development Bank.


INFLATION-INDEXED SECURITIES. Fixed-income instruments of varying structures and maturities whose returns are designed to track a specified inflation index over the life of the instrument, by periodically adjusting the principal and/or interest paid on the instrument to reflect changes in the specified inflation index.

                   INVESTMENT POLICIES AND RISK CONSIDERATIONS

OPTIONS AND FUTURES

The Accounts may engage in options and futures strategies to the extent permitted by the New York State Insurance Department and subject to SEC and Commodity Futures Trading Commission ("CFTC") requirements. It is not the intention of the Accounts to use options and futures strategies in a speculative manner but rather to use them primarily as hedging techniques or for cash management purposes.

OPTIONS. Option-related activities could include (1) the sale of covered call option contracts, and the purchase of call option contracts for the purpose of a closing purchase transaction; (2) the buying of covered put option contracts, and the selling of put option contracts to close out a position acquired through the purchase of such options; and (3) the selling of call option contracts or the buying of put option contracts on groups of securities and on futures on groups of securities and the buying of similar call option contracts or the selling of put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and an Account may engage in other types of options transactions consistent with its investment objective and policies and applicable law.

A call option is a short-term contract (generally having a duration of nine months or less) which gives the purchaser of the option the right to purchase the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. As the seller of a call option, an Account has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price at any time during the option period. The selling of a call option benefits an Account if over the option period the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the Account risks an "opportunity loss" of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

An Account may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option which it had previously sold on that security. Depending on the premium for the call option purchased by the Account, the Account will realize a profit or loss on the transaction. A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option an Account, as purchaser, pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by an Account, to purchase the underlying security at the exercise price at any time during the option period. The buying of a covered put contract limits the downside exposure for the investment in the underlying security to the combination of the exercise price less the premium paid. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option's exercise price. In that case the option would expire worthless and the entire premium would be lost.

An Account may close out a position acquired through buying a put option by selling a put option on the same security with the same exercise price and expiration date as the put option which it had previously bought on the security. Depending on the premium of the put option sold by the Account, the Account would realize a profit or loss on the transaction.

In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the Standard & Poor's 100 Index traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor's 500 Stock Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of an Account's portfolio of securities. To the extent that an Account's portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration before an Account deals in any option.

There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

FUTURES. To the extent permitted by applicable regulatory authorities, an Account may purchase and sell futures contracts on securities or other instruments, or on groups or indexes of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of an Account against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on future investments than actually may be available at the future time. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains respectively on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

A futures contract on an investment is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract--assuming a "long" position--an Account legally will obligate itself to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract assuming a "short" position it legally will obligate itself to make the future delivery of the security or instrument against payment of the agreed price.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by an Account usually will be liquidated in this manner, an Account may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the Account to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing-out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions simply are closed out.Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.


Stock index futures may be used to hedge the equity investments of the Stock, Global Equities, Growth, Equity Index, or Social Choice Accounts with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, the Stock, Global Equities, Growth, Equity Index or Social Choice Account may seek to protect the value of its securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, these Accounts can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, these Accounts will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.


Unlike the purchase or sale of a security, no price is paid or received by an Account upon the purchase or sale of a futures contract. Initially, the Account will be required to deposit in a custodial account an amount of cash, United States Treasury securities, or other permissible assets equal to approximately 5% of the contract amount. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Account upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the Stock Account has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the Account will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Stock Account has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Stock Account would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Account may elect to close the position by taking an opposite position which will operate to terminate the Account's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Stock Account, and the Account realizes a loss or a gain. All margin payments will be made to a custodian in the broker's name.

The risks inherent in the purchase or sale of stock index futures are, in a general sense, similar to the risks inherent in the purchase or sale of bond index futures. A bond index assigns relative values to the bonds included in the index. The index fluctuates with changes in the market values of those bonds included, and the parties to the bond index futures contract agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. No physical delivery of the underlying bonds in the index is made.


There are several risks in connection with the use by an Account of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments which are the subject of the hedge. CREF will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in its judgment, there is a significant correlation betweenchanges in the prices of the futures contracts and the prices of an Account's portfolio securities or instruments sought to be hedged.


Successful use of futures contracts by an Account for hedging purposes also is subject to the user's ability to predict correctly movements in the direction of the market. For example, it is possible that, where an Account has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the Account's portfolio may decline. If this occurred, the Account would lose money on the futures and also experience a decline in value in its portfolio investments. However, CREF believes that over time the value of the Account's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if the Account has hedged against the possibility of the decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the Account will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Account has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Account may have to sell securities or instruments at a time when it may be disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Investment Management still may not result in a successful hedging transaction over a very short time period.

The Accounts may also use futures contracts and options on futures contracts to manage their cash flow more effectively. To the extent that an Account enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions. Thus, pursuant to CFTC Rule 4.5, the aggregate initial margin and premiums required to establish non-hedging positions in commodity futures or commodity options contracts may not exceed five percent of the liquidation value of each Account's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that the in-the-money amount of an option that is in-the-money when purchased may be excluded in computing such five percent).

Options and futures transactions may increase an Account's transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.


      FIRM COMMITMENT AGREEMENTS AND PURCHASE OF "WHEN ISSUED" SECURITIES


The Accounts may enter into firm commitment agreements for the purchase of securities on a specified future date. Thus, the Accounts may purchase, for example, new issues of fixed-income instruments on a "when issued" basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of the transaction. In addition, the Accounts may invest in asset-backed securities on a delayed delivery basis. Thisreduces the Accounts' risk of early repayment of principal, but exposes the Accounts to some additional risk that the transaction will not be consummated. When the Accounts enter into firm commitment agreements, liability for the purchase price and the rights and risks of ownership of the securities accrue to the Accounts at the time they become obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Accounts to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Accounts are obligated to purchase such securities they will be required to segregate assets (see "Segregated Accounts," page ). An Account will not purchase securities on a "when issued" basis if, as a result, more than 15% of the Account's net assets would be so invested.


PASS-THROUGH SECURITIES

The Accounts may invest in mortgage pass-through securities such as GNMA certificates or FNMA and FHLMC mortgage-backed obligations, or modified pass-through securities such as collateralized mortgage obligations issued by various financial institutions. In connection with these investments, early repayment of principal arising from prepayments of principal on the underlying mortgage loans due to the sale of the underlying property, the refinancing of the loan, or foreclosure may expose the Account to a lower rate of return upon reinvestment of the principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant Account, the maturity of each of these securities will be the average life of such securities based on the most recent or estimated annual prepayment rate.

LENDING OF SECURITIES


Subject to investment restriction 11(a) on page B- (relating to loans of portfolio securities), an Account may lend its securities to brokers and dealers that are not affiliated with CREF, are registered with the Commission and are members of the NASD, and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, an Account will receive as collateral cash, securities issued or guaranteed by the United States Government (i.e., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the loaned securities, or such lesser percentage as may be permitted by the New York State Insurance Department (not to fall below 100% of the market value of the loaned securities), as reviewed daily. The Account lending its securities will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Account by the borrower of the securities. Such loans will be terminable by the Account at any time and will not be made to affiliates of CREF. CREF may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. An Account may pay reasonable fees to persons unaffiliated with the Account for services or for arranging such loans. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.


REPURCHASE AGREEMENTS

Repurchase agreements have the characteristics of loans by an Account, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement the Account retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the Account's seller to deposit with the Account additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The Accounts will enter into repurchase agreements only with member banks of the Federal Reserve System, and with primary dealers in United States Government securities or their wholly-owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by CREF and who have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, in which the Account may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Account would look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Account; in such event the Account might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

CURRENCY TRANSACTIONS

The value of the Accounts' assets as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Accounts may incur costs in connection with conversions between various currencies. To minimize the impact of such factors on net asset values, the Accounts may engage in foreign currency transactions in connection with their investments in foreign securities. The Accounts will not speculate in foreign currency exchange, and will enter into foreign currency transactions only to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain which might result should the value of such currency increase.

The Accounts will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market.

By entering into a forward contract for the purchase or sale of foreign currency involved in an underlying security transaction, the Account is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, an Account may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging". Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, an Account may enter into a forward contract to buy that foreign currency for a fixed dollar amount. TheAccounts may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and "cross-hedge" transactions. In "cross-hedge" transactions, an Account holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect an Account against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

The Accounts may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, an Account may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave an Account in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that CREF will have flexibility to roll-over the foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its obligations thereunder. There is no express limitation on the percentage of an Account's assets that may be committed to foreign currency exchange contracts. The Accounts will not enter into foreign currency forward contracts or maintain a net exposure in such contracts where the Account would be obligated to deliver an amount of foreign currency in excess of the value of the Account's portfolio securities or other assets denominated in that currency or, in the case of a cross-hedge transaction, denominated in a currency or currencies that the Account's investment adviser believes will correlate closely to the currency's price movements. The Accounts generally will not enter into forward contracts with terms longer than one year.

SWAP TRANSACTIONS

The Accounts may, to the extent permitted by the New York State Insurance Department and the SEC, enter into privately negotiated "swap" transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve "swapping" a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

By entering into swap transactions, an Account may be able to protect the value of a portion of its portfolio against declines in market value. An Account may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities which may arise from time to time. An Account may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Account. However, there can be no assurance that the return an Account receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While an Account will only enter into swap transactions with counterparties it considers creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, CREF would be limited to contractual remedies under the swap agreement. There can be no assurance that CREF will succeed when pursuing its contractual remedies. To minimize an Account's exposure in the event of default, the Accounts will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When an Account enters into swap transactions on a net basis, the net amount of the excess, if any, of the Account's obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Account's custodian. To the extent an Account enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Account's obligations, if any, with respect to each such swap agreement, accrued on a daily basis. (See "Segregated Accounts" below.)


Swap agreements are considered to be illiquid by the SEC staff and will be subject to the limitations on illiquid investments described above (see page B-).


To the extent that there is an imperfect correlation between the return an Account is obligated to swap and the securities or instruments representing such return, the value of the swap transaction may be adversely affected. An Account therefore will not enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of the Accounts to engage in swap transactions in a speculative manner but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, an Account's portfolio.

SEGREGATED ACCOUNTS

In connection with when-issued securities, firm commitment agreements, forward purchases of foreign currencies and certain other transactions in which CREF incurs an obligation to make payments in the future, CREF may be required to segregate assets with its custodian bank in amounts sufficient to settle the transaction. To the extent required, such segregated assets will consist of liquid assets such as cash, United States Government securities or other appropriate high grade debt obligations as may be permitted by law.

SPECIAL CONSIDERATIONS AFFECTING FOREIGN INVESTMENTS


As described more fully in the Prospectus, certain CREF Accounts may invest in foreign securities including those in emerging markets. In addition to the general risk factors discussed in "Foreign Investments" on page of the Prospectus, there are a number of country- or region-specific risks and other considerations that may affect these investments.

INVESTMENT IN EUROPE


The total European market (consisting of the European Union, the European Free Trade Association and Eastern European countries) contains over 800 million consumers, which makes it much larger than either the United States or Japanese market. European businesses compete both nationally and internationally in a wide range of industries, and recent political and economic changes throughout Europe are likely to further expand the role of Europe in the global economy. As a result, a great deal of interest and activity has been generated in the "new" Europe that may result. However, many of the anticipated changes involve synthesizing or changing a wide array of economic and political systems, and there can be no guarantee that such changes will occur as anticipated or will have results that investors would regard as favorable.



The European Union. The European Union ("EU") consists of Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, Sweden, and the United Kingdom (the "EU Nations"), with a total population exceeding 370 million. The EU Nations have undertaken to establish, among themselves, a single market that is largely free of internal barriers and hindrances to the free movement of goods, persons, services and capital. Although it is difficult to predict when this goal will be fully realized, it is expected that such achievement will increase efficiency and the ability of the EU Nations to compete globally by simplifying product distribution networks, promoting economies of scale, and increasing labor mobility, among other effects. In addition, efforts to achieve monetary union have effected a dramatic decline in interest rates for some prospective members which is expected to have important positive consequences for these economies and their financial markets. Uncertainties with regard to the achievement of these goals and their extensive ramifications represent important risk considerations for investors in these countries.


EUROPEAN FREE TRADE ASSOCIATION. The European Free Trade Association ("EFTA") consists of Iceland, Liechtenstein, Norway and Switzerland. These entities have also worked to expand trade through the lowering or abolition of tariffs between member countries. A major goal of the EFTA countries has been a more structured partnership with the EU and the formation of a European Economic Area, with the aim of developing such a partnership to coincide with the establishment of the EU's unified market.

EASTERN EUROPE. A number of Eastern European nations and former republics of the U.S.S.R. are currently implementing or considering reforms directed at political and economic liberalization, including efforts to foster multi-party political systems and to move away from centrally planned, socialist economies towards free market economies. However, these changes will invariably take time and may result in a high degree of social, economic, or political unpredictability or instability over the short- or long-term. Thus, although unique investment opportunities may be presented, they may entail a high degree of risk.

INVESTMENT IN THE PACIFIC BASIN


The economies of the Pacific Basin vary widely in their stages of economic development. Some (such as Japan, Australia, Singapore, and Hong Kong) are considered advanced by Western standards; others (such as Thailand, Indonesia, and Malaysia) are considered "emerging" --rapidly shifting from natural resource and agriculture based systems to more technologically advanced systems oriented toward manufacturing. The major reform of China's economy and polity continues to be an important stimulus to economic growth internally, and, through trade, across the region. Intra-regional trade has become increasingly important to a number of these economies. Japan, the second largest economy in the world, is the dominant economy in the Pacific Basin, with one of the highest per capita incomes in the world. Its extensive trade relationships also contribute to regional and global economic growth. Economic growth has historically been relatively strong in the region, but potential policy miscalculations or other events could pose important risks to equity investors in any of these economies.


INVESTMENT IN CANADA


Canada, a country rich in natural resources and a leading industrial country of the world, is by far the most important trading partner of the United States. The U.S. and Canada have entered into the U.S. - Canada Free Trade Agreement which, over a 10-year period from 1989, will remove trade barriers affecting all important sectors of each country's economy. In addition, the U.S., Canada, and Mexico have established the North American Free Trade Agreement ("NAFTA"), which is expected to significantly benefit the economies of all three countries. Uncertainty regarding the longer - run political structure of Canada is an added risk to investors.


INVESTMENT IN LATIN AMERICA


Latin America (including Mexico and Central America) has a population of approximately 455 million and is rich in natural resources. Important gains in the manufacturing sector have developed in several of the major countries in the region. A number of countries in the region have taken steps to reduce impediments to trade, most notably through the NAFTA agreement, between the U.S., Canada and Mexico and the Mercosur agreement between Argentina, Brazil, Paraguay and Uraguay, with Chile as an associate member. Political turmoil, high inflation, restrictions on international capital flows, intermittment problems with capital flight, and some difficulties in the repayment of external debt, however, remain important concerns in the region -- exacerbating the risks in these equity markets. As a result Latin America equity markets have been extremely volatile. Efforts to stimulate these economies through privatization, and fiscal and monetary reform have been met with some success with gains in output growth, and slowing rates of inflation. These efforts may result in attractive investment opportunities. However, there can be no assurance that these or other changes will bring about results investors would regard as favorable.


OTHER REGIONS

There are developments in other regions and countries around the world which could lead to additional investment opportunities. CREF will monitor these developments and may invest when appropriate. The Stock Account already invests in other regions.

OTHER INVESTMENT TECHNIQUES AND OPPORTUNITIES

CREF has been an industry leader in devising investment strategies for retirement investing, including developing sophisticated research methods and dividing a portfolio into segments, some designed to track the U.S. markets as a whole and others that are actively managed and selected for their investment potential.

The Accounts may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio's overall return, irrespective of how these actions may affect the weight of the particular securities in an Account's portfolio.

PORTFOLIO TURNOVER

The transactions engaged in by the Accounts are reflected in the Accounts' portfolio turnover rates. The rate of portfolio turnover for each Account is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Account's portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Account and ultimately by the Account's Participants. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time if investment judgment or account operations make a sale advisable.



The Stock Account has no fixed policy with respect to portfolio turnover. In general, however, this Account historically has maintained a portfolio turnover rate that is low in comparison to most equity mutual funds. However, to the extent that investment experience, changing economic conditions, or the availability of transferability and cash distributions so require, this Account may, consistent with its stated investment objective and policies, experience a higher portfolio turnover rate. The Stock Account's portfolio turnover rates for 1996 and 1995 were 19.57% and 16.25%, respectively.

The Global Equities Account has no fixed policy on portfolio turnover. The portfolio turnover rates for that Account for 1996 and 1995 were 88.84% and 67.50%, respectively.

The Growth Account has no fixed policy on portfolio turnover. The portfolio turnover rate for that Account for 1996 and 1995 were 38.51% and 24.42%, respectively.

The Equity Index Account has no fixed policy on portfolio turnover. The portfolio turnover rate for that Account for 1996 and 1995 were 7.85% and 8.31%, respectively.

The Bond Market Account is expected to experience a higher portfolio turnover rate when interest rates are volatile and CREF restructures the portfolio to conserve capital or to secure higher returns. Turnover level could be relatively low during periods when interest rates are stable. The portfolio turnover rates for the Bond Market Account in 1996 and 1995 were 145.27% and 185.11%, respectively. These rates result in part from using a technique called "mortgage rolls", which involves the purchase and sale of delayed-delivery mortgage securities.



The Inflation-Linked Bond Account has no fixed policy on portfolio turnover.


The Social Choice Account has no fixed policy on portfolio turnover. The portfolio turnover rates for that Account in 1996 and 1995 were 40.93% and 52.65%, respectively.


No portfolio turnover rate is calculated for the Money Market Account due to the short maturities of the instruments purchased.

Because a higher portfolio turnover rate will increase brokerage costs to the Accounts, each Account will carefully weigh the added costs of short-term investment against the gains anticipated from such transactions.

VALUATION OF ASSETS

The assets of each Account are valued as of the close of each valuation day.

THE STOCK ACCOUNT

Investments for which market quotations are readily available are valued at the market value of such investments, which is determined as follows:

     Equity securities listed or traded on the New York Stock Exchange or the American Stock Exchange are valued based on their last sale price on such exchange on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Equity securities which are listed or traded on any other exchange are valued in a comparable manner on the principal exchange where traded.

     Equity securities traded in the United States over-the-counter market are valued based on the last sale price on the date of valuation for NASDAQ National Market System securities, or at the mean of the closing bid and asked prices if no sale is reported. Other U.S. over-the-counter equity securities are valued at the mean of the closing bid and asked prices.

     Investments traded on a foreign exchange or in foreign markets are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of certain other investments held by these Accounts. If events materially affecting the value of foreign investments occur between the time when their price is determined and the time when the Account's net asset value is calculated, such investments will be valued at fair value as determined in good faith by the Finance Committee of the Board and in accordance with the responsibilities of the Board as a whole.

To the extent the Stock Account owns debt instruments (including money market instruments), they will be valued in accordance with the procedures set forth for such instruments for the Bond Market Account (described below).


THE GLOBAL EQUITIES, GROWTH AND EQUITY INDEX ACCOUNTS

For the Global Equities, Growth, and Equity Index Accounts, we use an independent pricing service to value securities with maturities longer than one year, except when we believe prices don't accurately reflect the security's fair value. Equity securities are valued in accordance with the procedures followed by the Stock Account for those securities. To the extent the Global Equities, Growth and Equity Index Accounts own debt instruments (including money market instruments), they will be valued in accordance with the procedures set forth for such instruments for the Bond Market Account (described below).

THE BOND MARKET ACCOUNT

For the Bond Market Account, fixed-income securities (including money market instruments) for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Values for money market instruments with maturities of one year or less will be obtained from either one or more of the major market makers or from one or more of the financial information services for the securities to be valued. For securities with maturities longer than one year, these values will be derived utilizing an independent pricing service when such prices are believed to reflect the fair value of these securities. To the extent the Bond Market Account owns any equity or foreign securities, they will be valued in accordance with the procedures followed by the Stock Account for those securities, as described on page B- . We use an independent pricing service to value securities with maturities longer than one year, except when we believe prices don't accurately reflect the security's fair value.

THE INFLATION-LINKED BOND ACCOUNT

For the Inflation-Linked Bond Account, debt instruments (including money market instruments) are valued in accordance with the procedures set forth for the Bond Market Account (described above). To the extent the Inflation-Linked Bond Account owns any equity or foreign securities, they will be valued in accordance with the procedures followed by the Stock Account for those securities, as described on page B- . We use an independent pricing service to value securities with maturities longer than one year, except when we believe prices don't accurately reflect the security's fair value.

THE SOCIAL CHOICE ACCOUNT

For the Social Choice Account, equity securities are valued in accordance with the procedures followed by the Stock Account for those securities. Those procedures are described on page B- . Debt instruments (including money market instruments) are valued in accordance with the procedures set forth for the Bond Market Account (described above).

THE MONEY MARKET ACCOUNT

Except as set forth above, money market instruments for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality, and type) obtained from either one or more of the major market-makers or from one or more of the financial information services for the securities to be valued. Short-term money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis; provided, however, that if the valuation determined using the amortized cost method for such securities is materially different from the actual market value, then such short-term money market instruments will be valued at market value. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or, in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant proportionate amortization in value until maturity of the discount or premium is assumed.

For valuation purposes: (1) the maturity date of a variable rate instrument, the principal amount of which is due in 397 days or less, is deemed to be the next interest readjustment date; (2) the maturity date of a variable rate instrument with a put feature is deemed to be the later of the next interest readjustment date or the put date; and (3) the maturity date of a floating rate instrument with a put feature will be deemed to be the put date.

OPTIONS

Portfolio investments underlying options are valued as described above. Stock options written by the Stock, Global Equities, Growth, Equity Index, and Social Choice Accounts are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of the Stock, Global Equities, Growth, Equity Index, and Social Choice Accounts' net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

For example, when an Account writes a call option, the amount of the premium is included in the Account's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the Account enters into a closing purchase transaction it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the Account realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

A premium paid on the purchase of a put will be deducted from an Account's assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith under the direction of the Finance Committee of the Board and in accordance with the responsibilities of the Board as a whole (see "Management," below).

MANAGEMENT

CREF OVERSEERS, TRUSTEES AND OFFICERS

The names of the Overseers, Trustees and certain officers of CREF and information about their positions with CREF and their principal occupations during the past five years are shown below.

CREF BOARD OF OVERSEERS*                    AGE      PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
------------------------                    ---      -----------------------------------------
Lucius J. Barker                            68       William Bennett Munro Professor of
Department of Political Science                      Political Science, Stanford University.
Stanford University                                  Chairperson, Department of Political
Stanford, California 94305                           Science, Stanford University, from 1993
                                                     to 1996

William G. Bowen                            63       President, The Andrew W. Mellon Foundation
The Andrew W. Mellon Foundation
140 East 62nd Street
New York, New York 10021

Gertrude G. Michelson                       71       Retired since 1992.  Formerly, Senior
R.H. Macy & Co., Inc.                                Vice President, R.H. Macy & Co., Inc.
151 West 34th Street
New York, New York 10001-2124

Jack W. Peltason                            73       President Emeritus, University of
18 Whistler Court                                    California, since 1995.  Formerly,
Irvine, California 92715                             President, University of California and
                                                     Chancellor, University of California,
                                                     Irvine

Clifton R. Wharton, Jr.                     70       Formerly, Chairman and Chief Executive
TIAA-CREF                                            Officer of TIAA and CREF.  Former U.S.
730 Third Avenue                                     Deputy Secretary of State
New York, New York 10017-3206

John C. Whitehead                           75       Chairman, AEA Investors Inc.
Park Avenue Tower
65 East 55th Street
New York, New York 10022



----------
*Also members of TIAA Board of Overseers.


TRUSTEES OF CREF                            AGE      PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------                            ---      -----------------------------------------

Robert H. Atwell (1)                        66       President Emeritus, American Council on
601 Yardarm Lane                                     Education.  Formerly, President,
Longboat Key, Florida 34228                          American Council on Education.

Elizabeth E. Bailey                         57       John C. Hower Professor of Public Policy
The Wharton School                                   and Management, The Wharton School of the
University of Pennsylvania                           University of Pennsylvania.  Formerly,
Suite 3100                                           Professor, Carnegie Mellon University
Steinberg Dietrich Hall                              and Dean, Graduate School of Industrial
Philadelphia, Pennsylvania                           Administration, Carnegie Mellon University
19104-6372

Gary P. Brinson (3)                         52       Member, Group Executive Board, Swiss
Brinson Partners, Inc.                               Bank Corporation, since 1995.  Chief
209 South LaSalle Street                             Investment Officer and Member, Group
Chicago, Illinois 60604-1295                         Executive Committee, Swiss Bank
                                                     Corporation, since 1996.
                                                     President and Managing Partner,
                                                     Brinson Partners, Inc.

Joyce A. Fecske (1)                         50       Vice President Emerita, DePaul University
4800 South Karlov Avenue                             since 1994.  Formerly, Vice President for
Chicago, Illinois 60632                              Human Resources, DePaul University

Edes P. Gilbert                             65       Head, The Spence School
The Spence School
22 East 91st Street
New York, New York 10128

Stuart Tse Kong Ho (3)                      60       Chairman and President, Capital Investment
Capital Investment of Hawaii,                        of Hawaii, Inc.  Chairman, Gannett
Inc.                                                 Pacific Corporation
Suite 1700
733 Bishop Street
Honolulu, Hawaii 96813

Nancy L. Jacob (2)                          54       President and Managing Director,
Windermere Investment Associates                     Windermere Investment Associates, since
Suite 925                                            January 1997.  Formerly, Chairman and
121 S.W. Morrison Street                             Chief Executive Officer, CTC Consulting,
Portland, Oregon 97204                               Inc. and Executive Vice President, U.S.
                                                     Trust of the Pacific Northwest.


----------
         (1)      Member of Executive Committee
         (2)      Member of Finance Committee
         (3)      Member of Executive and Finance Committees


TRUSTEES OF CREF                            AGE      PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------                            ---      -----------------------------------------
Marjorie Fine Knowles                       57       Professor of Law, Georgia State
College of Law                                       University College of Law
Georgia State University
University Plaza
Atlanta, Georgia 30303-3092

Jay O. Light (2)                            55       Professor of Business Administration,
Harvard Business School                              Harvard University Graduate School of
Morgan Hall 489                                      Business Administration
Soldiers Field
Boston, Massachusetts 02163

Bevis Longstreth (2)                        63       Partner, Debevoise & Plimpton.  Adjunct
Debevoise & Plimpton                                 Professor, Columbia University School of
875 Third Avenue                                     Law
New York, New York  10022

Robert M. Lovell, Jr. (2)                   66       Founding Partner, First Quadrant L.P.
First Quadrant Corp.                                 Formerly, Chairman and Chief Executive
100 Campus Drive                                     Officer, First Quadrant Corp.
P.O. Box 939
Florham Park, New Jersey 07932

Stephen A. Ross (3)                         53       Sterling Professor of Economics and
School of Organization and                           Finance, School of Organization and
Management                                           Management, Yale University. Co-
Yale University                                      Chairman, Roll & Ross Asset Management
52 Hillhouse Avenue                                  Corp.
New Haven, Connecticut 06520

Eugene C. Sit (3)                           58       Chairman, Chief Executive and Chief
Sit Investment Associates, Inc.                      Investment Officer, Sit Investment
4600 Norwest Center                                  Associates, Inc. and Chairman and
90 South Seventh Street                              Chief Executive Officer, Sit-Kim
Minneapolis, Minnesota 55402                         International Investment Associates, Inc.

Maceo K. Sloan (2)                          46       Chairman, President, and Chief Executive
NCM Capital Management Group, Inc.                   Officer, Sloan Financial Group, Inc. and
Suite 400                                            NCM Capital Management Group, Inc.
103 West Main Street
Durham, North Carolina 27701-3638


----------
         (1)      Member of Executive Committee
         (2)      Member of Finance Committee
         (3)      Member of Executive and Finance Committees


TRUSTEES OF CREF                            AGE      PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------                            ---      -----------------------------------------
Harry K. Spindler                           67       Retired since 1993.  Formerly, Senior
80 Brightonwood Road                                 Vice Chancellor, Division of
Glenmont, New York 12077                             Administrative Affairs, State University
                                                     of New York System

David K. Storrs (2)                         52       President and Chief Executive Officer,
Alternative Investment                               Alternative Investment Group, L.L.C.,
Group, L.L.C.                                        since August 1996.  Adviser to the
65 South Gate Lane                                   President, The Common Fund, from January
Southport, Connecticut 06490                         1996 to October 1996.  President and Chief
                                                     Executive Officer, The Common Fund, from
                                                     1993 to 1996.  Formerly, Executive Vice
                                                     President, The Common Fund

Robert W. Vishny (2)                        38       Eric J. Gleacher Professor of Finance,
University of Chicago                                University of Chicago, since 1993.
Graduate School of Business                          Founding Partner, LSV Asset Management
1101 East 58th Street
Chicago, Illinois 60637

OVERSEER-OFFICER-TRUSTEE**
--------------------------
John H. Biggs (3)                           60       Chairman and Chief Executive Officer, CREF
                                                     and TIAA, since 1993.  Formerly, President
                                                     and Chief Operating Officer, CREF and TIAA
OFFICER-TRUSTEE**
-----------------

Thomas W. Jones (3)                         47       Vice Chairman, CREF and TIAA, since 1995.
                                                     President and Chief Operating Officer,
                                                     CREF and TIAA, since 1993.  Formerly,
                                                     Executive Vice President, Finance and
                                                     Planning, CREF and TIAA

Martin L. Leibowitz (2)                     60       Vice Chairman and Chief Investment
                                                     Officer, CREF and TIAA, since 1995.
                                                     Trustee and President, TIAA-CREF
                                                     Investment Management, Inc. ("Investment
                                                     Management"), Director and President,
                                                     Teachers Advisors, Inc. ("Advisors") and
                                                     Executive Vice President, TIAA Separate
                                                     Account VA-1, since 1995.  Executive Vice
                                                     President, CREF and TIAA, from June 1995
                                                     to November 1995.  Formerly, managing
                                                     director-director of research and a member
                                                     of the executive committee, Salomon
                                                     Brothers, Inc.



Messrs. Biggs, Jones, Leibowitz and Longstreth are deemed "interested persons" of CREF within the meaning of the Investment Company Act of 1940.


----------
** The address for all CREF Officers is 730 Third Avenue, New York, New York 10017.
(1) Member of Executive Committee
(2) Member of Finance Committee
(3) Member of Executive and Finance Committees



OTHER OFFICERS**                            AGE      PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------                            ---      -----------------------------------------

Richard J. Adamski                          54       Vice President and Treasurer, CREF and
                                                     TIAA, since 1991 and Vice President and
                                                     Treasurer, Investment Management, TIAA-
                                                     CREF Individual & Institutional Services,
                                                     Inc. ("Services"), since 1992 and Teachers
                                                     Personal Investors Services, Inc. ("TPIS")
                                                     and Advisors, since 1994

Richard L. Gibbs                            50       Executive Vice President, CREF, TIAA,
                                                     Investment Management and Services, since
                                                     1993, and Advisors, since 1994, Vice
                                                     President, Investment Management and
                                                     Services, from 1992 to 1993.  Formerly,
                                                     Vice President, Finance, CREF and TIAA

Albert J. Wilson                            64       Vice President and Chief Counsel,
                                                     Corporate Secretary, CREF and TIAA


----------
**  The address for all CREF Officers is 730 Third Avenue, New York, New York
    10017

COMPENSATION OF CREF TRUSTEES


In 1996, the basic annual stipend for trustees who are not officers of CREF ("non-officer Trustees") was $15,000; non-officer Trustees were also paid $1,000 for each board and committee meeting attended. In addition, non- officer trustees who serve as chairpersons of committees receive an additional annual stipend of $3,000. Trustees who are active officers of CREF or TIAA do not receive any additional compensation for their services as trustees.


CREF has adopted a deferred compensation plan for non-officer Trustees. Under that plan, a Trustee who has served at least five years will be paid a lump- sum deferred compensation benefit after leaving the CREF Board. The amount of the lump-sum benefit will be calculated by multiplying the amount of the stipend in effect at the time of his or her termination from the Board by 50 percent, and multiplying that amount by the individual's number of years of service as a CREF Trustee, up to a maximum of twenty years. Trustees receive no other retirement or pension benefits.

The following table discloses the aggregate compensation received from CREF and the amount of the lump-sum deferred compensation benefit accrued as part of CREF's expenses for each non-officer Trustee for the year ended December 31, 1996. No non-officer Trustee receives compensation from any entity that could be deemed part of a fund complex with CREF.



                                                      AGGREGATE                      LUMP SUM DEFERRED
                                                  COMPENSATION FROM              COMPENSATION BENEFIT ACCRUED
                    NAME                                CREF                      AS PART OF CREF EXPENSES 1


Robert H. Atwell                                        $40,000                           $13,095
Elizabeth E. Bailey                                     $45,000                            $8,159
Andrew F. Brimmer                                      $117,000 2                         $15,655
Gary P. Brinson                                         $23,000                            $2,380
Joyce A. Fecske                                         $27,000                            $2,268
Edes P. Gilbert                                         $33,000                           $10,481
Stuart Tse Kong Ho                                      $28,000                            $7,668
Nancy L. Jacob                                          $29,000                            $8,021
Marjorie Fine Knowles                                   $37,000 3                          $8,994
Jay O. Light                                            $25,000                            $6,065
Bevis Longstreth5                                        $2,000                            $4,052
Robert M. Lovell, Jr.                                   $32,000 3                         $23,730
Robert C. Merton                                        $81,000 2                         $10,437
Stephen A. Ross                                         $31,000 3                          $6,774
Eugene C. Sit                                           $28,000                            $5,568
Maceo K. Sloan                                          $34,000                            $2,425
Harry K. Spindler                                       $40,000 4                         $17,346
David K. Storrs                                         $40,000                            $2,530
Robert W. Vishny5                                        $3,000                              $592


1    Assumes service through age 70.


2 Includes $90,000 deferred compensation benefit paid to Mr. Brimmer and $60,000 deferred compensation benefit paid to Mr. Merton in accordance with plan provisions.

3 This compensation was not actually paid based on prior election of Trustee to defer receipt of payment in accordance with the provisions of a CREF deferred compensation plan for non-officer Trustees. This plan was terminated as to future participation effective August 1986. In addition, $594,590, $509,477 and $532,963 has been deferred for prior years service through year-end 1995 for Ms. Knowles, Mr. Lovell and Mr. Ross, respectively. (These amounts include interest.)

4 Mr. Spindler discontinued his deferred compensation agreement as of December 31, 1993. A total of $425,805 had been deferred for his prior years' service. (This amount includes interest.)

5 Mr. Longstreth and Mr. Vishny were elected to the CREF Board of Trustees in November 1996.

The following table shows the estimated lump-sum deferred compensation benefit payable to each non-officer Trustee when he or she leaves the Board and the years of service used in estimating that benefit.


                                             ESTIMATED
                                             LUMP-SUM
                                              DEFERRED                YEARS OF
                    NAME                COMPENSATION BENEFIT          SERVICE 1

Robert H. Atwell                               $105,000                 14
Elizabeth E. Bailey                            $150,000                 20
Andrew F. Brimmer                               $90,000 2               12
Gary P. Brinson                                $135,000                 18
Joyce A. Fecske                                $150,000                 20
Edes P. Gilbert                                 $97,500                 13
Stuart Tse Kong Ho                             $112,500                 15
Nancy L. Jacob                                 $150,000                 20
Marjorie Fine Knowles                          $150,000                 20
Jay O. Light                                   $150,000                 20
Bevis Longstreth                                $60,000                  8
Robert M. Lovell, Jr.                          $150,000                 20
Robert C. Merton                                $60,000 2                8
Stephen A. Ross                                $150,000                 20
Eugene C. Sit                                  $127,500                 17
Maceo K. Sloan                                 $150,000                 20
Harry K. Spindler                              $105,000                 14
David K. Storrs                                $150,000                 20
Robert W. Vishny                               $150,000                 20


1    Assumes Trustee leaves the Board at age 70.


2    Deferred compensation benefit paid in accordance with plan provisions.



INVESTMENT ADVISORY AND RELATED SERVICES

Investment advisory services and related services for the Accounts are provided on an at-cost basis by personnel of TIAA-CREF Investment Management, Inc. ("Investment Management"). Investment Management is a nonprofit subsidiary of TIAA, CREF's companion organization, and is registered as an investment adviser under the Investment Advisers Act of 1940. Investment Management manages the investment and reinvestment of the assets of each Account, subject to the direction and control of the Finance Committee of the Board of Trustees and in accordance with the responsibilities of the Board as a whole. The advisory personnel of Investment Management perform all research, make recommendations, and place orders for the purchase and sale of securities. Investment Management also provides for all portfolio accounting, custodial and related services for the assets of each Account.

As described in the Prospectus, a daily deduction from the net assets of each Account is made at an annual rate of .08% for the Stock Account, .15% for the Global Equities Account, .13% for the Growth Account, .07% for the Equity Index Account, .06% for the Bond Market Account, .08% for the Inflation-Linked Bond Account, .07% for the Social Choice Account, and .06% for the Money Market Account, for expenses related to the management of the assets of the Accounts. The total dollar amounts of expenses for the Stock Account attributable to these services during 1996, 1995, and 1994 were $61,960,030, $56,809,391, and
$48,763,621, respectively. During 1996, 1995 and 1994, the total dollar amounts of expenses for the Global Equities Account were $5,168,905, $4,510,927 and $3,978,783, respectively. During

1996, 1995, and 1994 (April 1 to December 31), the total dollar amounts of expenses for the Growth Account were $2,134,334, $1,264,250, and $230,820, respectively. During 1996, 1995 and 1994 (April 1 to December 31), the total dollar amounts of expenses for the Equity Index Account were $495,305, $173,653, and $97,761, respectively. During 1996, 1995 and 1994, the total dollar amounts of expenses for the Bond Market Account were $656,539, $459,373, and $354,378, respectively. During 1996, 1995 and 1994, the total dollar amounts of expenses for the Social Choice Account were $976,893, $713,335 and $633,369, respectively. The total dollar amount of expenses for the Money Market Account attributable to these services during 1996, 1995, and 1994 were $2,597,014, $2,272,804 and $1,461,774, respectively.


CUSTODY OF PORTFOLIO

The custodians for the assets of the Accounts are as follows:


STOCK, GLOBAL EQUITIES, GROWTH, AND EQUITY INDEX ACCOUNTS.
Bankers Trust Company, 16 Wall Street, New York, New York 10015, acts as the custodian for all of these accounts' domestic assets. It also acts as custodian for certain Japanese securities through subcustodial arrangements. The Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, New York 11245 is responsible for the custody of all foreign securities and other foreign assets, other than those held by Bankers Trust. These securities are held in foreign branches of The Chase Manhattan Bank or in the sub-custody of either foreign banks or trust companies that are members of The Chase Manhattan Bank's global custody network or foreign depositories used by such members.


In addition, certain of CREF's assets are held by Canada Trust Company, 320 Bay at Adelaide, Toronto, Ontario M5H 2P6, Canada, pursuant to an indenture agreement with CREF.

BOND MARKET ACCOUNT. Bank of New York, One Wall Street, New York, New York 10286 acts as the custodian for all assets of the Bond Market Account.

INFLATION-LINKED BOND ACCOUNT. Bank of New York, One Wall Street, New York, New York 10286 acts as the custodian for all assets of the Inflation-Linked Bond Account.

SOCIAL CHOICE ACCOUNT. Bank of New York, One Wall Street, New York, New York 10286 acts as the custodian for the bonds and money market instruments held by the Social Choice Account. Bankers Trust Company, 16 Wall Street, New York, New York 10015, acts as the custodian for the equities held by the Social Choice Account.

MONEY MARKET ACCOUNT.  Bank of New York, One Wall Street, New
York, New York 10286 acts as the custodian for all assets of the Money Market Account.


AUDITORS

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, serves as CREF's independent auditors and, in that regard, provides general auditing services for CREF.

BROKERAGE ALLOCATION

Investment Management is responsible for decisions to buy and sell securities for the Accounts as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is Investment Management's intention to place brokerage orders with the objective of obtaining the best price, execution and available data. When purchasing or selling securities traded on the over-the-counter market, Investment Management generally will execute the transaction with a broker engaged in making a market for such securities. When Investment Management deems the purchase or sale of a security to be in the best interests of more than one Account, it may, consistent with its fiduciary obligations, aggregate the securities to be sold or purchased. When Investment Management deems the purchase or sale of a security to be in the best interests of an account, its personnel also may, consistent with their fiduciary obligations, decide to buy or sell a security for that account at the same time as for an account of TIAA Separate Account VA-1 that they may also be managing on behalf of Teachers Advisors, Inc., an investment adviser also affiliated with TIAA. In those events, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Investment Management to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the Accounts. Currently, some foreign brokerage commissions are fixed under the local law and practice. There is, however, an ongoing trend to adopt a new system of negotiated commissions in many countries.

Transactions in fixed-income instruments with dealers generally involve spreads rather than commissions. That is, the dealer generally functions as a principal, generating income from the spread between the dealer's purchase and sales prices, rather than as a broker, charging a proportional or fixed fee.

Investment Management will place orders with brokers providing useful research and statistical data services if reasonable commissions can be negotiated for the total services furnished even though lower commissions may be available from brokers not providing such services. Investment Management follows guidelines established by CREF for the placing of orders with brokers providing such services.


In 1996, the aggregate amount of brokerage commissions paid by the Stock Account, the Global Equities Account, and the Growth Account to such brokers as a result of such allocations was $31,441,043, $4,837,532, and $870,661 respectively. Research or services obtained for one Account may be used by Investment Management in managing the other Accounts. In such circumstances, the expenses incurred will be allocated in an equitable manner consistent with Investment Management's fiduciary obligations to the other Accounts.


Research or services obtained for TIAA Separate Account VA-1 may be used by personnel of Teachers Advisors, Inc. who also manage the CREF Accounts for Investment Management. In such circumstances, the expenses incurred will be allocated in an equitable manner consistent with the fiduciary obligations of personnel of Teachers Advisors, Inc. to TIAA Separate Account VA- 1.


The aggregate amount of brokerage commissions paid by the Stock Account during 1996, 1995, and 1994 was $40.9 million, $38.0 million and $36.5 million, respectively. The aggregate amount of brokerage commissions paid by the Global Equities Account in 1996, 1995 and 1994 was $7.9 million, $5.2 million and $7.4 million, respectively. The aggregate amount of brokerage commissions paid by the Growth Account in 1996, 1995 and 1994 (April 1 to December 31) was $1,353,985, $770,000 and $261,700, respectively. The aggregate amount of brokerage commissions paid by the Equity Index Account in 1996, 1995, and 1994 (April 1 to December 31) was $172,127, $145,800, and $38,200, respectively. The aggregate amount of brokerage commissions paid by the Social Choice Account in 1996, 1995 and 1994 was $61,844, $.05 million and $.10 million, respectively. No brokerage commissions were paid by the Money Market Account or by the Bond Market Account during 1996, 1995 or 1994.

During 1996, the CREF Accounts acquired securities of certain of their regular brokers or dealers or their parents, where the parent derives more than 15% of its total income from securities related activities. These entities and the securities held by the Accounts as of December 31, 1996, are set forth below:



STOCK ACCOUNT

A.  REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID


    Morgan Stanley & Co. Inc.
    (Parent-Morgan Stanley Group, Inc.)                                   $ 51,024,050

    Merrill Lynch, Pierce, Fenner & Smith, Inc.
    (Parent-Merrill Lynch & Co., Inc.)                                    $135,110,374

    BZW Securities Ltd.
    (Parent-Barclays PLC)                                                 $ 46,464,480

    SBC Warburg Inc.
    (Parent-Swiss Bank Corp.)                                             $ 18,409,987



B.  REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS
    PRINCIPAL





GLOBAL EQUITIES ACCOUNT

A.  REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID



    Merrill Lynch, Pierce, Fenner & Smith, Inc.
    (Parent-Merrill Lynch & Co., Inc.)                     $3,586,000

    SBC Warburg Inc.
    (Parent-Swiss Bank Corp.)                          $2,488,722

    Salomon Brothers, Inc.
    (Parent-Salomon, Inc.)                             $1,036,750

    BZM Securities Ltd.
    (Parent-Barclays PLC)                              $5,613,337

    UBS Securities Inc.                                $3,694,236


B.  REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS
    PRINCIPAL








GROWTH ACCOUNT

A.  REGULAR BROKER OR DEALER BASED ON COMMISSIONS PAID


    Smith Barney, Inc.
    (Parent-Travelers Group, Inc.)                            $526,250


B.  REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS
    PRINCIPAL

EQUITY INDEX ACCOUNT


A.  REGULAR BROKER OR DEALER BASED ON COMMISSIONS PAID

    Bear, Stearns & Co. Inc.
    (Parent-Bear Stearns Cos. Inc.)                             $472,314

    PaineWebber Inc.
    (Parent-PaineWebber Group, Inc.)                            $295,314

B.  REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS
    PRINCIPAL







BOND MARKET ACCOUNT

A.  REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID

                                      NONE


B.  REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS
    PRINCIPAL






SOCIAL CHOICE ACCOUNT

A.  REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID

                                      NONE

B.  REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS
    PRINCIPAL





MONEY MARKET ACCOUNT

A.  REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID

                                      NONE

B.  REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS
    PRINCIPAL







PERFORMANCE INFORMATION

TOTAL RETURN INFORMATION FOR THE ACCOUNTS

Total return quotations for the Accounts may be advertised. Total return quotations will reflect all aspects of an Account's return. Average annual total returns are determined by finding the average annual compounded rates of return over the 1, 5, and 10 year periods that reflect the growth (or decline) in value of a hypothetical $1,000 investment made at the beginning of the 1, 5, or 10 year period through the end of that period, according to the following formula:

                           P(1+T)n = EV
         where:            P   = hypothetical initial payment of $1,000
                           T   = average annual total return
                           n   = number of years in the period
                           EV  = ending value of the hypothetical investment
                               at the end of the 1, 5, or 10 year period.

To derive the total return quotations from this formula, the percentage net change in the value of the $1,000 investment from the beginning of the 1, 5, or 10 year period to the end of such period ("cumulative total return") is determined. Cumulative total returns simply reflect the change in value of an investment over a stated period. Since the accumulation unit value is a "total return" unit value that reflects the investment experience of the Account and all expense deductions made against the assets of the Account, the ending value, or EV, of the $1,000 hypothetical investment is determined by applying the percentage change in the accumulation unit value over the period to the hypothetical initial payment of $1,000 less the current deductions from premiums (0%). CREF then solves the equation for T to derive the average annual compounded rate of return for the Accounts over the span of 1, 5, or 10 years, and the resulting "total return" quotation is carried out to the nearest hundredth of one percent.


YIELD INFORMATION FOR THE BOND MARKET AND INFLATION-LINKED BOND
ACCOUNTS



Yield quotations for the Bond Market and Inflation-Linked Bond Accounts may be made available, including yield quotations based upon the thirty day (or one month) period ended on the date of calculation, computed by dividing the net investment income attributable to the accumulation fund for the Account by the value of a hypothetical accumulation on the last day of the period, according to the following formula:



                          YIELD = 2[((a-b)/cd +1)^6-1]


         where:  a = interest and dividends attributable to the accumulation fund earned during the period
                 b = expense deductions incurred during the period c = average daily number of accumulation units outstanding during the period
                 d = accumulation unit value on the last day of the period



Any yield quoted should not be considered a representation of the yield of the Bond Market or Inflation-Linked Bond Account in the future.

YIELD INFORMATION FOR THE MONEY MARKET ACCOUNT

Yield quotations for the Money Market Account, including yield quotations based upon the seven-day period ended on the date of calculation, may also be made available. These yield quotations are based on a hypothetical pre-existing account with a balance of one accumulation unit. In arriving at any such yield quotations, the net change during the period in the value of that hypothetical account is first determined. Such net change includes net investment income attributable to portfolio securities but excludes realized gains and losses from the sale of securities and unrealized appreciation and depreciation (which are included in the calculation of accumulation and annuity unit values). For this purpose, net investment income includes accrued interest on portfolio securities, plus or minus amortized premiums or purchase discount (including original issue discount), less all accrued expenses. Such net change is then divided by the value of that hypothetical account at the beginning of the period to obtain the base period return, and then the base period return is multiplied by 365/7 to annualize the current yield figure which is carried to at least the nearest hundredth of one percent.

The effective yield of the Money Market Account for the same seven-day period may also be disclosed. The effective yield is obtained by adjusting the current yield to give effect to the compounding nature of the Account's investments, and is calculated by the use of the following formula:

               Effective Yield = (Base Period Return + 1)365/7 -1

The Money Market Account's yield fluctuates, unlike many bank deposits or other investments which pay a fixed yield for a stated period of time. The annualization of one period's income is not necessarily indicative of future actual yields. Actual yields will depend on such variables as portfolio quality, average portfolio maturity, the type of instruments held in the portfolio, changes in interest rates on money market instruments, portfolio expenses, and other factors. In addition, the values of accumulation and annuity units will fluctuate.


INFLATION-ADJUSTED RETURN AND YIELD INFORMATION FOR THE
INFLATION-LINKED BOND ACCOUNT

In addition to making available the "nominal" return and yield information described above for the Inflation-Linked Bond Account, we may also make available inflation-adjusted or "real" return and yield information for the Account. This inflation- adjusted or "real" return and yield information will help Participants track the performance of the Account vis a vis inflation by separating out the return or yield for the Account over and above the inflation rate. For example, if you buy a bond paying a 7% nominal rate and inflation over the next year is 5%, your "real" rate of return would be 2%. We would calculate the "real" yield for the Account by using the 30-day yield formula that we use for the Bond Market Account set forth on page B- and adapting it as follows:


                     YIELD real = 2[((a(real)-b/cd)+1)^6 -1]


where a (real) = the sum of the total nominal cash flows for all bonds, discounted for inflation over a thirty day period in accordance with the following formula:

                        a (real) = a - a (*U.S. CPI - U)

where U.S. CPI - U = percentage change in the U.S. inflation rate over a thirty day period as measured by the change in the Consumer Price Index For Urban Consumers during that period.

We would calculate "real" return information for the Account by using the formula that we currently use to calculate total return for the CREF accounts set forth on page . In order to calculate real return, however, we would need to calculate the accumulation unit value in real terms by discounting the nominal accumulation unit value (AUV) by the change in the U.S. inflation rate during the applicable period. To do this, we would use the following formula:

                       *AUV (real) = *AUV - *U.S. CPI - U

where U.S. CPI - U = percentage change in the U.S. inflation rate over a thirty day period as measured by the change in the Consumer Price Index for Urban Consumers during that period.

Set forth below is total return information for the Accounts, which reflects all deductions made from the assets in the Accounts, applied to a hypothetical investment of $1,000 in each of the Accounts:


                                                                                           STOCK ACCOUNT
                                                                                           -------------

                                                                     AVERAGE ANNUAL
                                                                     COMPOUND RATES                             CUMULATIVE RATES
PERIOD                                                               OF TOTAL RETURN                             OF TOTAL RETURN
------                                                               ---------------                             ---------------

1 year
(January 1, 1996 to December 31, 1996)                                      %                                           %
5 years
(January 1, 1992 to December 31, 1996)                                      %                                           %
10 years
(January 1, 1987 to December 31, 1996)                                      %                                           %



                                                                                       GLOBAL EQUITIES ACCOUNT
                                                                                       -----------------------

                                                                     AVERAGE ANNUAL
                                                                     COMPOUND RATES                             CUMULATIVE RATES
PERIOD                                                               OF TOTAL RETURN                             OF TOTAL RETURN
------                                                               ---------------                             ---------------

1 year
(from January 1, 1996 to December 31, 1996)                                 %                                           %
4 years and 8 months
(from May 1, 1992 date of SEC registration to December 31, 1996)            %                                           %


                                                                                           GROWTH ACCOUNT
                                                                                           --------------

                                                                     AVERAGE ANNUAL
                                                                     COMPOUND RATES                             CUMULATIVE RATES
PERIOD                                                               OF TOTAL RETURN                             OF TOTAL RETURN
------                                                               ---------------                             ---------------
1 year
(from January 1, 1996 to December 31, 1996)                                 %                                           %
2 years and 8 months
(from April 29, 1994 date of SEC registration
to December 31, 1996)                                                       %                                           %

                                                                               EQUITY INDEX ACCOUNT
                                                                                --------------------

                                                               AVERAGE ANNUAL
                                                               COMPOUND RATES                             CUMULATIVE RATES
PERIOD                                                         OF TOTAL RETURN                             OF TOTAL RETURN
------                                                         ---------------                             ---------------
1 year
(from January 1, 1996 to December 31, 1996)                           %                                           %
2 years and 8 months                                                  %                                           %
(from April 29, 1994 date of SEC registration
to December 31, 1996)



                                                                                 BOND MARKET ACCOUNT
                                                                                 -------------------

                                                               AVERAGE ANNUAL
                                                               COMPOUND RATES                             CUMULATIVE RATES
PERIOD                                                         OF TOTAL RETURN                             OF TOTAL RETURN
------                                                         ---------------                             ---------------
1 year
(from January 1, 1996 to December 31, 1996)                           %                                           %
5 years
(from January 1, 1992 to December 31, 1996)                           %                                           %
6 years and 10 months
(from March 1, 1990 commencement of operations
to December 31, 1996)                                                 %                                           %


                                                                                SOCIAL CHOICE ACCOUNT
                                                                                ---------------------


                                                               AVERAGE ANNUAL
                                                               COMPOUND RATES                             CUMULATIVE RATES
PERIOD                                                         OF TOTAL RETURN                             OF TOTAL RETURN
------                                                         ---------------                             ---------------
1 year
(from January 1, 1996 to December 31, 1996)                           %                                           %
5 years (from January 1, 1992 to December 31, 1996)                   %                                           %
6 years and 10 months
(from March 1, 1990 commencement of operations
to December 31, 1996)                                                 %                                           %


                                                                      MONEY MARKET ACCOUNT
                                                                      --------------------

                                                           AVERAGE ANNUAL
                                                           COMPOUND RATES           CUMULATIVE RATES
PERIOD                                                     OF TOTAL RETURN           OF TOTAL RETURN
------                                                     ---------------           ---------------
1 year
(from January 1, 1996 to December 31, 1996)                       %                         %
5 years
(from January 1, 1992 to December 31, 1996)                       %                         %
8 years and 9 months
(from April 1, 1988 commencement of                               %                         %
operations to December 31, 1996)


PERFORMANCE COMPARISONS

Performance information for any of the Accounts may be compared, in advertisements, sales literature, and reports to Participants and employers, to the performance information reported by other investments and to various indices and averages. Such comparisons may be made with, but are not limited to (1) the S&P 500, (2) the Dow Jones Industrial Average ("DJIA"), (3) Lipper Analytical Services, Inc., Mutual Fund Performance Analysis Reports and the Lipper General Equity Funds Average, (4) Money Magazine Fund Watch, (5) Business Week's Mutual Fund Scoreboard, (6) SEI Funds Evaluation Services Equity Fund Report, (7) CDA Mutual Funds Performance Review and CDA Growth Mutual Fund Performance Index,
(8) Value Line Composite Average (geometric), (9) Wilshire 5000 Equity Index,
(10) Russell 1000, 2000, and 3000 indices, (11) the Donoghue's Money Fund Averages, (12) Salomon Brothers Broad Investment Grade Index, (13) Merrill Lynch Corporate Government Master Index, (14) Lehman Brothers Government/Corporate Bond Index, (15) Lehman Brothers Aggregate Bond Index, (16) the Consumer Price Index, published by the U.S. Bureau of Labor Statistics (measurement of inflation), (17) a Composite Index, comprised of the Standard & Poor's 500 Stock Index (60%) and the Lehman Brothers Aggregate Bond Index (40%), which measures the investment performance of a balanced portfolio of stocks and bonds, (18) the Morgan Stanley Capital International World Index, (19) the Morgan Stanley EAFE Index, (20) VARDS, and (21) Morningstar, Inc. We may also include the performance of these indices in advertisements, and discuss their comments about us. The Accounts' expenses may also be compared with those of other investments.

We may also advertise ratings that CREF receives from various rating services and organizations, including but not limited to any organization listed above. We may also advertise ratings received by TIAA. The performance of the Accounts also may be compared to other indices or averages that measure performance of a pertinent group of securities. Participants should keep in mind that the composition of the investments in the reported averages will not be identical to that of the Accounts and that certain formula calculations (i.e., yield) may differ from index to index. In addition, there can be no assurance that the Accounts will continue their performance as compared to such indices.

The Stock Account and the Equity Index Account are not promoted, sponsored, endorsed or sold by, nor affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Stock Account or Equity Index Account literature or publications and makes no representation or warranty, express or implied, as to their accuracy, completeness, or otherwise. Frank Russell Company reserves the right, at any time and without notice, to change or terminate the Russell 3000 index. Frank Russell Company has no obligation to take the needs of the Stock Account or its Participants into consideration in determining the index. Frank Russell Company's publication of the Russell 3000 index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all of the securities upon which the index is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness or reliability of the index or any data included in the index. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the index or any securities comprising the index. FRANK RUSSELL MAKES NO EXPRESS OR IMPLIED WARRANTIES OF ANY KIND OR NATURE, INCLUDING WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR SECURITIES INCLUDED THEREIN.

ILLUSTRATING COMPOUNDING, TAX DEFERRAL AND EXPENSE DEDUCTIONS

CREF may illustrate in advertisements, sales literature and reports to Participants the effects of tax deferral and/or compounding of earnings on an investment in CREF. We may do this using a hypothetical investment earning a specified rate of return. To illustrate the effects of compounding, we would show how the total return from an investment of the same dollar amount, earning the same or different interest rate, vary depending on when the investment was made. To illustrate the effects of tax deferral, we will show how the total return from an investment of the same dollar amount, earning the same or different interest rates, for individuals in the same tax bracket, would vary between tax-deferred and taxable investments. CREF may also illustrate in advertisements, sales literature and reports to participants the effect of an investment fund's expenses on total return over time. We may do this using a hypothetical investment earning a specified rate of return. We would show how the total return, net of expenses, from an investment of the same dollar amount in funds with the same investment results but different expense deductions varies increasingly over time.


ACCUMULATION UNIT VALUES

For each CREF Account, accumulation unit values are calculated at the end of each valuation day by multiplying the previous day's values by the unit change factor for each Account. The unit change factor is calculated as A divided by B, where A and B are defined as:

     A. The value of the Account's net assets at the close of the current valuation period, less premiums received during the current period.

     B. The value of the Account's net assets at the end of the previous valuation period, plus the net effect of transactions made by the start of the current period.

ANNUITY PAYMENTS


The amount of the annuity payments to be paid to a Participant or beneficiary ("annuitant") will depend upon the number and the value of the annuity units payable. The amount of the annuity payments will change according to the revaluation method chosen. The number of annuity units is first determined on the annuity starting date. Separate annuity units will be maintained in each annuity fund for payments being made under each of the two revaluation methods.

Under the annual revaluation method (which is the method used for all annuity payments as of May 1, 1997), the value of an annuity unit is redetermined on March 31 of each year, with the resulting changes in annuity payments beginning May 1. These changes reflect the net investment experience of the chosen Account(s) as well as the past and anticipated mortality experience of those individuals receiving annuity payments from the Accounts' annually revalued annuity funds. The net investment and mortality experience for the twelve months following the annual redetermination of an Account's annuity unit value will be reflected in the following year's value. All Accounts provide annuity payments.

Under the monthly revaluation method (expected to be available, subject to regulatory approval, in late 1997), the value of an annuity unit is redetermined daily. The amount of each annuity payment is determined on the payment valuation date. If the issue date of an annuity income certificate isn't earlier than the payment valuation date preceding the first periodic annuity payment, the amount of the first annuity payment will be determined on the issue date. The daily changes in the value of an annuity unit reflect the net investment experience of the chosen Account(s). The value of the annuity unit is also redetermined on March 31 of each year, to include the past and anticipated mortality experience of those individuals receiving annuity payments from the Accounts' monthly revalued annuity funds. Annuitants can be said to bear the mortality risk under the certificate.


The formulas for calculating the number and value of annuity units payable are set forth below.

CALCULATION OF THE NUMBER OF ANNUITY UNITS PAYABLE


When a Participant or a beneficiary converts the value of all or a portion of his or her accumulation into an income option or method of payment, the number of annuity units payable from an Account is determined by dividing the value of the accumulation in the Account to be applied to provide the annuity payments by the product of the annuity unit value and an annuity factor. The annuity factor is the value as of the annuity starting date of an annuity in the amount of $1.00 per month beginning on the first day such annuity units are payable and continuing for as long as such annuity units are payable.

When the chosen income option or method of payment involves life contingencies, the annuity factor will reflect the mortality assumptions for the person(s) on whose life (lives) the annuity payments will be based. In these instances, mortality will be assumed according to a unisex version of the current (1983) mortality table for individual annuitants published by the Society of Actuaries, at the person's then current age, set back two months for each complete year that has elapsed since March 31, 1986 (to account for expected gains in longevity in the future), and with interest assumed at the effective annual rate of 4%. CREF reserves the right to change the mortality assumptions from time to time to conform with changes in the mortality experience of CREF annuitants.


When the income option or method of payment does not involve life contingencies, the annuity factor is calculated with interest assumed at the effective annual rate of 4%.


VALUE OF ANNUITY UNITS


The value of an annuity unit is defined in terms of a "basic annuity unit" which is established each year, as of March 31, for each revaluation method in each Account then providing annuity payments.

The value of the basic annuity unit is determined for each revaluation method in each Account as A divided by B, where A and B are defined as follows for the annual (or monthly) revaluation methods:

     A. The Account's annually (or monthly) revalued annuity fund as of March 31, reduced by the dollar amount of benefits payable under the annual (or monthly) revaluation method on April 1 under pay-out certificates in the Account as of March 31.

     B. The actuarial present value, expressed in units, of all future payments due on or after the next following May 1 under the annual (or monthly) revaluation method under pay-out certificates in the Account as of March 31. This liability is calculated on the basis of interest at an effective annual rate of 4% and a mortality table designed to approximate the current mortality rates of CREF annuitants.

For Participants beginning annuity income, the initial value of the annuity unit is the interim annuity unit value as of the annuity starting date. An interim annuity unit value is calculated separately for each annuity fund in each Account as of each valuation day. The interim annuity unit value reflects the actual investment and payment experience of the annuity fund to the current date, relative to the 4% assumed investment return. The interim annuity unit value also includes any changes expected to occur in the future because payments are revalued once a year or once a month, assuming the annuity fund earns the 4% assumed investment return in the future.





For Participants under the annual revaluation method, the value of the annuity unit will remain the same until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the basic annuity unit value determined as of such March 31. For Participants under the monthly revaluation method, the value of the annuity unit changes on the payment valuation date for the payment due on the first of the following month.

When a Participant or beneficiary receiving annuity income transfers annuity units from one CREF Account to another, the number of annuity units added to the CREF Accounts to which units are being transferred will be determined by multiplying the number of annuity units to be transferred by the interim annuity unit value, determined on the transfer date, for the Account from which the annuity units are being transferred, and dividing by the interim annuity unit value, determined on the transfer date, for the Account to which the annuity units are being transferred. Currently transfers are effective on March 31 only, although we expect to make transfers available more frequently in late 1997, subject to regulatory approval. Under the annual payment revaluation method, the amount of annuity payments will not change following a transfer, until the basic annuity unit values are redetermined on the following March 31. Under the monthly revaluation method and for all transfers to the TIAA traditional annuity, your payments will change with the payment due after the first payment valuation date following the transfer date. Transfers between the monthly and the annual revaluation methods will be effective only on March 31.

The value of annuity units transferred from a CREF Account under the annual revaluation method to TIAA is equal to A plus B, where A and B are defined as follows:

     A. the present value of the payments due after the first payment valuation date following the transfer date continuing to the following April 1, but not longer than such annuity units are payable.

     B. the present value of one interim annuity unit multiplied by the number of annuity units, payable beginning on the following May 1 (or the May 1 of the following calendar year if the transfer is effective in April) continuing for as long as such annuity units are payable.

The present values will be calculated assuming interest at an effective annual rate of 4%, and the same mortality assumptions then in use for Participants or beneficiaries converting an accumulation to an income option or method of payment at the age(s) as of the transfer date of the person(s) on whose life (lives) the annuity payments are based.

Currently such transfers are effective on March 31 only. Subject to regulatory approval, beginning in late 1997, we plan to allow transfers on a more frequent basis. At that time we also plan to make the monthly revaluation method available. The value of annuity units transferred from a CREF Account under the monthly revaluation method to TIAA will be equal to the number of annuity units multiplied by the current value of one interim annuity unit multiplied by an annuity factor. The annuity factor is the value of an annuity in the amount of $1.00 per month beginning with the payment due after the first payment valuation date following the transfer date continuing for as long as such annuity units are payable.

MODIFICATION

CREF reserves the right, subject to approval by the Board of Trustees, to modify the manner in which the number and/or value of annuity units is calculated in the future. Any such modification, however, must be approved by the New York State Superintendent of Insurance.

INFORMATION ON CHANGES IN THE VALUE OF ANNUITY UNITS

Information with respect to the percentage changes in the value of a basic annuity unit over stated periods for each Account providing annuity payments may be provided. This information provides the average annual percentage changes and cumulative percentage changes in the basic annuity unit value of an Account over 1, 5 and 10 year periods commencing on May 1. For Participants who have already begun receiving annuity income as of the March 31 immediately preceding the start of each period, this reflects the growth (or decline) in the value of the basic annuity unit from May 1 as of the start of the stated period to May 1 as of the end of the stated period. The average annual percentage change in the basic annuity unit value is determined according to the following formula:

                  A(1+K)n =B
            where: A = basic annuity unit value determined as of
                       March 31 for payments due during
                       the twelve month period commencing on
                       May 1 at the start of the period
                   K = average annual  percentage  change
                   n = number of years in the period
                   B = basic annuity unit value determined as of
                       March 31 for payments due
                       during the twelve month period
                       commencing on May 1 at the end of the
                       period.



The equation is then solved for K to derive the average annual percentage change in the basic annuity unit value over the span of 1, 5 or 10 years. The cumulative percentage change simply reflects the percentage change in the basic annuity unit value, B divided by A minus 1, over such period.

Information on changes in the value of a basic annuity unit is set forth below:



                                         AVERAGE ANNUAL CHANGES IN BASIC ANNUITY UNIT VALUE*
                                         ---------------------------------------------------

====================================================================================================================================
                               STOCK       GLOBAL          GROWTH        EQUITY       BOND          SOCIAL         MONEY MARKET
                                           EQUITIES                      INDEX       MARKET         CHOICE
------------------------------------------------------------------------------------------------------------------------------------
Year Ended May 1, 1997           %             %              %             %           %              %                  %
------------------------------------------------------------------------------------------------------------------------------------
5 Years ended May 1, 1997        %                                                                     %                  %
------------------------------------------------------------------------------------------------------------------------------------
10 Years ended May 1, 1997       %
====================================================================================================================================



                                           CUMULATIVE CHANGE IN BASIC ANNUITY UNIT VALUE*
                                           ----------------------------------------------

==================================================================================================================
                               STOCK       GLOBAL      GROWTH        EQUITY      BOND     SOCIAL        MONEY MARKET
                                           EQUITIES                  INDEX       MARKET   CHOICE
------------------------------------------------------------------------------------------------------------------

Year Ended May 1, 1997            %         %             %            %          %         %             %
------------------------------------------------------------------------------------------------------------------
5 Years ended May 1, 1997         %                                                         %              %
------------------------------------------------------------------------------------------------------------------
10 Years ended May 1, 1997        %
==================================================================================================================

*The Bond Market Account became available for paying out retirement income as of April 1, 1996.

The average annual and cumulative changes in the basic annuity unit value of the Global Equities Account since inception in 1992 were 10.53% and 48.0%, respectively. The average annual and cumulative changes in basic annuity unit value for the Growth and Equity Index Accounts since inception in 1994 were 18.79% and 39.10%, and 17.94% and 37.20%, respectively. The average annual and cumulative changes in the basic annuity unit value of the Social Choice Account since inception in 1991 were 7.92% and 46.40%, respectively. The average annual and cumulative changes in the basic annuity unit value of the Money Market Account since inception in 1988 were 1.32% and 11.10%, respectively.

It is assumed in calculating the annuity unit values that the assets in the annuity fund will increase at a 4% rate of return. Therefore, the above figures reflect the difference between CREF's net earnings rate and the assumed 4% rate. The above figures also reflect all deductions made from the assets of the relevant Account, as well as the annuity fund's mortality experience. CREF's past experience should not be considered a prediction of future changes in annuity unit values. The basic annuity unit value for each annuity fund in each Account is determined as of March 31 of each year, and changes every year on May
1. For current annuity unit values, please contact CREF.


PERIODIC REPORTS

Prior to the time an entire accumulation has been applied to provide annuity payments, a Participant will be sent a statement each quarter which sets forth the following:

(1) Premiums paid during the quarter; (2) the number and dollar value of accumulation units credited to the Participant during the quarter and in total in each Account; (3) cash withdrawals from each Account during the quarter; (4) any repurchase or transfer to a funding vehicle other than TIAA or CREF during the quarter, if an amount remains in the Participant's accumulation after those transactions; (5) any transfers between Accounts or between CREF and TIAA during the quarter; and (6) the amount from each Account applied to begin annuity payments during the quarter.

CREF also will transmit to Participants, at least semi-annually, reports showing the financial condition of CREF, and a schedule of investments held in each Account in which they have accumulations.


VOTING RIGHTS


How many votes a Participant can cast on matters that require a vote of Participants will be determined separately for each CREF Account. On the record date, you'll have one vote per dollar of your assets in each Account's accumulation fund, and/or one vote per dollar of the assets underlying your annuity in each Account's annuity fund.

Issues that affect all the CREF Accounts in substantially the same way will be voted on by all Participants, without regard to the individual CREF Accounts. Issues that don't affect an Account won't be voted on by the Account. Issues that affect all Accounts, but in which their interests aren't substantially the same, will be voted on separately by each Account.

When we use the phrase "majority of outstanding voting securities" in the Prospectus and in this Statement of Additional Information, we mean the lesser of (a) 67 percent of the voting securities present, as long as the holders of at least half the voting securities are present or represented by proxy; or (b) 50 percent of the outstanding voting securities. Depending on what's being decided, the percentages may apply to CREF as a whole or to any Account(s). If a majority of outstanding voting securities isn't required to decide a question, we'll generally require a quorum of 10 percent of those securities, with a simple majority required to decide the issue. If laws, regulations, or legal interpretations make it unnecessary to submit any issue to a vote, or otherwise restrict Participant voting rights, we reserve the right to act as permitted.

GENERAL MATTERS

NO ASSIGNMENT OF CERTIFICATES


No assignment, pledge, or transfer of a certificate, or of any of the rights or benefits conferred thereunder, may be made and any such action will be void and of no effect, except that spousal transfers on separation or divorce, and the transfer of rights and benefits under an RA certificate to a Participant by an employer under a delayed vesting arrangement, may be permitted.


PAYMENT TO AN ESTATE, GUARDIAN, TRUSTEE, ETC.

CREF reserves the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. CREF will not be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

CLAIMS OF CREDITORS


Pursuant to CREF's Charter, as enacted by the New York State Legislature, the rights and benefits accruing to Participants or other persons under the certificates generally are exempt from the claims of creditors, subject to any contrary requirements of law.


BENEFITS BASED ON INCORRECT INFORMATION


If the amounts of benefits provided under a certificate were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by CREF, appropriate adjustments will be made.


PROOF OF SURVIVAL


CREF reserves the right to require satisfactory proof that anyone named to receive benefits under a certificate is living on the date payment is due. If this proof is not received after a request in writing, CREF will have the right to make reduced payments or to withhold payments entirely until such proof is received. CREF maintains audit procedures designed to assure that annuity benefits will be paid to living persons entitled to receive those benefits. If, however, under a survivor annuity option (see page of the Prospectus) CREF has overpaid benefits because of a death of which it was not notified, subsequent payments will be reduced or withheld until the overpayment has been recovered. CREF reserves the right to pursue any other remedies available to it.


STATE REGULATION

CREF is subject to regulation by the New York State Superintendent of Insurance ("Superintendent") as well as by the insurance regulatory authorities of certain other states and jurisdictions.

CREF must file with the Superintendent both quarterly and annual statements on forms promulgated by the New York State Insurance Department. CREF's books and assets are subject to review and examination by the Superintendent and the Superintendent's agents at all times, and a full examination into the affairs of CREF is made at least every five years. In addition, a full examination of CREF's operations is usually conducted periodically by some other states.

CREF is also subject to the requirements of the New York State Not-For-Profit Corporation Law.


LEGAL MATTERS


All matters of applicable state law pertaining to the certificates, including CREF's right to issue the certificates thereunder, have been passed upon by Charles H. Stamm, Executive Vice President and General Counsel. Legal matters relating to the federal securities laws have been passed upon by Sutherland, Asbill & Brennan, L.L.P., Washington, D.C.


EXPERTS

The financial statements of CREF incorporated in this Statement of Additional Information by reference have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports, which are incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm, given upon their authority as experts in accounting and auditing.

CONSIDERATIONS CONCERNING CREF'S NEW ACCOUNTS
AND OPTIONS

CONSIDERATIONS FOR EMPLOYERS


Over the past several years CREF has added many new Accounts and options that employers should consider adding to their plans. In doing so, employers should keep in mind that the overwhelming majority of Participants and employers view TIAA-CREF very favorably. Ninety-six percent of the Participants who responded to a survey conducted in 1995 by an independent organization expressed overall satisfaction with TIAA-CREF and said that they would recommend TIAA-CREF to a colleague. Ninety-four percent of these Participants said that given the choice between TIAA-CREF and other companies, they would choose TIAA-CREF again (63% would definitely choose TIAA-CREF and 31% would probably do so.) Employer satisfaction is evidenced by the fact that, based on the best available data, a majority of the employers with TIAA-CREF retirement plans had not found it necessary to add other funding vehicles to their plans as of January 1, 1997.

The new demands placed on administrators by CREF's new options make the support and services received by administrators from the company funding their plans essential. Along with the new options, CREF offers employers the pension expertise and high level of services they have come to rely on, and to find new ways to help plan administrators do their jobs in an increasingly complex environment. Services currently provided by TIAA-CREF Individual & Institutional Services, Inc. include: (1) counseling on retirement plans and planning including recommendations regarding allocation of assets (for administrators, Participants and retirees) by professional counselors rather than by commissioned salespeople; (2) services for Participants such as annual Annuity Benefit Reports, quarterly transaction reports, newsletters and other publications about retirement planning, pre-retirement seminars, individual counseling, a Participant Information Center, and 24-hour toll-free numbers for Participant transactions and inquiries; and (3) services for plan administrators such as assistance in plan design and operation, branch offices throughout the country, publications, staff meetings, videos, tax-deferred annuity software to help administrators calculate the maximum amount of salary a Participant may tax-defer, and non-discrimination software to help administrators evaluate their plans.

CONSIDERATIONS FOR PARTICIPANTS


Variety of Investment Accounts. The growing family of CREF Accounts is designed to provide additional investment options for Participants who want to diversify their accumulations. Most experts recommend diversification as a good strategy for retirement investing, both because a diversified portfolio offers a degree of safety from the volatility of specific markets, and because it allows the investor to benefit from the potential for growth in several different types of investments. Since the Bond Market, Inflation-Linked Bond, and Social Choice Accounts invest at least some of their portfolios in fixed-income securities, Participants should be aware that statistics compiled by Ibbotson Associates, Inc. confirm that historically bonds have experienced less volatility than common stocks and greater returns than money market instruments. However, these relationships may differ, based on market conditions or other factors, over the short-term or even over the long-term. Fluctuations in interest rates can have a significant effect on the Bond Market and Inflation-Linked Bond Accounts' performance. Furthermore, although past performance is no guarantee of future results, stocks have outperformed bonds over the long-term. Many experts recommend taking a long-term view with retirement investments.

The Stock Account may be appropriate for people who have a longer time until retirement and think that stocks will perform well over time. The Stock Account can also be a good choice for anyone who wants to complement other holdings in guaranteed products. Many Participants choose only the Stock Account for their equity investments.

The Global Equities Account may be appropriate for Participants who are interested in the opportunities offered by overseas markets and the potential growth of foreign economies. We recommend that those who already have substantial allocations to the Stock Account consider putting some of their accumulations in the Global Equities Account to diversify and enhance growth potential. Over the long-term, the international component of the Stock Account has added additional diversification, helped reduce volatility and helped the Account generate high long-term returns. (Past performance is no guarantee of future results.)

Studies by Morgan Stanley Capital International show that during recent years, many of the top performing equity markets were overseas. During the period from 1984 to 1995, the non-U.S. share of the world's total equity market capitalization has risen significantly. Many people feel that a great deal of the world's economic expansion over the next several decades will be overseas-particularly as less developed nations come into their own. The Global Equities Account will be especially attractive to those who agree, and who plan to hold investments in the Account for long periods.

Foreign capital markets have grown rapidly in the past two decades, with Japan, Germany and others increasing their share of the world's equity investments. Emerging markets can also provide important investment opportunities. However, many overseas markets have only recently begun to attract international investment, so less is known about their long-term patterns than about domestic markets.

Like the other Accounts, the Global Equities Account offers the advantages of diversification. In particular, since domestic and foreign markets sometimes move in different cycles, overseas investments can help offset declines in American markets, and vice versa. In addition, because the Global Equities Account's investments are spread throughout the world, the Account is less dependent on the economic situation in any single country than the Stock Account is.

The Global Equities Account may interest investors who are willing to assume more risk to seek faster growth, since generally the Account will have a larger percentage of its portfolio actively managed than the Stock Account does. Some may believe that the Global Equities Account can help them keep pace with or exceed inflation. Although the Account may invest in bonds and money market instruments, we expect that the percentage of debt securities generally will be low.

The Global Equities Account is managed by the same people that manage the Stock Account--TIAA-CREF Investment Management, Inc. They have acquired expertise in international investment through careful research and cultivating local contacts. The Account's investment staff are experts in analyzing economic trends and evaluating corporate performance. They are fully conversant with the policies and practices of many nations, including their investor demographics and risk tolerance. There are extra costs to doing business overseas, which are reflected in the Global Equities Account's expense charges.

The Growth Account might be appropriate for people who believe that there are significant value or growth opportunities in the stock market over the long-term if one is willing to take some additional risk. People who have a longer time until retirement, or want to balance a portfolio of more conservative investments, should consider this Account.

The Equity Index Account might be attractive to Participants who believe that the U.S. stock market overall will perform as well as or better over time than active selection of stocks or a combination of U.S. and foreign stocks (like the Stock or Global Equities Account) with less variability and risk.

The Bond Market Account may be appropriate for Participants who want to diversify their retirement savings beyond stock and money market instruments, and for those who think that bonds and other fixed-income securities are a good investment for the accumulation of retirement savings. It is expected that the Bond Market Account's total return will be relatively stable when interest rates are stable and will experience variability when interest rates rise or fall.


The Inflation-Linked Bond Account may be appropriate for Participants who want their retirement investments to keep pace with inflation and are less concerned with earning a high real rate of return over and above the rate of inflation. Anyone who wants to invest conservatively and preserve his or her capital, perhaps because he or she is close to retirement age or in the pay-out phase of retirement investing, should consider this Account. During the accumulation phase, the Account can serve as a useful tool for diversifying assets, since the performance of the Account's underlying investments most likely will not directly correlate with movements in stocks and will not highly correlate with movements in conventional bonds. Inflation-linked bonds may also be an appropriate complement to a portfolio consisting of both stocks and conventional bonds in certain economic conditions such as when movements in stocks and conventional bonds are correlated. Since individual inflation-linked bonds pay a predictable interest rate over the Consumer Price Index, moreover, they may also track inflation more directly year by year than investments in real estate.

The Account may also serve as an effective annuity pay-out vehicle, by helping annuitants preserve the spending power of their income under a variety of economic conditions. Ideally, this Account should be viewed as another relatively stable component in a diversified retirement portfolio that includes both stock and other investments that can help combat the effects of inflation and provide growth in assets. It should be noted, however, that inflation-linked bonds would have underperformed stocks by a wide margin over the last twenty years.

The threat of inflation is of particular concern to retirees who may have limited sources of income, leaving them particularly vulnerable if the cost of living rises sharply. For example, a person retiring at the end of 1978 would have experienced an almost 40% decline in the dollar's purchasing power over the next three years (based on changes in the Consumer Price Index). Although we haven't experienced periods of high inflation recently, we could again. And even low to moderate inflation over long periods will affect the value of one's accumulation or pay-out amounts.

U.S. Treasury Inflation-Linked Securities (TIPS) were modeled after inflation-indexed securities issued by the Canadian Government in 1991. TIPS are generally more immediately responsive to inflation than most foreign inflation-linked bonds since typically the indexation lag period is longer (e.g., eight months) for foreign bonds than it is for TIPS (e.g., three months).

Participants who want to invest in an Account with socially conscious investment criteria could consider the Social Choice Account. This Account could also be suitable for people who want an Account that is balanced among stocks, bonds and money market investments, and which might be less volatile than a bond or stock account alone.

The Money Market Account may be appropriate for Participants who want to keep up with inflation but are not looking for a high real rate of return (i.e., returns greater than inflation). Anyone who is averse to market risk, perhaps because he or she is close to retirement age, should consider this Account.


In its advertisements CREF may use charts to illustrate possible allocations of investments among the CREF Accounts for Participants in different financial situations.

EMPLOYER PLANS. Participants should take into account the particular terms of the retirement plan at their employing institution. Our advertisements and other sales materials may provide information about these plans.


INDEPENDENT SURVEYS. Customer service may be an important consideration for Participants. In its advertisements CREF may report the results of surveys conducted by independent agencies regarding customer service.

MARKET TIMING. Participants should be aware of the risk which arises whenever Participants engage in market timing. Market timing is an investment technique whereby amounts are transferred from one category of investment to another based upon a perception of how each of those categories of investments will perform relative to the others at a particular time. Participants who engage in market timing either between CREF Accounts or between an Account and another company run the risk that they may transfer out of a type of investment with a rising market value or transfer into a type of investment with a falling market value. CREF does not endorse the practice of market timing in general or any particular provider of such services.

TAXES AND ECONOMIC TRENDS. Participants should consider the effects of changes in federal income tax rates on their investment decisions. Investments with tax-deferred earnings, or that accept pre-tax contributions, might be more attractive when tax rates rise. Overall economic trends can also affect an investment decision; for example, when interest rates are low, Participants may prefer investments in equities that offer greater growth potential.

ADDITIONAL INFORMATION


A Registration Statement has been filed with the Securities and Exchange Commission, under the 1933 Act, with respect to the certificates discussed in the Prospectus and in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus or this Statement of Additional Information. Statements contained herein concerning the contents of the certificates and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Commission.


FINANCIAL STATEMENTS

This information is incorporated by reference from the Annual Report to Participants. CREF will furnish you, without charge, another copy of the report on request. Write to College Retirement Equities Fund, 730 Third Avenue, New York, N.Y. 10017, Attention: Central Services, or call 1 800 842-2733, extension 5509.

                                     PART C
                               OTHER INFORMATION

                           PART C - OTHER INFORMATION

Item 28.    FINANCIAL STATEMENTS AND EXHIBITS

     (a)    FINANCIAL STATEMENTS


            The following Financial Statements for the Stock Account of the College Retirement Equities Fund ("CREF") are incorporated into Part B of this Registration Statement by reference from pages through of the Annual Report to Participants in the Stock Account dated December 31, 1996, as filed with the Commission pursuant to Rule 30b2-1 under the Investment Company Act of 1940 on March , 1997 (Accession No. ):


                                                                            Page

            Report of Independent Auditors ...................................

            Audited Financial Statements:

            Statement of Assets and Liabilities ..............................

            Statement of Operations...........................................

            Statement of Changes in Net Assets ...............................

            Notes to Financial Statements.....................................

            Statement of Investments..........................................


            The following Financial Statements for the Money Market, Bond Market, Social Choice, Global Equities, Growth, and Equity Index Accounts of CREF are incorporated into Part B of this Registration Statement by reference from pages through of the Annual Report to Participants in the Money Market, Bond Market, Social Choice, Global Equities, Growth, and Equity Index Accounts dated December 31, 1996, as filed with the Commission pursuant to Rule 30b2-1 under the Investment Company Act of 1940 on March , 1997 (Accession No. ):

                                                                            Page

            Report of Independent Auditors....................................

            Audited Financial Statements:

            Statements of Assets and Liabilities..............................

            Statements of Operations..........................................

            Statements of Changes in Net Assets...............................

            Notes to Financial Statements.....................................

            Statements of Investments--

               Money Market Account...........................................

               Bond Market Account............................................

               Social Choice Account..........................................

               Global Equities Account........................................

               Growth Account.................................................

               Equity Index Account...........................................

            The following Financial Statements for the Inflation-Linked Bond Account will be filed by subsequent post-effective amendment:

                                                                            Page

            Report of Independent Auditors ...................................

            Audited Financial Statements:


       (b)  EXHIBITS

              (1)         Not Applicable
              (2)         (a)         Charter of CREF (as amended) 7
                          (b)         Constitution of CREF (as amended) 7
                          (c)         Bylaws of CREF (as amended) *
              (3)         (a)         Custodial Services Agreement with
                                      The Chase Manhattan Bank, N.A. 2
                          (b)         Custodian Services Agreement with
                                      Bankers Trust Company (as amended) 7
                          (c)         Indenture Agreement Between CREF and
                                      Canada Permanent Trust Company 2

                      (d)     Custodial Services Agreement
                              Between CREF and Morgan Guaranty Trust
                              Company (as assigned to Bank of New
                              York) 2
                      (e)     Custodial Services Agreement
                              Between CREF and Morgan Guaranty Trust
                              Company (as assigned to Bank of New
                              York) (Bond Market Account) 1
                      (f)     Custodial Services Agreement
                              Between CREF and Morgan Guaranty Trust
                              Company (as assigned to Bank of New
                              York) (Social Choice Account) 7
                      (g)     Custodial Services Agreement Between
                              CREF and Bank of New York (Inflation-
                              Linked Bond Account) *
             (4)      Not applicable


             (5)      Principal Underwriting and Administrative
                      Services Agreement Between CREF and TIAA-CREF Individual & Institutional Services, Inc. (as amended)**


             (6)      (a)     Retirement Unit-Annuity Certificate 1
                      (b)     Supplemental Retirement Unit-Annuity
                              Certificate 1
                      (c)     (i)      Group Supplemental Retirement Unit-
                                       Annuity Contract 6
                             (ii)      Group Supplemental Retirement Unit-
                                       Annuity Certificate 6
                      (d)     (i)      Group Retirement Annuity Contract
                                       (including Specimen of Group
                                       Retirement Unit-Annuity Certificate
                                       and Agreement with Trustee) 4
                             (ii)      Form of Election Agreement between
                                       CREF and Employer (for Group
                                       Retirement Annuity Contract) 4
                            (iii)      Group Retirement Unit-Annuity
                                       Contract (for use in Oregon) 6
                             (iv)      Group Retirement Unit-Annuity
                                       Certificate (for use in Oregon) 6
                      (e)     Rollover Individual Retirement Unit-
                              Annuity Certificate 5
                      (f)     The Following Certificates representing
                              CREF Income Options:
                              (i)      Life Unit-Annuity 1
                             (ii)      Life Unit-Annuity with Minimum
                                       Guaranteed Period 1
                            (iii)      Last Survivor Life Unit-Annuity 1
                             (iv)      Joint and Survivor Life Unit-
                                       Annuity 1
                              (v)      Last Survivor Life Unit-Annuity
                                       with Minimum Guaranteed Period 1
                          (vi)         Joint and Survivor Life Unit-
                                       Annuity with Minimum Guaranteed
                                       Period 1
                         (vii)         Unit-Annuity Certain 1
                        (viii)         Minimum Distribution Option 5
                      (g)     Accumulation-Unit Deposit Certificate
                              (payable as a death benefit only) 1
                      (h)     (i)      Endorsement to in-force
                                       Supplemental Retirement Unit-
                                       Annuity Certificates (reflecting
                                       addition of Global Equities Account
                                       and IRC Withdrawal Restrictions) 3
                             (ii)      Endorsement to in-force
                                       Supplemental Retirement Unit-
                                       Annuity Certificates (reflecting
                                       addition of Minimum Distribution
                                       Annuity) 6
                            (iii)      Endorsement to new issues of the
                                       Supplemental Retirement Unit-
                                       Annuity Certificate (reflecting
                                       addition of Money Market, Bond
                                       Market, Social Choice, and Global
                                       Equities Accounts, Deletion of a
                                       CREF Account or Unit-Annuity,
                                       transfers to CREF or TIAA, addition
                                       of Minimum Distribution Annuity,
                                       addition of Spouse's Rights to
                                       Benefits, and IRC Withdrawal
                                       Restrictions) 6
                      (i)     (i)      Endorsement to in-force Retirement
                                       Unit-Annuity Certificates
                                       (reflecting addition of Global
                                       Equities Account and IRC Withdrawal
                                       Restrictions) 3
                             (ii)      Endorsement to in-force Retirement
                                       Unit-Annuity Certificates
                                       (reflecting addition of Minimum
                                       Distribution Annuity and
                                       availability of Unit-Annuity for a
                                       Fixed Period) 6
                            (iii)      Endorsement to new issues of the
                                       Retirement Unit-Annuity Certificate
                                       (reflecting addition of Money
                                       Market, Bond Market, Social Choice
                                       and Global Equities Accounts,
                                       deletion of CREF Account or Unit-
                                       Annuity, availability of transfers
                                       to Approved Funding Vehicles, Cash
                                       Withdrawals, availability of Unit-

                                       Annuity for a Fixed Period, Right
                                       to Split Certificate, addition of
                                       Minimum Distribution Annuity,
                                       addition of Spouse's Rights to
                                       Benefits, and IRC Withdrawal
                                       Restrictions) 6
                      (j)     (i)      Endorsement to in-force Group
                                       Supplemental Retirement Unit-
                                       Annuity Certificates (reflecting
                                       addition of the Global Equities
                                       Account) 3
                             (ii)      Endorsement to in-force and some
                                       new issues of the Group
                                       Supplemental Retirement Unit-
                                       Annuity Certificate (reflecting
                                       addition of Minimum Distribution
                                       Annuity) 6
                            (iii)      Endorsement to new issues of the
                                       Group Supplemental Retirement Unit-
                                       Annuity Certificate (reflecting
                                       addition of the Global Equities
                                       Account, and deletion of a CREF
                                       Account or Unit-Annuity and
                                       addition of the Minimum
                                       Distribution Annuity) 6
                             (iv)      Endorsement to Group Supplemental
                                       Retirement Unit-Annuity
                                       certificates for 401(k) retirement
                                       plans (reflecting annuity starting
                                       date, availability of lump-sum
                                       benefits and IRC Withdrawal
                                       Restrictions) 6
                      (k)     (i)      Endorsement to in-force Group
                                       Retirement Unit-Annuity
                                       Certificates Issued on or After
                                       3/1/91 (reflecting addition of the
                                       Global Equities Account) 3
                             (ii)      Endorsement to in-force Group
                                       Retirement Unit-Annuity
                                       Certificates Issued Before 3/1/91
                                       (reflecting addition of the Global
                                       Equities Account and IRC Withdrawal
                                       Restrictions) 6
                            (iii)      Endorsement to in-force Group
                                       Retirement Unit-Annuity Certificate
                                       (reflecting addition of Minimum
                                       Distribution Annuity and
                                       availability of Annuity for a Fixed
                                       Period) 6
                             (iv)      Endorsement to in-force Group

                                       Retirement Unit-Annuity Certificate
                                       (reflecting addition of Minimum
                                       Distribution Annuity, availability
                                       of Annuity for a Fixed Period and
                                       IRC Withdrawal Restrictions) 6
                      (l) Endorsement to new issues of Retirement Unit-Annuity Certificates and
                              Supplemental Retirement Unit-Annuity
                              Certificates (reflecting restatement of
                              accumulation unit value on 12/21/86 and
                              inclusion of net dividend income in
                              value of accumulation unit beginning
                              1/1/87) 6
                      (m)     Endorsement to new and in-force issues
                              of CREF Retirement Unit-Annuity
                              Certificates, Supplemental Retirement
                              Unit-Annuity Certificates, Group
                              Retirement Unit-Annuity Certificates,
                              Group Supplemental Retirement Unit-
                              Annuity Certificates, Rollover IRA
                              Certificates, Minimum Distribution
                              Annuity Certificates and Accumulation-
                              Unit Deposit Certificates (reflecting
                              addition of the Growth Account and the
                              Equity Index Account) 7
                      (n) Endorsement to Group Retirement Unit-Annuity Certificates (reflecting addition of Social Choice Account payout
                              option) 4
                      (o)     Endorsement to CREF Certificates
                              (reflecting yearly transfer to Minimum
                              Distribution Annuity Certificate) 5
                      (p)     Endorsement to CREF Certificates
                              (reflecting allocation and transfer
                              options, CREF's right to split
                              certificate, and CREF's right to delete
                              Bond Market or Social Choice Account or
                              to stop providing Unit-Annuities
                              thereunder) 5
                      (q)     (i)      Endorsement to in-force Minimum
                                       Distribution Annuity Certificates
                                       (non-cashable) (reflecting addition
                                       of the Global Equities Account) 3
                             (ii)      Endorsement to new issues of the
                                       Minimum Distribution Annuity
                                       Certificate (non-cashable)
                                       (reflecting addition of the Global
                                       Equities Account, definition of
                                       Annuity Unit, and deletion of a
                                       CREF account or Unit-Annuity) 3

                      (r)     (i)      Endorsement to in-force Minimum
                                       Distribution Annuity Certificates
                                       (cashable) (reflecting addition of
                                       the Global Equities Account) 3
                          (ii)         Endorsement of new issues of
                                       Minimum Distribution Annuity
                                       Certificates (cashable)(reflecting
                                       addition of the Global Equities
                                       Account, definition of Annuity
                                       Unit, and deletion of a CREF
                                       Account or Unit-Annuity) 3
                           (s)     Endorsement to new issues of Unit-
                                   Annuity Certificates (reflecting
                                   addition of the Global Equities Account
                                   and deletion of a Unity-Annuity) 3

                        (t)    (i)      Endorsement to Retirement Unit-
                                            Annuity Certificate (reflecting
                                            addition of the Inflation-Linked
                                            Bond Account and Right to a Tax-
                                            Free Rollover) *
                                 (ii)       Endorsement to Supplemental
                                            Retirement Unit-Annuity Certificate
                                            (reflecting addition of the
                                            Inflation-Linked Bond Account and
                                            Right to a Tax-Free Rollover) *
                                (iii)      Endorsement to Rollover Individual
                                            Retirement Unit-Annuity Certificate
                                            (reflecting addition of the
                                            Inflation-Linked Bond Account and
                                            Right to a Tax-Free Rollover) *
                                 (iv)       Endorsement to Group Retirement
                                            Unit-Annuity Certificate
                                            (reflecting addition of the
                                            Inflation-Linked Bond Account and
                                            Right to a Tax-Free Rollover) *
                                  (v)       Endorsement to Group Supplemental
                                            Retirement Unit-Annuity Certificate
                                            (reflecting addition of the
                                            Inflation-Linked Bond Account and
                                            Right to a Tax-Free Rollover) *
                                 (vi) Endorsement to Minimum Distribution Annuity Certificate (reflecting addition of the Inflation-Linked Bond Account) *
                                (vii)       Endorsement to CREF Unit-Annuity
                                            Certificates (reflecting addition
                                            of the Inflation-Linked Bond
                                            Account) *
                               (viii) Endorsement to CREF Accumulation-Unit Deposit Certificate

                                           (reflecting addition of the
                                           Inflation-Linked Bond Account) *
                                 (ix)      Endorsement to Group Supplemental
                                           Retirement Annuity Certificate (for
                                           participants in the Alternative
                                           Plan to Social Security) *

                (7)      (a)     (i)      Application for Retirement Unit-
                                           Annuity Contracts 3
                                 (ii)      Application for Retirement Unit-
                                           Annuity Contracts (for retirement
                                           plans not covered by ERISA) 3
                          (b)     (i)      Application for Supplemental
                                           Retirement Annuity Contracts 3
                                 (ii)      Application for Supplemental
                                           Retirement Annuity Contracts (for
                                           retirement plans not covered by
                                           ERISA) 3
                          (c)     (i)      Application for Institutionally
                                           Owned Retirement Annuity
                                           Contracts 1
                                 (ii)      Applications for Institutionally
                                           Owned Retirement Annuity Contracts
                                           with Delayed Vesting 6
                                (iii)      Application for Institutionally
                                           Owned Retirement Annuity Contracts
                                           with Delayed Vesting (for
                                           retirement plans not covered by
                                           ERISA) 6
                                 (iv)      Application for Group Retirement
                                           Unit-Annuity Contract in Oregon 6
                          (d)     (i)      Enrollment Form for Group
                                           Retirement Annuity Certificates 3
                                 (ii)      Enrollment Form for Group
                                           Retirement Annuity Certificates
                                           (for retirement plans not covered
                                           by ERISA) 3
                          (e)     Application for Rollover Individual
                                  Retirement Annuity Contracts 3
                          (f)     Application for Retirement Annuity
                                  Contracts Under a Registered Pension
                                  Plan (RPP) 3
                                 (ii)      Application for Retirement Annuity
                                           Contracts under a Registered
                                           Retirement Savings Plan (RRSP) in
                                           Canada 3
                          (g)     Applications for Annuity Benefits 1
                          (h)     (i)      Enrollment Form for Group
                                           Supplemental Retirement Annuity
                                           Certificates 3
                                 (ii)      Enrollment Form for Group

                                           Supplemental Retirement Annuity
                                           Certificates (for retirement plans
                                           not covered by ERISA) 3
                          (i)     (i)      Enrollment Form for Institutionally
                                           Owned Group Retirement Annuity
                                           Certificates with Delayed Vesting 3
                                 (ii)      Enrollment Form for Institutionally
                                           Owned Group Retirement Annuity
                                           Certificates with Delayed Vesting
                                           (for retirement plans not covered
                                           by ERISA) 3
                          (j)     (i)      Enrollment Form for Two Sets of
                                           Group Retirement Annuity
                                           Certificates -- One Set Providing
                                           for Delayed Vesting 3
                                 (ii)      Enrollment Form for Two Sets of
                                           Group Retirement Annuity
                                           Certificates -- One Set Providing
                                           for Delayed Vesting (for retirement
                                           plans not covered by ERISA) 3
                          (k)     (i)      Enrollment Form for Two Sets of
                                           Group Retirement Annuity
                                           Certificates 3
                                 (ii)      Enrollment Form for Two Sets of
                                           Group Retirement Annuity
                                           Certificates (for retirement plans
                                           not covered by ERISA) 3
             (8)          Not Applicable
             (9)          None
            (10)          (a)     CREF Deferred Compensation Plan for Non-
                                  Officer Trustees 1
                          (b)     TIAA-CREF Non-Employee Trustee and
                                  Member Deferred Compensation Plan 2
           (11)           Investment Management Services Agreement
                          Between CREF and TIAA-CREF Investment
                          Management, Inc. (as amended)**
           (12)           (a)     Opinion and Consent of Charles H. Stamm,
                                  Esquire **
                          (b)     Consent of Sutherland, Asbill &
                                  Brennan, L.L.P. **
           (13)           Consent of Deloitte & Touche LLP **
           (14)           None
           (15)           (a)     Contribution Agreement between CREF and
                                  TIAA (for Money Market Account) 1
                          (b)     Seed Money Agreement between CREF and
                                  TIAA (for Global Equities Account) 2
                          (c)     Seed Money Agreement between CREF and
                                  TIAA (for Equity Index and Growth
                                  Accounts) 6
                          (d)     Seed Money Agreement between CREF and

                                 TIAA (for Inflation-Linked Bond
                                 Account) *
           (16)                  Schedules for Computation of Performance
                                 Quotations **
           (17)                  Financial Data Schedules **


----------



*           Filed herewith.
**          To be filed by subsequent post-effective amendment.


1 Previously filed in Post-Effective Amendment No. 10 To Form N-3 dated August 23, 1991 (File No. 33-480) and incorporated herein by reference.

2 Previously filed in Post-Effective Amendment No. 13 to Form N-3 dated April 23, 1992 (File No. 33-480) and incorporated herein by reference.

3 Previously filed in Post-Effective Amendment No. 16 to Form N-3 dated March 19, 1993 (File No. 33-480) and incorporated herein by reference.

4 Previously filed in Post-Effective Amendment No. 10 to Form N-3 dated August 23, 1991 (File No. 33-20480) and incorporated herein by reference.

5 Previously filed in Post-Effective Amendment No. 11 to Form N-3 dated January 31, 1992 (File No. 33-480) and incorporated herein by reference.

6 Previously filed in Post-Effective Amendment No. 19 to Form N-3 dated April 18, 1994 (File No. 33-480) and incorporated herein by reference.

7 Previously filed in Post-Effective Amendment No. 22 to Form N-3 dated March 10, 1995 (File No. 33-480) and incorporated herein by reference.


Item 29.                DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY

                        Not Applicable.

Item 30. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTRANT

                        Not Applicable.

Item 31.    NUMBER OF CONTRACTOWNERS


            As noted above, CREF is a membership corporation, consisting of seven members (known as CREF's Board of Overseers). As of December 31, 1996, there were approximately 1,615,230 individuals and institutions holding CREF certificates, including approximately 146,115 individuals receiving annuity benefits.


Item 32.    INDEMNIFICATION

            Overseers, trustees, officers and employees of CREF may be indemnified against liabilities and expenses incurred in such capacity pursuant to Article Five of CREF's bylaws (see Exhibit (2)(b)). Article Five provides that, to the extent permitted by laws, CREF will indemnify any person made or threatened to be made a party to any action, suit or proceeding by reason of the fact that such person is or was an overseer, trustee, officer or employee of CREF or, while an overseer, trustee, officer or employee of CREF, served any other organization in any capacity at CREF's request. Article Five also provides, however, that no person shall be indemnified for any liabilities or expenses arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of office. In addition, it provides that no person shall be indemnified unless such person acted in good faith and in the reasonable belief that such action was in the best interests of CREF and, with respect to any criminal action or proceeding, such person had no reasonable cause to believe the conduct was unlawful. Article Five provides reasonable and fair means for determining whether any person is entitled to indemnification. If certain conditions are met, CREF may pay liabilities or expenses in advance of the final disposition of the action, suit or proceeding. No indemnification payment may be made unless a notice concerning the payment has been filed with the New York State Superintendent of Insurance. CREF has in effect an insurance policy that will indemnify its overseers, trustees, officers and employees for liabilities arising from certain forms of conduct.

            Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to overseers, trustees, and officers of CREF, pursuant to the foregoing provision or otherwise, CREF has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by an overseer, trustee, or officer in the successful defense of any action, suit or proceeding) is asserted by an overseer, trustee, or officer in connection with the securities being registered, CREF will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 33.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

            Investment advisory services for CREF's investment accounts are provided by TIAA-CREF Investment Management, Inc. ("Investment Management"). In this connection, Investment Management is registered as an investment adviser under the Investment Advisers Act of 1940.

            The business and other connections of Investment Management's officers are listed in Schedules A and D of Form ADV as currently on file with the Commission (File No. 801-38029), the text of which is hereby incorporated by reference.

Item 34.    PRINCIPAL UNDERWRITER

            (a) Not Applicable.

            (b) TIAA-CREF Individual & Institutional Services, Inc. ("Services") may be considered the principal underwriter for the CREF Accounts. The officers of Services and their positions and offices with Services and the Registrant are listed in Schedule A of Form BD as currently on file with the Commission (File No. 8-44454), text of which is hereby incorporated by reference.

Item 35.    LOCATION OF ACCOUNTS AND RECORDS

            All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the rules promulgated thereunder will be maintained at CREF's home office, 730 Third Avenue, New York, New York 10017, and at other CREF offices located at 750 Third Avenue and 485 Lexington Avenue, both in New York, New York 10017. In addition, certain duplicated records are maintained at Pierce Leahy Archives, 64 Leone Lane, Chester, New York 10918.

Item 36.    MANAGEMENT SERVICES

            Not Applicable.

Item 37.    UNDERTAKING


            (a) CREF undertakes to file a post-effective amendment using financial statements, which need not be certified, within four to six months from the effective date of the Registration Statement.

            (b) CREF undertakes that it will file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the

Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.


            (c) CREF undertakes that it will include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

            (d) CREF undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-3 promptly upon written or oral request.


                         REPRESENTATION UNDER RULE 6C-7

            The undersigned registrant hereby represents that Rule 6c-7 under the Investment Company Act of 1940 is being relied on and that the provisions of paragraphs (a)-(d) of Rule 6c-7 are being complied with.

                            Representation Concerning
                         NO-ACTION LETTER ISSUED TO ACLI

            CREF represents that the No-Action Letter issued by the Staff of the Division of Investment Management on November 28, 1988 to the American Council of Life Insurance is being relied upon, and that the requirements for entities relying on that no-action position, itemized (1) through (4) in that Letter have been complied with.

                                   SIGNATURES


            As required by the Securities Act of 1933 and the Investment Company Act of 1940, College Retirement Equities Fund has caused this Registration Statement to be signed on its behalf, in the City of New York and State of New York on the 7th day of February, 1997.


                                                COLLEGE RETIREMENT EQUITIES FUND


                                                         By:/s/ Peter C. Clapman
                                                       -------------------------
                                                                Peter C. Clapman
                                                       Senior Vice President and
                                                      Chief Counsel, Investments

            As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                       TITLE                            DATE
---------                       -----                            ----


/s/ John H. Biggs       Chairman of the Board                   2/7/97
-----------------------
John H. Biggs           and Chief Executive Officer
                        (Principal Executive Officer)


/s/ Thomas W. Jones     Vice Chairman, President,               2/7/97
-----------------------
Thomas W. Jones         Chief Operating Officer, and
                        Trustee (Principal Financial
                        Officer)

/s/ Martin L. Leibowitz Vice Chairman, Chief Investment         2/7/97
-----------------------
Martin L. Leibowitz     Officer, and Trustee (Principal
                        Investment Officer)

/s/ Richard L. Gibbs    Executive Vice President                2/7/97
-----------------------
Richard L. Gibbs        (Principal Accounting Officer)

SIGNATURE OF TRUSTEE                             DATE
--------------------                             ----


/s/ Robert H. Atwell                            2/7/97
-----------------------
Robert H. Atwell


/s/ Elizabeth E. Bailey                         2/7/97
-----------------------
Elizabeth E. Bailey


/s/ Gary P. Brinson                             2/7/97
-----------------------
Gary P. Brinson


/s/ Joyce A. Fecske                             2/7/97
-----------------------
Joyce A. Fecske


/s/ Edes P. Gilbert                             2/7/97
-----------------------
Edes P. Gilbert


/s/ Stuart Tse Kong Ho                          2/7/97
-----------------------
Stuart Tse Kong Ho


/s/ Nancy L. Jacob                              2/7/97
-----------------------
Nancy L. Jacob


/s/ Marjorie Fine Knowles                       2/7/97
-----------------------
Marjorie Fine Knowles


/s/ Jay O. Light                                2/7/97
-----------------------
Jay O. Light


/s/ Bevis Longstreth                            2/7/97
-----------------------
Bevis Longstreth

/s/ Robert M. Lovell, Jr.                       2/7/97
-----------------------
Robert M. Lovell, Jr.


/s/ Stephen A. Ross                             2/7/97
-----------------------
Stephen A. Ross

-----------------------
Eugene C. Sit


/s/ Maceo K. Sloan                              2/7/97
-----------------------
Maceo K. Sloan


/s/ Harry K. Spindler                           2/7/97
-----------------------
Harry K. Spindler


/s/ David K. Storrs                             2/7/97
-----------------------
David K. Storrs


/s/ Robert W. Vishny                            2/7/97
-----------------------
Robert W. Vishny

                                  EXHIBIT INDEX

EXHIBIT                                                                    PAGE
NUMBER                   DESCRIPTION OF EXHIBIT                             NO.
------                   ----------------------                             ---

2(c)                     By-laws of CREF (as amended)

3(g) Custodial Services Agreement Between CREF and and Bank of New York (Inflation-Linked Bond Account)

6(t) (i) Endorsement to Retirement Unit-Annuity Certificate (reflecting addition of the Inflation-Linked Bond Account and Right to a Tax-Free Rollover)

    (ii) Endorsement to Supplemental Retirement Unit-Annuity Certificate (reflecting addition of the Inflation-Linked Bond Account and Right to a Tax-Free Rollover)

   (iii) Endorsement to Rollover Individual Retirement Unit-Annuity Certificate (reflecting addition of the Inflation-Linked Bond Account and Right to a Tax-Free Rollover)

    (iv) Endorsement to Group Retirement Unit-Annuity Certificate (reflecting addition of the Inflation-Linked Bond Account and Right to a Tax-Free Rollover)

     (v) Endorsement to Group Supplemental Retirement Unit-Annuity Certificate (reflecting addition of the Inflation-Linked Bond Account and Right to a Tax-Free Rollover)

    (vi) Endorsement to Minimum Distribution Annuity Certificate (reflecting addition of the Inflation-Linked Bond Account)

   (vii) Endorsement to CREF Unit-Annuity Certificates (reflecting addition of the Inflation-Linked Bond Account)

  (viii) Endorsement to CREF Accumulation-Unit Deposit Certificate (reflecting addition of the Inflation-Linked Bond Account)

    (ix) Endorsement to Group Supplemental Retirement Annuity Certificate (for participants in the Alternative Plan to Social Security)

15(d) Seed Money Agreement between CREF and TIAA (for Inflation-Linked Bond Account)